ANNUAL REPORT July 31, 2002

                                                                          Nuveen
                                                            Municipal Closed-End
                                                                 Exchange-Traded
                                                                           Funds

ARIZONA
NAZ
NFZ
NKR

MICHIGAN
NUM
NMP
NZW

OHIO
NUO
NXI
NBJ
NVJ

TEXAS
NTX

photo: woman and girl

photo: horse, man & elder man

                                              Dependable,
                                          tax-free income
                                                  because
                                  it's not what you earn,
                                   it's what you keep.(R)

artwork: water with pool
The Nuveen Investor
See page 17

artwork: Nuveen Investments

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

Dear
         Shareholder

photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

sidebar:

" I urge you to consider receiving future Fund reports and other information electronically ...see the inside front cover of this report for detailed instructions."

end sidebar

I am pleased to report that during the period covered by this report, your Fund continued to meet its primary objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve portfolio structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 16, 2002

Nuveen Municipal Closed-End Exchange-Traded Funds
(NAZ, NFZ, NKR, NUM, NMP, NZW, NUO, NXI, NBJ, NVJ, NTX)

Portfolio Managers'
                Comments

Portfolio managers Tom Futrell and Rick Huber discuss economic and market conditions, key strategies, and recent Fund performance. With 19 years of investment experience, Tom assumed investment management responsibility for the Nuveen Arizona, Michigan and Texas Funds in March 2002. Rick, who has 17 years of investment experience, has managed NUO and NXI since March 2001 and added NBJ and NVJ upon their inceptions in September 2001 and March 2002, respectively.

WHAT WERE THE MAJOR DRIVERS OF THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended July 31, 2002, were slow economic growth and the Federal Reserve's efforts to address this situation by aggressively easing short-term interest rates. The events of September 11, 2001, and the uncertain geopolitical climate that has followed also have impacted the economy and the markets.

In the municipal market, the general economic environment of the past twelve months, including a sluggish recovery and lack of inflationary pressures, helped many bonds perform well. The first seven months of 2002 also saw a continuation of the trend toward increased municipal issuance at the national level, with $189.9 billion in new supply, up 21% over January-July 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies, have also been active buyers in the municipal market.

TOM, HOW WAS THE ECONOMIC AND MUNICIPAL ENVIRONMENT IN ARIZONA, MICHIGAN AND TEXAS?
During the first seven months of 2002, Arizona issued $5.6 billion in new bonds, up 107% over the same period in 2001. This increase can be attributed to the state's rapid growth, the concurrent rise in need for essential services, and low interest rates. However, both Michigan and Texas experienced declines in issuance from 2001 levels. Michigan was affected by a slowdown in the manufacturing sector, and its $4 billion in new issuance over the first seven months of 2002 represented a decrease of 24% from 2001. Supply in Texas was off slightly, with $13.2 billion of issuance, down 4%.

Over the past decade, Arizona had one of the fastest growing state economies in the nation, driven primarily by rapid development in the high-tech sector and growth of the state's tourism industry. However, weakness in the national economy, contraction in the high-tech sector, and deterioration of tourism following September 11 have all had an impact. State revenues for 2002 and 2003 are expected to be 11% and 16%, respectively, lower than original estimates. The projected budget gap is being addressed through a combination of expense reductions, fund transfers, federal revenue adjustments, and use of stabilization funds and lease-purchase financing. In addition, the Arizona economy is also expected to benefit from an increase in the national defense budget. As of July 31, 2002, Arizona appropriation bonds were rated A1 with a stable outlook by Moody's, and AA- with a negative outlook by Standard & Poor's, which revised its evaluation from stable in June 2002.

In contrast to Arizona, Michigan experienced a more significant slowdown in economic activity over the past few years, as the state's job market weakened and unemployment trended higher, particularly in manufacturing and construction. As of July 31, 2002, Michigan's jobless rate was 6.6%, compared with the national average of 5.9%. Permanent job cuts and productivity gains are expected to keep employment in the state's manufacturing sector from returning to the high levels seen during the 1990s. In addition, Michigan continues to face fiscal pressure from a weaker economy, with the latest state revenue forecast projecting a $1.2 billion budget shortfall. Michigan has responded with expenditure reductions and the deployment of surpluses carried forward from prior years. Overall, the state's debt position remains low and well managed, and its pension system remains fully funded. Michigan's debt is rated Aaa/AAA/AA+, with S&P and Fitch maintaining stable credit outlooks and Moody's revising its outlook to negative from stable in December 2001.

While Texas also experienced a slowdown in line with the national economy, the state's economic fundamentals remained stable, as growth in construction, services, and manufacturing, especially high-tech and computer manufacturing, helped the state continue to diversify away from its reliance on the oil and gas industries. Although the state lost a number of high-paying jobs, the Texas economy has already shown signs of recovery, with job growth in the services and retail trade sectors over the past few months. Since Texas does not levy personal or corporate income taxes, the state has managed to avoid the budget shortfalls faced by many other states following a decline in these revenue sources.

RICK, WHAT ABOUT OHIO?
Ohio saw a sharp drop in new municipal issuance in the first half of 2002, primarily as a result of the recession in manufacturing and resultant budgetary pressures. For January-July 2002, the state issued $3.6 billion in new bonds, down 39% from 2001. Although the manufacturing sector has stabilized somewhat in recent months, Ohio's recovery has been constrained by weak employment growth, including continued job losses in the trade and services industries, and by its demographic profile, particularly the state's difficulty in keeping university graduates. Following significant shortfalls in tax collections and a downward revision in revenue projections for 2003 and 2004, Ohio is facing a substantial budget gap. Adding to concerns about Ohio's ability to achieve a balanced budget for fiscal 2003 and 2004 is the state's reliance on one-time revenue resources to balance operations. While the credit ratings for state-issued debt remained intact at Aa1/AA+/AA+, Moody's and S&P revised their credit outlooks for Ohio to negative from stable in December 2001 and June 2002, respectively.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
Fund performance for the twelve months ended July 31, 2002, is summarized in the following table:

                                        LEHMAN
                       TOTAL RETURN      TOTAL   LIPPER
          MARKET YIELD       ON NAV    RETURN1  AVERAGE2
--------------------------------------------------------------------------------
                             1 YEAR     1 YEAR   1 YEAR
                  TAXABLE-    ENDED      ENDED    ENDED
       7/31/02 EQUIVALENT3  7/31/02    7/31/02  7/31/02
--------------------------------------------------------------------------------
NAZ      5.43%       8.17%    2.88%      6.71%    7.75%
--------------------------------------------------------------------------------
NFZ      5.33%       8.02%    9.32%      6.71%    7.75%
--------------------------------------------------------------------------------
NKR      5.47%       8.23%       NA          -        -
--------------------------------------------------------------------------------
NUM      5.63%       8.40%    7.68%      6.71%    7.49%
--------------------------------------------------------------------------------
NMP      5.75%       8.58%    7.40%      6.71%    7.49%
--------------------------------------------------------------------------------
NZW      5.69%       8.49%       NA          -        -
--------------------------------------------------------------------------------
NUO      5.12%       7.88%    7.63%      6.71%    7.75%
--------------------------------------------------------------------------------
NXI      5.78%       8.89%    8.02%      6.71%    7.75%
--------------------------------------------------------------------------------
NBJ      5.65%       8.69%       NA          -        -
--------------------------------------------------------------------------------
NVJ      5.73%       8.82%       NA          -        -
--------------------------------------------------------------------------------
NTX      6.29%       8.99%    6.61%      6.71%    7.75%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

In a market characterized by rising bond values, funds with longer durations4 typically would be expected to outperform funds or indexes with shorter durations. As of July 31, 2002, the durations of the Nuveen Funds having at least one year of history ranged from 7.75 to 11.91, compared with 8.01 for the unleveraged Lehman Brothers Municipal Bond Index. These generally longer durations were one reason that most of these funds outperformed the Lehman benchmark.

sidebar:

1 The Funds' total annual returns on common share net asset value are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Arizona, Ohio, and Texas Funds are compared with the average annualized return of the 26 funds in the Lipper Other States Closed-End Municipal Debt Funds category, while the Michigan Funds are compared with the average annualized return of the 5 funds in the Lipper Michigan Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Arizona 33.5%, Michigan 33%, and Ohio 35%. Because Texas has no state income tax, NTX's taxable-equivalent yield is based on the federal income tax rate of 30%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

In addition to duration, the relative total return performance of these Funds also was influenced by market activity, portfolio structure, call exposure and individual holdings. NAZ's underperformance, for example, reflects this portfolio's holding of bonds issued by the Gila County Industrial Development Authority for the ASARCO Incorporated project. While credit deterioration affecting this company has negatively impacted the value of these bonds, the bonds continue to pay interest on a timely basis. We are working to bring about a resolution to this situation that we believe will serve the best interests of shareholders.

WHAT ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?
As the Fed continued to keep short-term interest rates relatively low, the dividend-payment capabilities of all these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This is because of the relatively low rates that were paid to the Funds' MuniPreferred(R) shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the fiscal year ended July 31, 2002, low short-term interest rates enabled us to implement four dividend increases in NMP, NUO and NTX, three in NAZ, two in NUM, and one in NXI. Among the newer Funds, NFZ, NZW, and NBJ maintained steady, attractive dividends during this period, while NKR and NVJ, which were introduced in March 2002, paid their first monthly dividends in June.

Over the past year, the share prices of these Nuveen Funds remained relatively stable (see the charts on individual Performance Overview pages). Steady demand helped to substantially narrow the discounts (share prices below NAV) on NMP and NTX during the past twelve months, while the remaining nine Funds were trading at a premium to their common share net asset values as of July 31, 2002.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE FISCAL YEAR ENDED JULY 31, 2002?
During the twelve months ended July 31, 2002, we focused on purchasing attractive bonds with the potential to enhance the Funds' long-term dividend-payment capabilities and add diversification. Specifically in the Arizona, Michigan, and Texas Funds, we found value in the essential services sectors (e.g., water and sewer, utilities) and--on a case-by-case basis--in healthcare, education, and airport issues. In contrast, we remained cautious about industrial development bonds and other issues that rely on private sector revenues to meet their obligations.

Because of current spread relationships and the potential for state and county budget pressures if the current economic weakness persists, we also emphasized strong credit quality, with many of the bonds added to our portfolios rated AAA/insured, AA, or A. In addition, we focused on yield curve positioning, finding the most attractive yields in the 15- to 20-year maturity range. In general, as a result of this positioning, the Funds' durations have shortened somewhat over the past six months. We believe this will help make our portfolios less sensitive to potential interest rate changes while still providing yields and returns that are competitive with longer duration funds.

Although tighter supply in the Ohio market during 2002 limited our ability to execute some of our targeted strategies, we looked to optimize yield curve positioning and lengthen the effective duration of the Ohio Funds, moving quickly as favorable situations developed. In light of NUO's duration, however, which at 6.61 as of July 31, 2001, was significantly shorter than its benchmark, we took a slightly different path with this Fund. Over the past year, in an effort to bring NUO's duration more closely in line with the other Funds, we reinvested bond call proceeds further out on the yield curve and successfully extended NUO's duration to 8.66.

As mentioned earlier, in the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a key requirement for all of the Nuveen Funds. As of July 31, 2002, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 68% to 89%.

In March 2002, we introduced the Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) and the Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). These Funds are now fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, both Funds paid their first dividends in June 2002, and we believe the Funds' holdings place them in an excellent position to pay attractive, dependable dividends on a monthly basis going forward. Because of the strong supply of high-quality bonds in the Arizona market at the time we were assembling NKR, this Fund offers extremely high credit quality, with 89% of its assets invested in AAA/U.S. guaranteed and AA issues. Availability also affected our sector allocation decisions in NVJ, as the Ohio market provided a heavier supply of healthcare and general obligation bonds early in 2002. Over time, we plan to bring NVJ's and NBJ's weightings in these two sectors more closely in line with established targets.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that could be slower to arrive and offer a slower rate of growth than some are currently predicting. We also expect inflation and interest rates to remain relatively low over the near term, while new municipal supply should continue to be strong. Demand for tax-exempt municipal bonds should remain solid, as investors look for ways to rebalance their portfolios and reduce risk. One item that will bear watching, however, is any increase in budgetary pressures at the state and county levels that could potentially result in a credit rating downgrade.

Most of these Funds continued to offer excellent levels of call protection through 2002 and 2003. However, NAZ and NMP, which reach their ten-year anniversaries in late 2002, face a slightly higher level of potential calls (22% and 34%, respectively) during this period, as the Funds work their way through the phase of the bond market cycle normally associated with increased call exposure. The number of actual calls will depend largely on market interest rates over this time. In general, we believe the call exposure of these Funds is very manageable, and we foresee no problems in working through it. Given current market interest rates, our general approach has been to hold higher-yielding bonds as long as possible to support the Funds' current dividends while we look for attractive replacement opportunities that can enhance credit quality, diversification, and future dividend-payment capabilities.

In coming months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. Specific areas of concentration will include managing interest rate volatility through the purchase of bonds in the 15- to 20-year part of the yield curve, and watching changes in credit spreads for specific investment opportunities. Overall, we believe these Nuveen Funds are well positioned for the market environment ahead. In our opinion, they continue to represent an important element of investors' long-range financial programs, providing dependable tax-free income, diversification, and balance in uncertain times.

NAZ

Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   64%
AA                                  16%
A                                    5%
BBB                                 11%
NR                                   1%
Other                                3%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                        0.071
Sep                        0.0725
Oct                        0.0725
Nov                        0.0725
Dec                        0.0725
Jan                        0.0725
Feb                        0.0725
Mar                        0.0745
Apr                        0.0745
May                        0.0745
Jun                        0.0765
Jul                        0.0765


SHARE PRICE PERFORMANCE
8/1/01                     16.35
                           16.36
                           16.46
                           16.66
                           16.53
                           16.4
                           16.42
                           16.25
                           16.12
                           16.15
                           16.23
                           16.1
                           16.15
                           16.28
                           16.54
                           16.45
                           16.44
                           16.15
                           16.1
                           15.87
                           15.98
                           16
                           16.17
                           16.09
                           16.2
                           16.12
                           16.15
                           16.15
                           16.07
                           16.25
                           16.37
                           16.49
                           16.1
                           15.89
                           16.08
                           16.3
                           16.29
                           16.35
                           16.4
                           16.55
                           16.58
                           16.58
                           16.45
                           16.45
                           16.43
                           16.72
                           17
                           17.18
                           17.45
                           17.1
                           16.65
7/31/02                    16.91
Weekly Closing Price

Past performance is not predictive of future results.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $16.90
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.25
--------------------------------------------------------------------------------
Market Yield                                 5.43%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.76%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $62,876
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           15.54
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                    8.23
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/92)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                         9.63%         2.88%
--------------------------------------------------------------------------------
5-Year                         7.50%         4.41%
--------------------------------------------------------------------------------
Since Inception                6.93%         5.94%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                26%
--------------------------------------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------------------------------------
Healthcare                                     14%
--------------------------------------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------------------------------------
Utilities                                       9%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0416 per share.

NFZ

Nuveen Arizona Dividend Advantage Municipal Fund

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   51%
AA                                  19%
A                                   14%
BBB                                 14%
Other                               2%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                        0.07
Sep                        0.07
Oct                        0.07
Nov                        0.07
Dec                        0.07
Jan                        0.07
Feb                        0.07
Mar                        0.07
Apr                        0.07
May                        0.07
Jun                        0.07
Jul                        0.07


SHARE PRICE PERFORMANCE
8/1/01                     15.7
                           15.76
                           15.91
                           15.95
                           15.73
                           15.64
                           15.82
                           15.35
                           15.23
                           15.34
                           15.32
                           15.36
                           15.44
                           15.32
                           15.88
                           15.71
                           15.71
                           15.79
                           15.64
                           15.25
                           15.05
                           15.11
                           15.17
                           15.33
                           15.36
                           15.27
                           15.27
                           15.3
                           15.1
                           15.2
                           15.01
                           15.1
                           15.18
                           14.97
                           14.66
                           14.79
                           15.03
                           15.18
                           15.28
                           15.73
                           15.61
                           15.74
                           15.75
                           15.45
                           15.43
                           15.57
                           15.55
                           16
                           16.1
                           15.9
                           15.87
7/31/02                    15.71
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.75
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.81
--------------------------------------------------------------------------------
Market Yield                                 5.33%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.61%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.02%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $22,791
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           20.51
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   11.91
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 1/01)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                         6.38%         9.32%
--------------------------------------------------------------------------------
Since Inception                8.89%         8.13%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Utilities                                      20%
--------------------------------------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------------------------------------
Healthcare                                     10%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0138 per share.

NKR

Nuveen Arizona Dividend Advantage Municipal Fund 2

Performance
   Overview As of July 31, 2002

Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   74%
AA                                  15%
A                                    4%
BBB                                  7%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                        0.072
Jun                        0.072
Jul                        0.072


SHARE PRICE PERFORMANCE
3/28/02                    15.55
                           15.3
                           15.17
                           15.14
                           15.26
                           15.22
                           15.27
                           15.15
                           15.02
                           15.29
                           15.27
                           15.31
                           15.01
                           15.9
                           15.6
                           15.8
                           15.8
7/31/02                    15.51
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.80
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.88
--------------------------------------------------------------------------------
Market Yield                                 5.47%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.81%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.23%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $35,913
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           19.28
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   12.14
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
Since Inception                6.81%         5.38%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         30%
--------------------------------------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------------------------------------
Utilities                                       9%
--------------------------------------------------------------------------------
Healthcare                                      8%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.

NUM

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   81%
AA                                   4%
A                                    8%
BBB                                  6%
NR                                   1%


2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                        0.0735
Sep                        0.0735
Oct                        0.0735
Nov                        0.0735
Dec                        0.0745
Jan                        0.0745
Feb                        0.0745
Mar                        0.0755
Apr                        0.0755
May                        0.0755
Jun                        0.0755
Jul                        0.0755



SHARE PRICE PERFORMANCE
8/1/01                     15.38
                           15.43
                           15.5
                           15.45
                           15.6
                           15.45
                           15.47
                           14.61
                           14.82
                           15.2
                           15.04
                           15.1
                           15
                           15
                           15.33
                           15.22
                           15.11
                           15.3
                           15
                           14.9
                           14.95
                           15.14
                           15.35
                           15.45
                           15.47
                           15.5
                           15.54
                           15.75
                           15.75
                           15.68
                           15.89
                           15.82
                           15.7
                           15.3
                           15.19
                           15.24
                           15.2
                           15.3
                           15.3
                           15.68
                           15.85
                           15.69
                           15.86
                           16.05
                           16.15
                           16.3
                           16.21
                           16.25
                           16.15
                           16.09
                           16.2
7/31/02                    16.05
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $16.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                $15.48
--------------------------------------------------------------------------------
Market Yield                                 5.63%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.04%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.40%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $179,630
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           18.27
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   11.15
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                        11.18%         7.68%
--------------------------------------------------------------------------------
5-Year                         5.73%         5.87%
--------------------------------------------------------------------------------
10-Year                        6.99%         6.86%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------------------------------------
Healthcare                                     14%
--------------------------------------------------------------------------------
Utilities                                      13%
--------------------------------------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0748 per share.

NMP

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY
AAA/US Guaranteed                   68%
AA                                  13%
A                                   13%
BBB                                  6%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                        0.0675
Sep                        0.069
Oct                        0.069
Nov                        0.069
Dec                        0.071
Jan                        0.071
Feb                        0.071
Mar                        0.072
Apr                        0.072
May                        0.072
Jun                        0.0735
Jul                        0.0735



SHARE PRICE PERFORMANCE
8/1/01                     14.8
                           14.73
                           14.85
                           14.7
                           14.75
                           14.79
                           14.76
                           14.2
                           14.31
                           14.53
                           14.33
                           14.37
                           14.36
                           14.53
                           14.58
                           14.46
                           14.38
                           14.48
                           14.25
                           14.25
                           14.17
                           14.28
                           14.44
                           14.4
                           14.5
                           14.6
                           14.66
                           14.6
                           14.79
                           14.7
                           14.82
                           14.82
                           14.8
                           14.59
                           14.45
                           14.4
                           14.45
                           14.4
                           14.31
                           14.98
                           15.1
                           15.03
                           15.01
                           15.4
                           15.1
                           15.28
                           15.4
                           15.55
                           15.49
                           15.46
                           15.23
7/31/02                    15.17
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.35
--------------------------------------------------------------------------------
Common Share Net Asset Value                $15.56
--------------------------------------------------------------------------------
Market Yield                                 5.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.58%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $119,820
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           16.86
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                    7.75
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/92)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                        10.52%         7.40%
--------------------------------------------------------------------------------
5-Year                         8.04%         6.28%
--------------------------------------------------------------------------------
Since Inception                6.25%         6.80%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Healthcare                                     19%
--------------------------------------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------------------------------------
Utilities                                      18%
--------------------------------------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

NZW

Nuveen Michigan Dividend Advantage Municipal Fund

Performance
   Overview As of July 31, 2002

Charts: first pie, then bar, then line

CREDIT QUALITY
AAA/US Guaranteed                   79%
AA                                   5%
A                                   11%
BBB                                  5%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                        0.0695
Dec                        0.0695
Jan                        0.0695
Feb                        0.0695
Mar                        0.0695
Apr                        0.0695
May                        0.0695
Jun                        0.0695
Jul                        0.0695



SHARE PRICE PERFORMANCE
9/28/01                    15.05
                           15.2
                           15.2
                           15.2
                           15.06
                           15.15
                           15.02
                           14.8
                           14.87
                           14.93
                           15.04
                           14.56
                           14.13
                           14
                           13.81
                           14
                           14.07
                           14.01
                           14.22
                           14.43
                           14.54
                           14.66
                           14.53
                           14.75
                           14.63
                           14.5
                           14.53
                           14.2
                           14.08
                           14.16
                           14.15
                           14.35
                           14.39
                           14.45
                           14.32
                           14.51
                           14.82
                           15
                           14.85
                           15
                           14.85
                           14.93
                           14.68
7/31/02                    14.86
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $14.65
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.42
--------------------------------------------------------------------------------
Market Yield                                 5.69%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.13%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.49%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $29,679
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           24.01
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   16.13
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/01)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
Since Inception                2.00%         5.21%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------

Tax Obligation/General                         36%
--------------------------------------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------------------------------------
Healthcare                                     12%
--------------------------------------------------------------------------------
Utilities                                       8%
--------------------------------------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY
AAA/US Guaranteed                   70%
AA                                  16%
A                                    6%
BBB                                  4%
NR                                   3%
Other                                1%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                        0.075
Sep                        0.076
Oct                        0.076
Nov                        0.076
Dec                        0.077
Jan                        0.077
Feb                        0.077
Mar                        0.0785
Apr                        0.0785
May                        0.0785
Jun                        0.0795
Jul                        0.0795



SHARE PRICE PERFORMANCE
8/1/01                     16.93
                           16.99
                           17.13
                           17.06
                           17.06
                           16.84
                           16.88
                           15.67
                           15.96
                           16.51
                           16.5
                           16.92
                           16.7
                           17
                           17.03
                           17.06
                           17
                           17.39
                           17.13
                           17.12
                           16.87
                           17.02
                           17.12
                           17.5
                           17.7
                           17.6
                           17.5
                           17.4
                           17.4
                           17.25
                           17.45
                           17.31
                           16.55
                           16.69
                           16.34
                           16.43
                           16.49
                           16.84
                           17.05
                           17.38
                           17.25
                           17.15
                           17.32
                           17.45
                           17.63
                           17.6
                           17.7
                           18.6
                           18.65
                           18.45
                           18.6
7/31/02                    18.4
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $18.62
--------------------------------------------------------------------------------
Common Share Net Asset Value                $16.36
--------------------------------------------------------------------------------
Market Yield                                 5.12%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.31%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.88%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $156,351
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           17.24
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                    8.66
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                        17.00%         7.63%
--------------------------------------------------------------------------------
5-Year                         7.28%         5.81%
--------------------------------------------------------------------------------
10-Year                        8.23%         7.22%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         21%
--------------------------------------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------------------------------------
Healthcare                                     14%
--------------------------------------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NXI

Nuveen Ohio Dividend Advantage Municipal Fund

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   46%
AA                                  22%
A                                   16%
BBB                                 12%
NR                                   2%
Other                                2%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                        0.072
Sep                        0.072
Oct                        0.072
Nov                        0.072
Dec                        0.072
Jan                        0.072
Feb                        0.072
Mar                        0.073
Apr                        0.073
May                        0.073
Jun                        0.073
Jul                        0.073



SHARE PRICE PERFORMANCE
8/1/01                     15.38
                           15.76
                           15.74
                           15.88
                           15.59
                           15.21
                           15.19
                           14.45
                           15.1
                           15.61
                           15.42
                           15.44
                           15.48
                           15.71
                           15.6
                           15.4
                           15.41
                           15.39
                           15.2
                           15.25
                           15.04
                           15.1
                           15.43
                           14.84
                           15
                           15.09
                           15.1
                           15
                           14.82
                           14.98
                           15.03
                           15.19
                           15.32
                           15.3
                           14.92
                           15.11
                           14.89
                           14.85
                           15.11
                           15.1
                           15.17
                           15.29
                           15.45
                           15.4
                           15.38
                           15.81
                           15.39
                           15.2
                           15.59
                           15.36
                           15.27
7/31/02                    15.15
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.83
--------------------------------------------------------------------------------
Market Yield                                 5.78%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.26%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.89%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $62,548
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           20.03
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   10.83
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 3/01)
--------------------------------------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                         4.48%         8.02%
--------------------------------------------------------------------------------
Since Inception                6.20%         8.43%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         26%
--------------------------------------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------------------------------------
Healthcare                                     14%
--------------------------------------------------------------------------------
Utilities                                      13%
--------------------------------------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 2

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   60%
AA                                  10%
A                                   17%
BBB                                 10%
NR                                   3%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                        0.069
Dec                        0.069
Jan                        0.069
Feb                        0.069
Mar                        0.069
Apr                        0.069
May                        0.069
Jun                        0.069
Jul                        0.069



SHARE PRICE PERFORMANCE
9/28/01                    15.25
                           15.5
                           15.35
                           15.45
                           15.32
                           15.1
                           15.06
                           15.05
                           15.2
                           15.29
                           15.17
                           14.87
                           14.72
                           13.85
                           14.49
                           14.49
                           15
                           14.69
                           15
                           14.82
                           14.78
                           14.8
                           14.67
                           14.74
                           14.43
                           14.3
                           14.1
                           13.76
                           14.2
                           14.24
                           14.25
                           14.4
                           14.47
                           14.3
                           14.34
                           14.35
                           14.45
                           14.4
                           14.56
                           14.58
                           14.8
                           14.9
                           14.75
7/31/02                    14.75
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $14.65
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.48
--------------------------------------------------------------------------------
Market Yield                                 5.65%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield

(Federal Income Tax Rate)1                   8.07%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.69%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $45,073
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           21.62
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   13.04
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/01)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
Since Inception                1.91%         5.58%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         33%
--------------------------------------------------------------------------------
Healthcare                                     19%
--------------------------------------------------------------------------------
Utilities                                       9%
--------------------------------------------------------------------------------
Transportation                                  9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NVJ

Nuveen Ohio Dividend Advantage Municipal Fund 3

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY

AAA/US Guaranteed                   65%
AA                                  20%
A                                   10%
BBB                                  5%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                        0.073
Jun                        0.073
Jul                        0.073



SHARE PRICE PERFORMANCE
3/28/02                    15.05
                           15.03
                           15.02
                           15
                           15.05
                           15.05
                           15
                           15.1
                           15.23
                           15.13
                           15.4
                           15.45
                           15.58
                           15.15
                           15.33
                           15.4
                           15.36
7/31/02                    15.36
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                $14.83
--------------------------------------------------------------------------------
Market Yield                                 5.73%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.82%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $31,995
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           19.84
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   11.81
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 3/02)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
Since Inception                3.47%         5.05%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------

Tax Obligation/General                         36%
--------------------------------------------------------------------------------
Healthcare                                     18%
--------------------------------------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NTX

Nuveen Texas Quality Income Municipal Fund

Performance
   Overview As of July 31, 2002


Charts: first pie, then bar, then line

CREDIT QUALITY
AAA/US Guaranteed                   60%
AA                                  14%
A                                   11%
BBB                                 13%
Other                                2%

2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                        0.0725
Sep                        0.074
Oct                        0.074
Nov                        0.074
Dec                        0.0765
Jan                        0.0765
Feb                        0.0765
Mar                        0.078
Apr                        0.078
May                        0.078
Jun                        0.079
Jul                        0.079


SHARE PRICE PERFORMANCE
8/1/01                     14.82
                           14.87
                           14.89
                           14.95
                           15.07
                           15.1
                           15.04
                           13.9
                           14.52
                           14.85
                           14.84
                           14.54
                           14.5
                           14.7
                           14.85
                           14.83
                           14.76
                           14.44
                           14.18
                           14.25
                           14.24
                           14.44
                           14.58
                           14.85
                           14.81
                           14.95
                           14.84
                           15.1
                           15.04
                           15.08
                           15.2
                           14.82
                           14.86
                           14.85
                           14.55
                           14.76
                           14.6
                           14.75
                           14.74
                           15.09
                           15
                           15.05
                           15.05
                           15.1
                           15.2
                           15.2
                           15.35
                           15.4
                           15.56
                           15.42
                           15.34
7/31/02                    15.06
Weekly Closing Price

Past performance is not predictive of future results.


PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
Share Price                                 $15.07
--------------------------------------------------------------------------------
Common Share Net Asset Value                $15.14
--------------------------------------------------------------------------------
Market Yield                                 6.29%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.99%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $143,305
--------------------------------------------------------------------------------
Average Effective Maturity (Years)           21.56
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                   11.05
--------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
--------------------------------------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                         9.29%         6.61%
--------------------------------------------------------------------------------
5-Year                         5.97%         5.51%
--------------------------------------------------------------------------------
10-Year                        6.63%         6.71%
--------------------------------------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------------------------------------
Healthcare                                     14%
--------------------------------------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------------------------------------
Transportation                                  6%
--------------------------------------------------------------------------------
1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0672 per share.

photo: pond with ripples
2 boys with gloves, bat
VI

THE NUVEEN INVESTOR

BOND SURVEILLANCE -
A HIGH PRIORITY AT NUVEEN
The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for Nuveen funds.

HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                          (continued on page 19)

     Volume one 2002
     INSIDE

17   Bond Surveillance -
     A High Priority at Nuveen

18   Is it Time to Rethink
     Your Bond Strategy?

19   Many Investors Continue
     to Find Solutions with Professional Advice

20   Fund Reports
     Available Online

20   ETFConnect:
     The Source for All Exchange-Traded Funds
     (C)2002 Nuveen Investments.
     All rights reserved.



logo: Nuveen Investments

VI

IS IT TIME TO RETHINK YOUR BOND STRATEGY?
Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

TAX BRACKET CHANGES
The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

RETIREMENT PLANS CHANGE
Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

RISK TOLERANCE CHANGES
The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

PORTFOLIO CHANGES
If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.

No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.

photo: lighthouse
photo: 2 children

The Nuveen Investor Vol 02.1
logo:Nuveen Investments

V1

photo: clouds
photo: woman & girl

MANY INVESTORS CONTINUE
TO FIND SOLUTIONS WITH
PROFESSIONAL ADVICE

For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.
--------------------------------------------------------------------------------
(continued from page 17)

HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effective. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.

The Nuveen Investor Vol. 02.1
logo:Nuveen Investments

V1

LOOK AHEAD...

FUND REPORTS
AVAILABLE
ONLINE

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.

photos: website

The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.

ETFCONNECT:
THE SOURCE FOR ALL
EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out www.etfconnect.com.

photo: website

The Nuveen Investor Vol. 02.1
logo:Nuveen Investments

Report of
      Independent Auditors

THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund as of July 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2002, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Chicago, Illinois
September 9, 2002

                Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                            Portfolio of
                                       Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.8%

$       4,000   Industrial Development Authority of the County of Gila, Arizona,       1/08 at 102.00         CCC         $1,101,000
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated
                 Project), Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.0%

          635   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3            649,745
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.0%

        1,000   Arizona State University, Certificates of Participation, Series 2002,  7/12 at 100.00         AAA          1,063,160
                 5.375%, 7/01/19

        1,750   Student Loan Acquisition Authority of Arizona, Subordinated Fixed      5/04 at 102.00         Aa1          1,899,835
                 Rate Student Loan Revenue Bonds, Series 1994B, 6.600%, 5/01/10
                 (Alternative Minimum Tax)

        1,250   Industrial Development Authority of the City of Glendale, Arizona,     5/11 at 101.00        BBB+          1,269,388
                 Revenue Bonds (Midwestern University), Series 2001A,
                 5.875%, 5/15/31

        1,400   Southern Arizona Capital Facilities Financing Corporation, Student     9/12 at 100.00         AAA          1,407,098
                 Housing Revenue Bonds (La Aldea Project at the University
                 of Arizona), Series 2002, 5.000%, 9/01/23


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.1%

        2,000   Arizona Health Facilities Authority, Hospital Revenue Bonds (Phoenix  11/09 at 100.00          A3          2,055,920
                 Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,125   Arizona Health Facilities Authority, Hospital System Revenue Bonds    12/10 at 102.00         BBB          2,237,306
                 (John C. Lincoln Health Network), Series 2000, 7.000%, 12/01/25

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic           7/10 at 101.00         BBB          2,114,200
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        3,000   Industrial Development Authority of the City of Mesa, Arizona,         1/10 at 101.00         AAA          3,187,830
                 Revenue Bonds (Discovery Health System), Series 1999A,
                 5.750%, 1/01/25

          515   Puerto Rico Industrial, Tourist, Educational, Medical and             11/10 at 101.00          AA            589,134
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds (Hospital de la Concepcion Project), 2000 Series A,
                 6.375%, 11/15/15

          250   Industrial Development Authority of the City of Scottsdale, Arizona,  12/11 at 101.00          A3            253,430
                 Hospital Revenue Bonds (Scottsdale Healthcare), Series 2001,
                 5.800%, 12/01/31

        2,000   University Medical Center Corporation, Tucson, Arizona, Hospital       1/03 at 102.00         AAA          2,047,300
                 Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   Industrial Development Authority of the City of Winslow, Arizona,      6/08 at 101.00         N/R            804,174
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.9%

        2,011   Industrial Development Authority of the City of Glendale, Arizona,    10/10 at 105.00         Aaa          2,336,762
                 Multifamily Housing Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Maridale Apartments Project), Series 2000A,
                 7.500%, 10/20/35

        1,275   Industrial Development Authority of the County of Maricopa, Arizona,  10/10 at 105.00         Aaa          1,386,677
                 Multifamily Housing Revenue Bonds (GNMA Collateralized - Villas
                 at Augusta Project), Series 2000, 6.400%, 10/20/20

          400   Industrial Development Authority of the City of Phoenix, Arizona,      6/11 at 102.00         Aaa            414,420
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Campaigne Place on Jackson Project), Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

        3,215   Industrial Development Authority of the County of Tucson, Arizona,     7/10 at 101.00          AA          3,363,404
                 Senior Living Facilities Revenue Bonds (The Christian Care Project),
                 Series 2000A, 5.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.9%

          200   Industrial Development Authority of the City of Phoenix, Arizona,      6/05 at 102.00         AAA            214,526
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995,
                 6.150%, 6/01/08 (Alternative Minimum Tax)


22

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$         930   Industrial Development Authority of the City of Phoenix, Arizona,      6/10 at 105.00         AAA         $1,034,904
                 Single Family Mortgage Revenue Bonds, Series 2000-1B, 7.350%,
                 6/01/31 (Alternative Minimum Tax)

          530   Industrial Development Authority of the County of Pima, Arizona,       5/07 at 102.00         AAA            549,085
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.5%

          500   Arizona Health Facilities Authority, Revenue Bonds (Bethesda           8/07 at 102.00         N/R            489,390
                 Foundation - Bethesda Gardens Project), Series 1997A,
                 6.375%, 8/15/15

        1,000   Industrial Development Authority of the County of Mohave, Arizona,     5/06 at 103.00         AAA          1,061,740
                 Healthcare Revenue Refunding Bonds (GNMA Collateralized - Chris
                 Ridge and Silver Ridge Village Projects), Series 1996,
                 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.6%

                City of Glendale, Arizona, General Obligation Bonds, Series 2002
                Refunding:
        1,875    5.000%, 7/01/15                                                       7/11 at 100.00          AA          1,979,119
          500    5.000%, 7/01/18                                                       7/11 at 100.00          AA            516,505

        1,000   Washington Elementary School District No. 6 of Maricopa County,          No Opt. Call         AAA          1,118,830
                 Arizona, General Obligation Bonds, Series 2002A Refunding,
                 5.375%, 7/01/15

        1,400   Chandler Unified School District No. 80 of Maricopa County, Arizona,   7/03 at 101.00         AAA          1,468,712
                 General Obligation Refunding Bonds, Series 1993, 5.950%, 7/01/10

        3,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,          7/09 at 100.00         AAA          3,089,100
                 5.000%, 7/01/18

                Commonwealth of Puerto Rico, Public Improvement General
                Obligation Bonds, Series 2002A,
        1,000    5.500%, 7/01/19 (WI, settling 8/08/02)                                  No Opt. Call         AAA          1,120,670
          500    5.375%, 7/01/28                                                       7/11 at 100.00          A-            511,095

          585   Tempe Union High School District No. 213 of Maricopa County,           7/04 at 101.00         AAA            632,900
                 Arizona, General Obligation Bonds, Series 1994, 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.0%

                City of Bullhead, Arizona, Parkway District Improvement Bonds,
                Series 1993:
          910    6.100%, 1/01/08                                                       1/03 at 103.00        Baa2            944,817
          970    6.100%, 1/01/09                                                       1/03 at 103.00        Baa2          1,006,365

        1,500   Industrial Development Authority of the County of Maricopa, Education  7/10 at 102.00        Baa3          1,522,065
                 Revenue Bonds (Arizona Charter Schools Project I), Series
                 2000A, 6.750%, 7/01/29

        3,400   Maricopa County, Arizona, Stadium District Revenue Refunding           6/12 at 100.00         Aaa          3,627,120
                 Bonds, Series 2002, 5.375%, 6/01/18

                Industrial Development Authority of the City of Phoenix,
                Arizona, Government Office Lease Revenue Bonds (Capitol Mall LLC
                Project), Series 2000:
        1,000    5.375%, 9/15/22                                                       9/10 at 100.00         AAA          1,033,150
        2,000    5.500%, 9/15/27                                                       9/10 at 100.00         AAA          2,077,460

        2,150   Phoenix Civic Plaza Building Corporation, Arizona, Senior Lien Excise  7/05 at 101.00         AA+          2,348,187
                 Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,000   Puerto Rico Public Buildings Authority, Government Facilities Revenue  7/12 at 100.00          A-          1,001,570
                 Refunding Bonds, Series D, Guaranteed by the Commonwealth
                 of Puerto Rico, 5.125%, 7/01/24

          500   Surprise Municipal Property Corporation, Arizona, Excise Tax Revenue   7/09 at 101.00         AAA            538,330
                 Bonds, Series 2000, 5.700%, 7/01/20

          500   City of Tucson, Arizona, Certificates of Participation, Series 2000,   7/08 at 100.00         AAA            530,285
                 5.700%, 7/01/20

        1,100   City of Tucson, Arizona, Junior Lien Street and Highway User Revenue , 7/10 at 100.00         AAA          1,133,660
                 Bonds, Series 1994-E 5.000%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 38.8%

        3,500   Industrial Development Authority of the County of Maricopa, Arizona,     No Opt. Call         AAA          4,422,635
                 Hospital System Revenue Refunding Bonds (Samaritan Health
                 Services), Series 1990A, 7.000%, 12/01/16

                Industrial Development Authority of the County of Mohave, Arizona,
                Hospital System Revenue Refunding Bonds (Medical Environments,
                Inc. and Phoenix Baptist Hospital and Medical Center, Inc.),
                Series 1993:
        5,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                             7/03 at 102.00         Aaa          5,337,850
        1,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                             7/03 at 102.00         Aaa          1,069,740


23


                              Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)
                                    Portfolio of Investments July 31, 2002


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,700   City of Phoenix Civic Improvement Corporation, Arizona, Wastewater     7/03 at 102.00         AAA         $2,867,643
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                 (Pre-refunded to 7/01/03)

        2,000   City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien    7/10 at 101.00         AAA          2,345,380
                 Wastewater System Revenue Bonds, Series 2000, 6.000%, 7/01/24
                 (Pre-refunded to 7/01/10)

        1,510   Metropolitan Domestic Water Improvement District of Pima County,       1/03 at 101.00         AAA          1,555,406
                 Arizona, Special Assessment and Water Revenue Bonds, Series 1992,
                 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,000   Puerto Rico Highway and Transportation Authority, Transportation       7/10 at 101.00        A***          1,216,150
                 Revenue Bonds, Series B, 6.500%, 7/01/27 (Pre-refunded
                 to 7/01/10)

        1,415   Tempe Union High School District No. 213 of Maricopa County,           7/04 at 101.00         AAA          1,543,072
                 Arizona, General Obligation Bonds, Series 1994, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,      7/04 at 101.00         AAA          3,285,630
                 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,   7/04 at 100.00       AA***            788,706
                 6.375%, 7/01/09 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.7%

        1,000   Arizona Power Authority, Power Resource Revenue Bonds (Hoover            No Opt. Call          AA          1,103,710
                 Uprating Project), Special Obligation Crossover Refunding Series
                 2001, 5.250%, 10/01/15

        2,615   Coconino County Pollution Control Corporation, Arizona, Pollution     10/06 at 102.00          B-          1,974,587
                 Control Revenue Bonds (Nevada Power Company Project),
                 Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   Industrial Development Authority of the County of Mohave, Arizona,    11/03 at 101.00         BBB          1,919,880
                 Industrial Development Revenue Bonds (Citizen Utilities Company
                 Projects), 1994 Series, 6.600%, 5/01/29 (Alternative Minimum Tax)

          500   Navajo County Pollution Control Corporation, Arizona, Pollution        8/03 at 102.00         AAA            519,740
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

        1,325   Industrial Development Authority of the County of Pima, Arizona,       1/03 at 102.50         AAA          1,390,720
                 Industrial Development Lease Obligation Refunding Revenue Bonds
                 (Irvington Project), 1988 Series A, 7.250%, 7/15/10

          500   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00          AA            501,795
                 Arizona, Salt River Project Electric System Refunding Revenue Bonds,
                 2002 Series A, 5.000%, 1/01/31

        1,450   Industrial Development Authority of the County of Yavapai, Arizona,    6/07 at 101.00         BBB          1,193,828
                 Industrial Development Revenue Bonds (Citizens Utilities Company
                 Project), 1998 Series, 5.450%, 6/01/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.4%

        1,500   City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien    7/12 at 100.00         AAA          1,504,004
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      90,671   Total Investments (cost $90,874,228) - 146.7%                                                             92,270,844
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.0%                                                                        605,080
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (47.7)%                                                       (30,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                           $62,875,924
                 ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

24

                            Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
                            Portfolio of
                                       Investments July 31, 2002
   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 10.2%

$       1,020   Industrial Development Authority of the City of Mesa, Arizona,         7/11 at 101.00        BBB-         $1,027,895
                 Student Housing Revenue Bonds (ASU East/Maricopa County
                 Community College District Williams Campus Project),
                 Series 2001A, 6.000%, 7/01/26

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00         BBB            986,100
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds (Ana G. Mendez University System
                 Project), Series 1999, 5.375%, 2/01/29

          300   Puerto Rico Industrial, Educational, Medical and Environmental         9/11 at 100.00         BBB            300,954
                 Control Facilities Financing Authority, Higher Education Revenue
                 Bonds (University of the Sacred Heart Project), Series 2001,
                 5.250%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.7%

        1,050   Arizona Health Facilities Authority, Hospital System Revenue Bonds    12/10 at 102.00         BBB          1,106,732
                 (John C. Lincoln Health Network), Series 2000, 6.875%, 12/01/20

        1,170   Arizona Health Facilities Authority, Revenue Bonds (Catholic           7/10 at 101.00         BBB          1,236,807
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        1,000   Industrial Development Authority of the City of Scottsdale, Arizona,  12/11 at 101.00          A3          1,013,720
                 Hospital Revenue Bonds (Scottsdale Healthcare), Series 2001,
                 5.800%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 20.6%

        1,000   Industrial Development Authority of the County of Maricopa, Arizona,   7/09 at 102.00         Aaa          1,060,740
                 Multifamily Housing Revenue Bonds (Whispering Palms Apartments
                 Project), Series 1999A, 5.900%, 7/01/29

        1,000   Industrial Development Authority of the County of Maricopa, Arizona,   5/10 at 102.00          A3          1,077,210
                 Multifamily Housing Revenue Bonds (Sun King Apartments
                 Project), Series 2000A, 6.750%, 5/01/31

        1,125   Industrial Development Authority of the County of Maricopa, Arizona,  10/11 at 103.00         Aaa          1,167,784
                 Multifamily Housing Revenue Bonds (Syl-Mar Apartments Project),
                 Series 2001, 5.650%, 4/20/21 (Alternative Minimum Tax)

          275   Industrial Development Authority of the City of Phoenix, Arizona,      6/11 at 102.00         Aaa            284,914
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Campaigne Place on Jackson Project), Series 2001, 5.700%, 6/20/31
                 (Alternative Minimum Tax)

        1,000   Industrial Development Authority of the City of Phoenix, Arizona,     11/11 at 105.00         AAA          1,097,010
                 Multifamily Housing Revenue Bonds (GNMA Collateralized - Bay
                 Club Apartments Project), Series 2001, 5.900%, 11/20/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.5%

        1,000   Industrial Development Authority of the County of Pima, Arizona,      11/10 at 101.00         AAA          1,034,300
                 Single Family Mortgage Revenue Bonds, Series 2001-A4,
                 5.050%, 5/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.4%

        1,000   Mesa County, Colorado, Residential Care Facilities Mortgage Revenue   12/11 at 101.00          AA          1,000,790
                 Bonds (Hilltop Community Resources, Inc. Obligated Group
                 Projects), Series 2001A, 5.375%, 12/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.2%

        1,500   Washington Elementary School District No. 6 of Maricopa County,          No Opt. Call         AAA          1,678,245
                 Arizona, General Obligation Bonds, Series 2002A Refunding,
                 5.375%, 7/01/15

        1,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,          7/09 at 100.00         AAA          1,035,710
                 5.000%, 7/01/17

        1,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,          7/05 at 101.00         AA+          1,013,250
                 Series 1995A, 5.000%, 7/01/19

          500   Commonwealth of Puerto Rico, Public Improvement General                  No Opt. Call          A-            532,510
                 Obligation Bonds, Series 2002A, 5.500%, 7/01/29

        1,020   City of Tucson, Arizona, General Obligation Refunding Bonds,           7/07 at 100.00          AA          1,035,718
                 Series 1997, 5.000%, 7/01/19


25


                              Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 23.4%

$         700   Arizona School Facilities Board, State School Improvement Revenue      7/11 at 100.00         AAA         $  757,064
                 Bonds, Series 2001, 5.500%, 7/01/18

        1,415   State of Arizona, Certificates of Participation, Series 2002A,         5/12 at 100.00         AAA          1,474,784
                 4.800%, 11/01/15

        2,000   Industrial Development Authority of the County of Maricopa, Arizona,   6/07 at 102.00           A          2,104,980
                 Education Revenue Bonds (Horizon Community Learning Center
                 Project), Series 2000, 6.350%, 6/01/26

          900   Industrial Development Authority of the City of Phoenix, Arizona,      3/12 at 100.00         AAA            966,384
                 Government Office Lease Revenue Bonds (Capitol Mall LLC II Project),
                 Series 2001, 5.250%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.6%

          500   Industrial Development Authority of the County of Maricopa, Arizona,   9/05 at 101.00         AAA            554,145
                 Baptist Hospital System Revenue Refunding Bonds, Series 1995,
                 5.500%, 9/01/16 (Pre-refunded to 9/01/05)

        1,350   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00         AAA          1,416,771
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 29.7%

        1,500   Arizona Power Authority, Power Resource Revenue Bonds (Hoover            No Opt. Call          AA          1,637,310
                 Uprating Project), Special Obligation Crossover Refunding
                 Series 2001, 5.250%, 10/01/17

        1,000   Coconino County Pollution Control Corporation, Arizona, Pollution     11/02 at 102.00          B-            755,270
                 Control Revenue Bonds (Nevada Power Company Project),
                 Series 1997B, 5.800%, 11/01/32 (Alternative Minimum Tax)

        1,000   City of Mesa, Arizona, Utility System Revenue Bonds, Series 2000,      7/09 at 100.00         AAA          1,029,390
                 5.125%, 7/01/19

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,           No Opt. Call         AAA          1,097,390
                 Series 2002, 5.250%, 7/01/17

          350   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/12 at 101.00         AAA            355,310
                 2002 Series II, 5.125%, 7/01/26

          805   Salt River Project Agricultural Improvement and Power District,        1/08 at 101.00          AA            818,685
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 1997 Series A, 5.000%, 1/01/20

        1,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00          AA          1,062,210
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 2002 Series A, 5.250%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.0%

        1,025   City of Chandler, Arizona, Water and Sewer Revenue Bonds,              7/10 at 101.00         AAA          1,014,052
                 Series 2001, 4.500%, 7/01/18

        1,500   City of Phoenix Civic Improvement Corporation, Arizona, Junior Lien    7/12 at 100.00         AAA          1,504,004
                 Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
$      33,005   Total Investments (cost $33,382,601) - 150.3%                                                             34,238,138
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                         552,499
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                        (12,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $22,790,637
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

26

Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
                            Portfolio of
                                       Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.6%

$       1,215   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3         $1,309,709
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.5%

          510   Arizona State University, Certificates of Participation, Series 2002,  7/12 at 100.00         AAA            514,361
                 5.125%, 7/01/26

                Arizona Board of Regents, Arizona State University System Revenue
                Bonds, Series 2002:
        1,000    5.000%, 7/01/25                                                       7/12 at 100.00         AAA          1,003,450
          715    5.750%, 7/01/27                                                       7/12 at 100.00         AAA            773,816

        1,250   Industrial Development Authority of the City of Glendale, Arizona,     5/11 at 101.00        BBB+          1,269,388
                 Revenue Bonds (Midwestern University), Series 2001A,
                 5.875%, 5/15/31

          320   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00         BBB            324,355
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds (Ana G. Mendez University System
                 Project), Series 1999, 5.375%, 2/01/19

                Arizona Board of Regents, Certificates of Participation (University
                of Arizona Project), Series 2002A:
          750    5.500%, 6/01/18                                                       6/12 at 100.00         AAA            814,920
          500    5.125%, 6/01/22                                                       6/12 at 100.00         AAA            508,115


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.8%

          735   Arizona Health Facilities Authority, Hospital System Revenue Bonds     2/12 at 101.00          A3            769,641
                 (Phoenix Children's Hospital), Series 2002A, 6.250%, 2/15/21

        1,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic           7/10 at 101.00         BBB          1,057,100
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        1,000   Industrial Development Authority of the County of Maricopa, Arizona,   7/08 at 101.00         BBB            872,920
                 Health Facility Revenue Bonds (Catholic Healthcare West Project),
                 1998 Series A, 5.000%, 7/01/21

          500   Industrial Development Authority of the County of Maricopa, Arizona,   5/08 at 101.00          AA            503,295
                 Hospital Revenue Bonds (Mayo Clinic Hospital), Series 1998,
                 5.250%, 11/15/37

        1,000   Industrial Development Authority of the City of Mesa, Arizona,         1/10 at 101.00         AAA          1,046,310
                 Revenue Bonds (Discovery Health System), Series 1999A,
                 5.625%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

        1,000   Industrial Development Authority of the County of Maricopa, Arizona,  10/11 at 105.00         AAA          1,111,070
                 Multifamily Housing Revenue Bonds (GNMA Collateralized - Pine
                 Ridge, Cambridge Court, Cove on 44th and Fountain Place
                 Apartments Projects), Series 2001-A1 Refunding, 6.000%, 10/20/31

        1,425   Industrial Development Authority of the City of Phoenix, Arizona,      7/12 at 105.00         AAA          1,615,651
                 Multifamily Housing Revenue Bonds (GNMA Collateralized - Summit
                 Apartments Project), Series 2002, 6.450%, 7/20/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.3%

          470   Industrial Development Authority of the County of Pima, Arizona,      11/10 at 101.00         AAA            476,646
                 Single Family Mortgage Revenue Bonds, Series 2001-A1,
                 5.350%, 11/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 44.6%

        1,725   City of Chandler, Arizona, General Obligation Bonds, Series 2002,      7/12 at 100.00          AA          1,805,264
                 5.000%, 7/01/17

        1,000   Town of Gilbert, Arizona, General Obligation Bonds, Series 2002A,      7/11 at 100.00         AAA          1,033,760
                 5.000%, 7/01/18

                Washington Elementary School District No. 6 of Maricopa
                County, Arizona, General Obligation Bonds, Series 2002A Refunding:
        1,000    5.375%, 7/01/15                                                         No Opt. Call         AAA          1,118,830
        2,000    5.375%, 7/01/16                                                         No Opt. Call         AAA          2,231,120


27

                              Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       2,165   Paradise Valley Unified School District No. 69 of Maricopa County,       No Opt. Call         AAA         $2,398,863
                 Arizona, General Obligation Bonds, Series 2002A Refunding,
                 5.250%, 7/01/14

        1,000   City of Mesa, Arizona, General Obligation Bonds, Series 2000,            No Opt. Call         AAA          1,208,020
                 6.500%, 7/01/11

        1,405   City of Mesa, Arizona, General Obligation Bonds, Series 2002,            No Opt. Call         AAA          1,574,949
                 5.375%, 7/01/15

                City of Phoenix, Arizona, Various Purpose General Obligation Bonds,
                Series 2002B:
        1,700    5.000%, 7/01/22                                                       7/12 at 100.00         AA+          1,712,495
          250    5.000%, 7/01/27                                                       7/12 at 100.00         AA+            249,635

        1,000   Apache Junction Unified School District No. 43 of Pinal County,          No Opt. Call         AAA          1,153,810
                 Arizona, General Obligation Refunding Bonds, Series 2001,
                 5.750%, 7/01/15

        1,500   City of Scottsdale, Arizona, General Obligation Bonds, Series 2002,    7/11 at 100.00         AAA          1,506,900
                 5.000%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.1%

                State of Arizona, Certificates of Participation, Series 2002A:
          750    5.000%, 11/01/17                                                      5/12 at 100.00         AAA            782,595
        1,000    5.000%, 11/01/18                                                      5/12 at 100.00         AAA          1,035,450
          500    5.000%, 11/01/20                                                      5/12 at 100.00         AAA            510,605

        1,000   Maricopa County Public Finance Authority, Arizona, Lease Revenue       7/11 at 100.00         Aaa          1,099,330
                 Bonds, Series 2001, 5.500%, 7/01/15

                Maricopa County, Arizona, Stadium District Revenue Refunding
                Bonds, Series 2002:
          840    5.375%, 6/01/18                                                       6/12 at 100.00         Aaa            896,112
        2,645    5.375%, 6/01/19                                                       6/12 at 100.00         Aaa          2,800,129

        1,500   Industrial Development Authority of the City of Phoenix, Arizona,      3/12 at 100.00         AAA          1,610,640
                 Government Office Lease Revenue Bonds (Capitol Mall LLC II Project),
                 Series 2001, 5.250%, 9/15/16

          500   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/16 at 100.00           A            527,815
                 Bonds, Series 1996Y, 5.500%, 7/01/36

        1,000   Puerto Rico Highway and Transportation Authority, Transportation       7/12 at 100.00         AAA          1,000,730
                 Revenue Bonds, Series D, 5.000%, 7/01/32

        1,000   Puerto Rico Public Buildings Authority, Government Facilities Revenue  7/12 at 100.00          A-          1,001,570
                 Refunding Bonds, Series D, Guaranteed by the Commonwealth of
                 Puerto Rico, 5.125%, 7/01/24

        1,000   City of Tucson, Arizona, Junior Lien Street and Highway User           7/10 at 100.00         AAA          1,030,600
                 Revenue Bonds, Series 1994-E, 5.000%, 7/01/18

          640   City of Yuma Municipal Property Corporation, Arizona, Municipal        7/10 at 100.00         AAA            648,954
                 Facilities Revenue Bonds, Series 2001, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

        1,000   City of Phoenix Civic Improvement Corporation, Arizona, Senior Lien    7/08 at 101.00         AAA          1,004,180
                 Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25

        1,000   City of Phoenix Civic Improvement Corporation, Arizona, Senior Lien    7/12 at 100.00         AAA          1,011,520
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.4%

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00         AAA          1,574,190
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.5%

        1,115   Arizona Power Authority, Power Resource Revenue Bonds (Hoover            No Opt. Call          AA          1,230,637
                 Uprating Project), Special Obligation Crossover Refunding
                 Series 2001, 5.250%, 10/01/15

        1,000   City of Mesa, Arizona, Utility System Revenue Bonds, Series 2002,      7/11 at 100.00         AAA          1,019,780
                 5.000%, 7/01/20

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,           No Opt. Call         AAA          1,097,390
                 Series 2002, 5.250%, 7/01/17

        1,500   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00          AA          1,505,385
                 Arizona, Salt River Project Electric System Refunding Revenue
                 Bonds, 2002 Series A, 5.000%, 1/01/31

28

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 7.5%

$         500   Industrial Development Authority of the County of Maricopa, Arizona,  12/07 at 102.00         AAA         $  510,975
                 Water System Improvement Revenue Bonds (Chaparral City Water
                 Company Project), Series 1997A, 5.400%, 12/01/22 (Alternative
                 Minimum Tax)

        1,000   City of Phoenix Civic Improvement Corporation, Arizona, Water            No Opt. Call         AAA          1,089,759
                 System Junior Lien Revenue Refunding Bonds, Series 2001,
                 5.500%, 7/01/22

        1,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,         7/12 at 102.00         AAA          1,100,159
                 Series 2001, 5.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      51,125   Total Investments (cost $52,359,201) - 150.5%                                                             54,052,898
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                         360,284
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                        (18,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $35,913,182
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

29

                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            Portfolio of
                                       Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Capital Goods - 0.6%

$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX        12/03 at 102.00         BBB         $1,006,490
                 Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.2%

          330   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3            337,663
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.4%

        1,720   Board of Trustees of Ferris State University, Michigan, General        4/08 at 100.00         AAA          1,707,668
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

        1,685   Michigan Higher Education Facilities Authority, Limited Obligation     9/11 at 100.00         Aaa          1,827,079
                 Revenue Bonds (Kettering University), Refunding Series 2001,
                 5.500%, 9/01/17

        1,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,         No Opt. Call         AAA          1,604,625
                 2000 Series XII-T, 5.300%, 9/01/10 (Alternative Minimum Tax)

        1,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,       9/12 at 100.00         AAA          1,006,190
                 2002 Series XVII-G, 5.200%, 9/01/20 (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, Michigan, General Revenue     5/05 at 102.00         AAA          1,060,720
                 Bonds, Series 1995, 5.750%, 5/15/15

                Board of Governors of Wayne State University, Michigan, General
                Revenue Bonds, Series 1999:
        3,430    5.250%, 11/15/19                                                     11/09 at 101.00         AAA          3,566,377
        1,000    5.125%, 11/15/29                                                     11/09 at 101.00         AAA          1,000,660

        1,450   Board of Trustees of Western Michigan University, General Revenue      7/03 at 102.00         AAA          1,453,712
                 Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.9%

        2,900   Economic Development Corporation of the City of Dearborn, Michigan,   11/05 at 102.00         AAA          3,095,837
                 Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        1,235   City of Hancock Hospital Finance Authority, Michigan, FHA-Insured      8/08 at 100.00         AAA          1,248,906
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds (Spectrum     7/11 at 101.00          AA          3,485,580
                 Health), Series 2001A, 5.250%, 1/15/21

        3,306   Michigan State Hospital Finance Authority, Detroit Medical Center        No Opt. Call        Baa2          3,350,138
                 Collateralized Loan, Series 2001, 7.360%, 4/01/07

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding          11/09 at 101.00           A          1,051,990
                 Bonds (OSF Healthcare System), Series 1999, 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds
                (Ascension Health Credit Group), Series 1999A:
        1,000    6.125%, 11/15/23                                                     11/09 at 101.00         AAA          1,070,160
        2,500    6.125%, 11/15/26                                                     11/09 at 101.00          AA          2,640,950

        1,700   Michigan State Hospital Finance Authority, Revenue and Refunding       8/09 at 101.00         AAA          1,808,375
                 Bonds (Mercy Health Services Obligated Group), 1999 Series X,
                 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385    5.750%, 5/15/17                                                       5/09 at 101.00         AAA          3,637,453
          500    5.750%, 5/15/29                                                       5/09 at 101.00         AAA            522,430

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      8/08 at 101.00        BBB-          2,454,120
                 (Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28


30

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       1,000   Michigan State Hospital Finance Authority, Revenue and Refunding      11/09 at 101.00         BBB         $  959,930
                 Bonds (Memorial Healthcare  Center Obligated Group),
                 Series 1999, 5.875%, 11/15/21

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     11/09 at 101.00          A1          5,198,450
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        5,500   City of Royal Oak Hospital Finance Authority, Michigan, Hospital      11/11 at 100.00         AAA          5,513,585
                 Revenue Bonds (William Beaumont Hospital), Series 2001M,
                 5.250%, 11/15/31

        2,195   Regents of the University of Michigan, Medical Service Plan Revenue      No Opt. Call          AA          1,561,304
                 Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.2%

        2,675   Michigan State Housing Development Authority, Limited Obligation      12/20 at 101.00         AAA          2,748,536
                 Multifamily Housing Revenue Bonds (Parkview Place Apartments),
                 Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)

        5,250   Michigan State Housing Development Authority, Limited Obligation      10/02 at 103.00         AAA          5,439,578
                 Revenue Bonds (Parkway Meadows Project), Series 1991,
                 6.850%, 10/15/18

        5,000   Michigan State Housing Development Authority, Rental Housing           6/05 at 102.00         AAA          5,280,650
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

        6,795   Michigan State Housing Development Authority, Rental Housing           4/09 at 101.00         AAA          6,721,750
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,000   Michigan State Housing Development Authority, Single Family            1/11 at 100.00         AAA          1,035,500
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.6%

        2,000   Economic Development Corporation of the Charter Township of Grand      7/09 at 101.00           A          1,967,460
                 Rapids, Michigan, Limited Obligation Revenue Bonds (Porter Hills
                 Obligated Group - Cook Valley Estate Project), Series 1999,
                 5.450%, 7/01/29

        3,300   Michigan State Hospital Finance Authority, Revenue Bonds               1/07 at 102.00         N/R          3,245,715
                 (Presbyterian Villages of Michigan Obligated Group), Series 1997,
                 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds              7/08 at 101.00           A          1,256,736
                 (Porter Hills Presbyterian Village), Series 1998 Refunding,
                 5.375%, 7/01/28

        5,280   Economic Development Corporation of the City of Warren, Michigan,      8/02 at 101.00         Aaa          5,348,112
                 Nursing Home Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Security - Autumn Woods Project), Series 1992,
                 6.900%, 12/20/22 (Pre-refunded to 8/20/02)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 35.2%

                Allegan Public Schools, County of Allegan, Michigan, 2000 General
                Obligation Bonds:
        1,850    5.600%, 5/01/20                                                       5/10 at 100.00         AAA          1,962,258
        1,150    5.750%, 5/01/30                                                       5/10 at 100.00         AAA          1,216,482

        4,200   Anchor Bay School District, Counties of Macomb and St. Clair,          5/11 at 100.00         AAA          4,141,746
                 Michigan, 2001 Refunding General Obligation Unlimited Tax
                 Bonds, 5.000%, 5/01/29

        1,000   Anchor Bay School District, Counties of Macomb and St. Clair,          5/12 at 100.00         AAA            991,200
                 Michigan, Refunding General Obligation Bonds, Series 2002,
                 5.000%, 5/01/25

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,            5/08 at 100.00         AAA            988,280
                 Michigan, 1998 Refunding General Obligation Unlimited Tax
                 Bonds, 5.000%, 5/01/26

        1,320   Bridgeport Spaulding Community School District, County of Saginaw,     5/12 at 100.00         AAA          1,444,423
                 Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16

        1,000   Charlotte Public Schools, County of Easton, Michigan, 1999 School      5/09 at 100.00         AAA          1,010,380
                 Building and Site General Obligation Unlimited Tax Bonds,
                 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, County of Macomb, Michigan, General           5/03 at 102.00         AAA          1,002,340
                 Obligation Bonds, Series 1993, 5.000%, 5/01/21

        2,000   Clarkston Community Schools, Michigan, General Obligation Bonds,       5/07 at 100.00         AAA          2,018,640
                 5.250%, 5/01/23

        1,000   East China School District, County of St. Clair, Michigan, General    11/11 at 100.00         AAA          1,062,080
                 Obligation Bonds, Series 2001, 5.500%, 5/01/20


31


                              Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$       1,085   Freeland Community School District, Counties of Saginaw, Midland       5/10 at 100.00         AAA         $1,125,807
                 and Bay, Michigan, 2000 School Building and Site General
                 Obligation Unlimited Tax Bonds, 5.250%, 5/01/19

        3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia,      5/05 at 102.00         AAA          3,354,978
                 Michigan, 1995 Refunding Bonds, 5.375%, 5/01/24

        3,000   Grand Rapids and Kent Counties Joint Building Authority, Michigan,       No Opt. Call         AAA            780,600
                 Limited Tax General Obligation Bonds (Devos Place Project),
                 Series 2001, 0.000%, 12/01/26

        1,500   Huron Valley School District, Counties of Oakland and Livingston,     11/11 at 100.00         AAA          1,628,325
                 Michigan, General Obligation Bonds, Series 2001, 5.500%, 5/01/17

        2,000   Lake Fenton Community Schools, County of Genesee, Michigan,            5/12 at 100.00         AAA          1,985,440
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24

          725   Lake Orion Community School District, County of Oakland, Michigan,     5/05 at 101.00         AAA            746,054
                 1995 Refunding General Obligation Unlimited Tax Bonds,
                 5.500%, 5/01/20

        1,000   Mancelona Public School District, Counties of Antrim and Kalkaska,     5/06 at 100.00         AAA          1,025,610
                 Michigan, General Obligation Bonds, Series 1997, 5.200%, 5/01/17

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe, Michigan,        5/10 at 100.00         AAA          3,054,573
                 2000 School Building and Site General Obligation Unlimited Tax
                 Bonds, Series A, 5.750%, 5/01/24

        4,300   Montcalm County Building Authority, Michigan, Correctional Facility    5/10 at 100.00         AAA          4,350,138
                 Improvement General Obligation Bonds, Series 2000,
                 5.250%, 5/01/25

        2,500   Montrose Township School District, Michigan, School Building and         No Opt. Call         AAA          2,860,750
                 Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, County of Muskegon, Michigan,         5/09 at 100.00         AAA            986,130
                 1999 School Building and Site General Obligation Unlimited
                 Tax Bonds, 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and Baraga,      5/04 at 101.00         AAA          1,062,138
                 Michigan, 1995 School Building and Site General Obligation
                 Unlimited Tax Bonds, 5.250%, 5/01/20

        1,225   North Branch Area Schools, County of Lapeer, Michigan, 1993 General    5/03 at 101.50         AAA          1,241,427
                 Obligation Unlimited Tax Refunding Bonds, 5.375%, 5/01/21

        1,625   Northville Public Schools, County of Wayne, Michigan, General         11/11 at 100.00         AAA          1,727,066
                 Obligation Bonds, Series 2001, 5.375%, 5/01/18

        1,000   Oakland County Building Authority, Michigan, General Obligation        9/11 at 100.00         AAA          1,016,810
                 Bonds, Series 2002, 5.125%, 9/01/22

        1,225   Paw Paw Public Schools, County of Van Buren, Michigan, General           No Opt. Call         AAA          1,255,735
                 Obligation Refunding Bonds, Series 1998, 5.000%, 5/01/21

        4,000   Pinckney Community Schools, Counties of Livingston and Washtenaw,      5/07 at 100.00         AAA          4,098,240
                 Michigan, 1997 School Building and Site General Obligation
                 Unlimited Tax Bonds, 5.500%, 5/01/27

        4,200   Commonwealth of Puerto Rico, Public Improvement Refunding General        No Opt. Call         AAA          4,676,868
                 Obligation Bonds, 2002 Series A, 5.500%, 7/01/20

          685   Reeths-Puffer Schools, County of Muskegon, Michigan, 1995 School       5/05 at 101.00         AAA            736,217
                 Building and Site Refunding Bonds, 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and           5/10 at 100.00         AAA          1,086,060
                 Macomb, Michigan, 2000 School Building, Site and Refunding
                 General Obligation Unlimited Tax Bonds, Series I, 5.750%, 5/01/19

        2,500   City of Taylor Building Authority, County of Wayne, Michigan,          3/10 at 100.00         AAA          2,606,700
                 Limited Tax General Obligation Bonds, Series 2000, 5.125%, 3/01/17

        1,050   Warren Consolidated Schools, Counties of Macomb and Oakland,          11/11 at 100.00         AAA          1,107,834
                 Michigan, General Obligation Bonds, Series 2001, 5.375%, 5/01/19

        1,980   Washtenaw County Building Authority, Michigan, General Obligation      9/07 at 100.00         AAA          2,067,318
                 Limited Tax Bonds, Series 1999, 5.400%, 9/01/17

        1,125   Whitehall District Schools, County of Muskegon, Michigan, General     11/11 at 100.00         AAA          1,221,244
                 Obligation Bonds, Series 2001, 5.500%, 5/01/17

        1,725   Williamston Community School District, Michigan, General Obligation      No Opt. Call         AAA          1,852,288
                 Unlimited Tax Bonds, Series 1996, 5.500%, 5/01/25



32

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 13.8%

$       1,800   Tax Increment Finance Authority of the City of Dearborn Heights,      10/10 at 100.00         AAA         $1,778,724
                 County of Wayne, Michigan, Tax Increment Limited Tax General
                 Obligation Bonds (Police and Courthouse
                 Facility), Series 2001-A, 5.000%, 10/01/26

        1,000   City of Grand Rapids Building Authority, County of Kent, Michigan,       No Opt. Call          AA          1,069,040
                 General Obligation Limited Tax Bonds, Series 1998,
                 5.000%, 4/01/16

        1,145   City of Grand Rapids Building Authority, County of Kent, Michigan,    10/11 at 100.00         AAA          1,146,660
                 General Obligation Limited Tax Bonds, Series 2001,
                 5.125%, 10/01/26

          255   Michigan Municipal Bond Authority, Local Government Loan Program      11/02 at 102.00           A            260,595
                 Revenue Bonds, Series 1992D, 6.650%, 5/01/12

          750   Michigan State Building Authority, 1998 Revenue Refunding Bonds       10/09 at 100.00         AA+            734,678
                 (Facilities Program), Series I, 4.750%, 10/15/21

                State of Michigan, Certificates of Participation (525 Redevco Inc):
        2,000    5.500%, 6/01/19                                                       6/10 at 100.00         AAA          2,113,760
        2,000    5.500%, 6/01/27                                                       6/10 at 100.00         AAA          2,059,180

        1,000   State of Michigan, Certificates of Participation (New Center           9/11 at 100.00         AAA          1,034,070
                 Development, Inc.), Series 2001, 5.375%, 9/01/21

        1,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,         11/11 at 100.00         AAA            991,100
                 5.000%, 11/01/25

        1,100   Muskegon County, Michigan, General Obligation Limited Tax              7/11 at 100.00         AAA          1,087,097
                 Wastewater Management System No. 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series 1996Y:
        4,100    5.500%, 7/01/36                                                       7/16 at 100.00           A          4,328,083
        2,000    5.000%, 7/01/36                                                       7/16 at 100.00           A          1,967,160

        1,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation       No Opt. Call        BBB+          1,132,040
                 Bonds, 2002 Series E, 6.000%, 8/01/26

        5,000   Charter County of Wayne, Michigan, Limited Tax General Obligation     12/11 at 101.00         AAA          5,021,700
                 Airport Hotel Revenue Bonds (Detroit Metropolitan Wayne County
                 Airport), Series 2001A, 5.000%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.3%

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding Bonds,   7/12 at 100.00         AAA          1,014,240
                 Series 2002 Refunding, 5.250%, 7/01/21 (Alternative Minimum Tax)

        2,505   Charter County of Wayne, Michigan, Subordinate Lien Airport Revenue    8/02 at 102.00         AAA          2,566,097
                 Bonds (Detroit Metropolitan Wayne County Airport), Series 1991B,
                 6.750%, 12/01/21 (Alternative Minimum Tax) (Pre-refunded
                 to 8/29/02)

        3,000   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit     12/08 at 101.00         AAA          2,904,240
                 Metropolitan Wayne County Airport), Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)

        1,195   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit     12/08 at 101.00         AAA          1,153,426
                 Metropolitan Wayne County Airport), Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.2%

        2,190   Anchor Bay School District, Counties of Macomb and St. Clair,          5/09 at 100.00         AAA          2,531,443
                 Michigan, 1999 School Building and Site General Obligation
                 Unlimited Tax Bonds, Series I, 6.000%, 5/01/29 (Pre-refunded to 5/01/09)

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,       1/10 at 101.00         AAA          1,154,220
                 Series 1999-A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10)

        2,000   City of Detroit, Michigan, Water Supply System Revenue Senior Lien     1/10 at 101.00         AAA          2,289,480
                 Bonds, Series 1999-A, 5.750%, 7/01/26 (Pre-refunded to 1/01/10)

        2,000   East Grand Rapids Public Schools, County of Kent, Michigan,            5/09 at 100.00         AAA          2,311,820
                 2000 School Building and Site General Obligation Unlimited
                 Tax Bonds, 6.000%, 5/01/29 (Pre-refunded to 5/01/09)

        1,000   Grosse Ile Township School District, Michigan, General Obligation      5/07 at 100.00         AAA          1,139,680
                 School Improvement Refunding Bonds, Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07)


33


                              Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                                    Portfolio of Investments July 31, 2002


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       2,000   Lincoln Park School District, Michigan, General Obligation Bonds,      5/06 at 101.00         AAA         $2,257,420
                 Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

        2,100   Michigan Municipal Bond Authority, State Revolving Fund Revenue       10/02 at 102.00         AAA          2,160,270
                 Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     12/02 at 102.00         AAA          3,151,362
                 (MidMichigan Obligated Group), Series 1992, 6.900%, 12/01/24
                 (Pre-refunded to 12/01/02)

        1,125   Puerto Rico Highway and Transportation Authority, Transportation       7/10 at 101.00        A***          1,329,514
                 Revenue Bonds, Series B, 6.000%, 7/01/39 (Pre-refunded
                 to 7/01/10)

        2,100   Romulus Community Schools, County of Wayne, Michigan, 1999             5/09 at 100.00         AAA          2,395,974
                 School Building and Site General Obligation Unlimited Tax Bonds,
                 5.750%, 5/01/25 (Pre-refunded to 5/01/09)

        4,845   Saginaw-Midland Municipal Water Supply Corporation, Michigan,          9/04 at 102.00       A2***          5,439,142
                 Limited Tax General Obligation Water Supply Revenue Bonds,
                 Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

        2,600   West Bloomfield School District, County of Oakland, Michigan,          5/10 at 100.00         AAA          3,000,166
                 2000 School Building and Site Unlimited Tax General Obligation
                 Bonds, 5.900%, 5/01/18 (Pre-refunded to 5/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.9%

        3,000   Michigan Public Power Agency, Combustion Turbine No. 1 Project         1/12 at 100.00         AAA          3,036,540
                 Revenue Bonds, 2001 Series A, 5.250%, 1/01/27

        2,390   Michigan South Central Power Agency, Power Supply System Revenue      11/02 at 101.00        Baa1          2,446,667
                 Refunding Bonds, 1991 Series, 6.750%, 11/01/10

        4,475   Michigan South Central Power Agency, Power Supply System                 No Opt. Call        Baa1          4,825,572
                 Revenue Bonds, 2000 Series, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call         AAA          4,580,987
                 Bonds (Detroit Edison Company), Series 1991BB, 7.000%, 5/01/21

        2,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call         Aaa          2,100,340
                 Bonds (Detroit Edison Company), Series 1995CC Remarketed,
                 4.850%, 9/01/30 (Mandatory put 9/01/11)

        4,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/11 at 100.00          A-          3,963,440
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/09 at 102.00         AAA          1,028,320
                 Bonds (Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)

        7,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (Detroit   9/02 at 102.00         AAA          7,170,450
                 Edison Company Monroe and Fermi Plants Project), Collateralized
                 1992 Series I, 6.875%, 9/01/22 (Alternative Minimum Tax)

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00         AAA            409,272
                 Series HH, 5.250%, 7/01/29

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,   7/05 at 100.00          A-          1,014,040
                 5.500%, 7/01/25

        5,000   Wyandotte, Michigan, Electric Revenue Bonds, Series 1992 Refunding,   10/02 at 102.00         AAA          5,140,500
                 6.250%, 10/01/17 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.0%

        5,250   City of Detroit, Michigan, Sewage Disposal System Revenue              7/05 at 100.00         AAA          5,203,800
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                Series 1997-A:
        3,000    5.500%, 7/01/20                                                       7/07 at 101.00         AAA          3,132,720
        1,730    5.000%, 7/01/22                                                       7/07 at 101.00         AAA          1,728,841

        1,500   City of Detroit, Michigan, Sewage System Disposal Revenue Second         No Opt. Call         AAA          1,625,430
                 Lien Bonds, Series 2001B, 5.500%, 7/01/29

        6,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue     7/04 at 102.00         AAA          5,934,540
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23


34

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

                City of Detroit, Michigan, Water Supply System Revenue Senior
                Lien Bonds, Series 2001A:
$       3,400    5.750%, 7/01/28                                                       7/11 at 101.00         AAA         $3,640,890
        1,500    5.250%, 7/01/33                                                       7/11 at 100.00         AAA          1,513,214

                City of Muskegon Heights, County of Muskegon, Michigan, Water
                Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25                                                     11/10 at 100.00         Aaa          1,090,221
        1,160    5.625%, 11/01/30                                                     11/10 at 100.00         Aaa          1,212,814
------------------------------------------------------------------------------------------------------------------------------------
$     263,946   Total Investments (cost $255,797,520) - 150.9%                                                           271,027,587
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       2,602,899
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $179,630,486
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

35

                              Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                              Portfolio of
                                      Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 3.8%

$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste      12/02 at 102.00         BBB         $3,118,534
                 Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX        12/03 at 102.00         BBB          1,378,891
                 Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4%

          475   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3            486,030
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.4%

        1,100   Michigan Higher Education Student Loan Authority, Revenue Bonds,      10/02 at 102.00          A1          1,126,906
                 1992 Series XIV-A Refunding, 6.700%, 10/01/05 (Alternative
                 Minimum Tax)

        2,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,       9/12 at 100.00         AAA          2,012,380
                 2002 Series XVII-G, 5.200%, 9/01/20 (Alternative Minimum Tax)

        1,000   Board of Control of Saginaw Valley State University, Michigan,         7/09 at 100.00         Aaa          1,039,970
                 General Revenue Bonds, Series 1999, 5.625%, 7/01/29

        3,500   Board of Governors of Wayne State University, Michigan, General       11/09 at 101.00         AAA          3,502,310
                 Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 27.6%

        2,050   The Economic Development Corporation of the City of Dearborn,         11/05 at 102.00         AAA          2,188,437
                 Michigan, Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,200   City of Hancock Hospital Finance Authority, Michigan, FHA-Insured      8/08 at 100.00         AAA          2,224,772
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

        2,500   City of Kalamazoo Hospital Finance Authority, Michigan, Hospital       5/06 at 102.00         AAA          2,650,250
                 Revenue Refunding and Improvement Bonds (Bronson Methodist
                 Hospital), Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        2,000    6.250%, 8/15/13                                                       8/03 at 102.00        BBB-          2,007,040
        3,200    6.500%, 8/15/18                                                       8/03 at 102.00        BBB-          3,177,568

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and        9/02 at 102.00          A1          4,076,280
                 Refunding Bonds (Henry Ford Health System), Series 1992A,
                 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue and        1/05 at 102.00          A+          2,065,500
                 Refunding Bonds (Otsego Memorial Hospital - Gaylord, Michigan),
                 Series 1995, 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds (Ascension   11/09 at 101.00          AA          2,640,950
                 Health Credit Group), Series 1999A, 6.125%, 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and        5/09 at 101.00         AAA          4,179,440
                 Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                 Group), Series 1999A, 5.750%, 5/15/29

          500   Michigan State Hospital Finance Authority, Hospital Revenue           11/11 at 101.00          A1            497,820
                 Refunding Bonds (Sparrow Obligated Group), Series 2001,
                 5.625%, 11/15/31

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     11/09 at 101.00          A1          4,470,667
                 (Henry Ford Health System), Series 1999A, 6.000%, 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue Refunding     12/02 at 102.00          AA          3,026,190
                 Bonds, Series 1993A, 5.500%, 12/01/21


36

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 8.2%

$       1,335   Michigan State Housing Development Authority, Multifamily Revenue     12/10 at 100.00         AAA         $1,372,460
                 Bonds, Landings Project, Senior Lien Series 2001A,
                 5.950%, 12/01/33 (Alternative Minimum Tax)

        1,000   Michigan State Housing Development Authority, Limited Obligation       4/12 at 102.00         Aaa          1,011,520
                 Multifamily Housing Revenue Bonds, Burkshire Pointe Apartments,
                 GNMA Collateralized Program, Series 2002A, 5.400%,
                 10/20/32 (Alternative Minimum Tax)

        2,400   Michigan State Housing Development Authority, Limited Obligation       4/04 at 103.00         AAA          2,505,960
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited Obligation      10/03 at 103.00         AAA          1,539,900
                 Revenue Bonds, Brenton Village Green Project, Series 1993,
                 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing           4/03 at 102.00         AAA            809,963
                 Revenue Bonds, Series 1993A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Michigan, Multifamily Housing
                Refunding Revenue Bonds, Series 1992A (FHA-Insured Mortgage
                Loan - Section 8 Assisted Project):
        1,000    6.600%, 6/01/13                                                       6/03 at 102.00         AAA          1,031,920
        1,500    6.600%, 6/01/22                                                       6/03 at 102.00         AAA          1,546,140


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.2%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and Ionia,       5/09 at 100.00         AAA          1,055,610
                 State of Michigan, 1999 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/24

          730   Clarkston Community Schools, County of Oakland, State of Michigan,     5/03 at 102.00         AAA            765,069
                 1993 School Building and Site and Refunding Bonds,
                 5.900%, 5/01/16

        1,500   School District of the City of Detroit, Wayne County, Michigan,        5/09 at 101.00         AAA          1,404,285
                 School Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1998B, 4.750%, 5/01/28

          500   School District of the City of Detroit, Wayne County, Michigan,        5/12 at 100.00         AAA            528,755
                 School Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 2001A, 5.500%, 5/01/21

        3,000   Dexter Community Schools, Counties of Washtenaw and Livingston,        5/03 at 102.00         AAA          3,036,240
                 State of Michigan, 1993 School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 5.000%, 5/01/17

        1,000   Durand Area Schools, Shiawasee County, Michigan, General Obligation    5/07 at 100.00         AAA          1,017,080
                 Bonds, Series 1997, 5.375%, 5/01/23

        3,815   City of East Lansing Building Authority, Counties of Ingham and        4/11 at 100.00          AA          3,912,473
                 Clinton, State of Michigan, 2000 Building Authority Bonds (General
                 Obligation - Unlimited Tax), 5.375%, 4/01/25

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe, State of         5/10 at 100.00         AAA          1,353,634
                 Michigan, 2000 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series A, 5.625%, 5/01/16

          380   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101.00         AAA            408,413
                 1995 School Building and Site and Refunding Bonds,
                 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and           5/10 at 100.00         AAA          1,086,060
                 Macomb, State of Michigan, 2000 School Building and Site
                 and Refunding Bonds, Series I (General Obligation - Unlimited
                 Tax), 5.750%, 5/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.3%

        5,750   City of Detroit, Michigan, Limited Tax Convention Facility Revenue     9/03 at 102.00         AAA          6,090,113
                 Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

        1,000   City of Detroit, Michigan, Downtown Development Authority, Tax         7/08 at 100.00         AAA            943,300
                 Increment Refunding Bonds (Development Area No. 1 Projects),
                 Series 1998A, 4.750%, 7/01/25

        7,000   Detroit/Wayne County Stadium Authority, State of Michigan, Building    2/07 at 102.00         AAA          7,063,280
                 Authority Stadium Bonds, Series 1997 (General Obligation -
                 Limited Tax), 5.250%, 2/01/27

        5,000   Michigan Municipal Bond Authority, Drinking Water Revolving Fund      10/09 at 101.00         AAA          5,273,550
                 Revenue Bonds, Series 1999, 5.500%, 10/01/21

        1,500   State Building Authority, Michigan, 2000 Revenue Bonds, Series I,     10/10 at 100.00         AA+          1,567,650
                 Facilities Program, 5.375%, 10/15/20


37

                              Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                State Building Authority, Michigan, 2001 Revenue Refunding Bonds,
                Series I, Facilities Program:
$       2,570    5.500%, 10/15/19                                                     10/11 at 100.00         AA+         $2,748,769
        3,500    5.000%, 10/15/24                                                     10/11 at 100.00         AA+          3,474,240

        1,000   State of Michigan, Certificates of Participation, New Center           9/11 at 100.00         AAA          1,034,070
                 Development, Inc., Series 2001, 5.375%, 9/01/21

        1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/16 at 100.00           A            983,580
                 Bonds, Series Y of 1996, 5.000%, 7/01/36

        3,615   Saginaw-Midland Municipal Water Supply Corporation, State of           9/02 at 101.50          A2          3,671,322
                 Michigan, Water Supply System Revenue Bonds (General Obligation -
                 Limited Tax), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.1%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,         6/03 at 102.00         BB-            789,160
                 1993 Series A (American Airlines, Inc. Project), 6.300%, 6/01/23
                 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne         12/08 at 101.00         AAA          1,936,160
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)

        1,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne         12/08 at 101.00         AAA            965,210
                 County Airport, Airport Revenue Bonds, Series 1998B,
                 4.875%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.2%

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,       1/10 at 101.00         AAA          2,308,440
                 Series 1999-A, 5.875%, 7/01/27 (Pre-refunded to 1/01/10)

        4,000   City of Detroit, Michigan, Senior Lien Water Supply System Revenue     1/10 at 101.00         AAA          4,578,960
                 Bonds, Series 1999-A, 5.750%, 7/01/26 (Pre-refunded to 1/01/10)

        3,000   Board of Regents of Eastern Michigan University, General Revenue      12/06 at 101.00         AAA          3,384,090
                 Bonds, Series 1997, 5.500%, 6/01/27 (Pre-refunded to 12/01/06)

        2,000   Board of Control of Ferris State University, Michigan, General        10/03 at 102.00         AAA          2,149,640
                 Revenue Bonds, Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund Revenue          No Opt. Call         AAA          2,074,176
                 Bonds, Series 1994, 7.000%, 10/01/03

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue            5/03 at 102.00         AAA          3,154,590
                 Refunding Bonds, St. John Hospital, Series 1993A,
                 6.000%, 5/15/13

        1,100   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,       7/07 at 101.50       A-***          1,270,423
                 Series 1997 (General Obligation Bonds), 5.750%, 7/01/17
                 (Pre-refunded to 7/01/07)

          620   Reeths-Puffer Schools, County of Muskegon, State of Michigan,          5/05 at 101.00         AAA            684,499
                 1995 School Building and Site and Refunding Bonds,
                 5.750%, 5/01/15 (Pre-refunded to 5/01/05)

        1,500   Romulus Community Schools, County of Wayne, State of Michigan,         5/09 at 100.00         AAA          1,711,410
                 1999 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.750%, 5/01/25 (Pre-refunded to 5/01/09)

        2,500   West Bloomfield School District, County of Oakland, State of Michigan, 5/10 at 100.00         AAA          2,868,000
                 2000 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.800%, 5/01/17 (Pre-refunded to 5/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 26.2%

        4,020   Michigan Public Power Agency, Belle River Project Refunding Revenue    1/03 at 102.00         AA-          4,070,250
                 Bonds, 1993 Series A, 5.250%, 1/01/18

        1,000   Michigan Public Power Agency, Combustion Turbine No. 1 Project         1/12 at 100.00         AAA          1,012,180
                 Revenue Bonds, 2001 Series A, 5.250%, 1/01/27

        1,000   Michigan South Central Power Agency, Power Supply System                 No Opt. Call        Baa1          1,078,340
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Limited Obligation Refunding Revenue          6/03 at 102.00         AAA          3,690,855
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

        3,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue            No Opt. Call         Aaa          3,150,510
                 Bonds (The Detroit Edison Company), Series 1995CC Remarketing,
                 4.850%, 9/01/30 (Mandatory put 9/01/11)


38

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$       5,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds    9/11 at 100.00          A-         $4,954,300
                 (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/09 at 102.00         AAA          1,028,320
                 Bonds (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), Series CC-1992:
        2,500    6.550%, 6/01/24 (Alternative Minimum Tax)                             6/03 at 102.00         AAA          2,636,600
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax)                             9/03 at 102.00         AAA          1,596,255

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The         No Opt. Call         AAA          6,565,680
                 Detroit Edison Company Project), 1994 Series A, 6.350%, 12/01/04
                 (Alternative Minimum Tax)

        1,500   Wyandotte, Michigan, Electric Revenue Bonds, Series 2002 Refunding,   10/08 at 101.00         AAA          1,582,545
                 5.375%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,       7/07 at 101.00         AAA          2,088,480
                 Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue and          7/03 at 102.00         AAA          3,949,471
                 Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

        1,500   City of Detroit, Michigan, Sewage System Disposal Revenue Bonds,         No Opt. Call         AAA          1,625,430
                 Second Lien Series 20001B, 5.500%, 7/01/29

        2,700   City of Detroit, Michigan, Senior Lien Water Supply System Revenue     7/11 at 100.00         AAA          2,723,786
                 Bonds, 2001 Series A, 5.250%, 7/01/33

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement      7/08 at 101.00         AAA            936,889
                 and Refunding Revenue Bonds, Series 1998A, 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     167,015   Total Investments (cost $162,456,413) - 144.9%                                                           173,669,940
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                       2,149,747
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.7)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $119,819,687
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

39

                            Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
                            Portfolio of
                                    Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 3.8%

$       1,150   Michigan Higher Education Facilities Authority, Limited Obligation     9/11 at 100.00         Aaa         $1,136,464
                 Revenue Bonds, Kettering University Refunding, Series 2001,
                 5.000%, 9/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.9%

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum     7/11 at 101.00          AA            995,880
                 Health, Series 2001A, 5.250%, 1/15/21

        1,200   Michigan State Hospital Finance Authority, Hospital Revenue Bonds      1/06 at 102.00        Baa3          1,209,660
                 (Sinai Hospital Refunding), Series 1995, 6.625%, 1/01/16

          600   Michigan State Hospital Finance Authority, Hospital Revenue and        5/06 at 102.00          A1            590,598
                 Refunding Bonds (Henry Ford Health System), Series 1995A,
                 5.250%, 11/15/20

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           11/11 at 101.00          A1            995,640
                 Refunding Bonds (Sparrow Obligated Group), Series 2001,
                 5.625%, 11/15/31

        1,800   City of Royal Oak, Michigan, Hospital Finance Authority, Hospital     11/11 at 100.00         AAA          1,804,446
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.8%

        1,700   Michigan State Housing Development Authority, Limited Obligation       8/12 at 102.00         Aaa          1,708,024
                 Multifamily Housing Revenue Bonds, GNMA Collateralized Program -
                 Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.4%

        1,250   Michigan State Housing Development Authority, Single Family            1/11 at 100.00         AAA          1,294,375
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 54.7%

        1,000   School District of the City of Detroit, Wayne County, Michigan, School 5/09 at 101.00         AAA            936,190
                 Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1998B, 4.750%, 5/01/28

        1,000   School District of the City of Detroit, Wayne County, Michigan, School 5/12 at 100.00         AAA          1,057,510
                 Building and Site Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 2001A, 5.500%, 5/01/21

        1,000   School District of the City of Garden, Wayne County, Michigan,         5/11 at 100.00         AAA            988,280
                 General Obligation Bonds, Series 2001 Refunding,
                 5.000%, 5/01/26

        1,300   Harper Creek Community School District, County of Calhoun, State of    5/11 at 100.00         AAA          1,298,141
                 Michigan, General Obligation Bonds, Series 2001,
                 5.125%, 5/01/31

        2,200   Huron School District, Counties of Wayne and Monroe, State of          5/11 at 100.00         AAA          2,255,352
                 Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/26

        1,500   Huron Valley School District, Counties of Oakland and Livingston,     11/11 at 100.00         AAA          1,481,625
                 State of Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27

        1,050   Lawton Community Schools, County of Van Buren, State of Michigan,     11/11 at 100.00         AAA          1,107,908
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/21

        1,000   Manchester Community Schools, State of Michigan, General               5/11 at 100.00         AAA            982,700
                 Obligation Bonds, Series 2001, 5.000%, 5/01/31

        1,000   Portland Public Schools, County of Ionia, State of Michigan,          11/11 at 100.00         AAA            986,130
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/29

        1,000   Commonwealth of Puerto Rico, Public Improvement General Obligation     7/11 at 100.00          A-            997,110
                 Bonds of 2002, Series A, 5.125%, 7/01/31


40

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,000   Rochester Community School District, Counties of Oakland and          11/11 at 100.00         AAA         $1,049,050
                 Macomb, State of Michigan, General Obligation Bonds, 2001
                 Series II, 5.500%, 5/01/22

          500   Warren, Michigan, Building Authority Bonds (General Obligation -      11/10 at 100.00         AAA            505,655
                 Limited Tax), Series 2001, 5.150%, 11/01/22

                Washtenaw County, Michigan, General Obligation Limited Tax
                Bonds, Sylvan Township Water and Wastewater System, Series 2001:
          500    5.000%, 5/01/19                                                       5/09 at 100.50         AAA            510,525
          800    5.000%, 5/01/20                                                       5/09 at 100.50         AAA            811,288

        1,300   Willow Run Community Schools, County of Washtenaw, State of            5/11 at 100.00         AAA          1,308,606
                 Michigan, General Obligation Bonds, Series 2001, 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.6%

          400   Tax Increment Finance Authority of the City of Dearborn Heights,      10/10 at 100.00         AAA            393,732
                 County of Wayne, State of Michigan, Tax Increment Bonds
                 (General Obligation - Limited Tax), Police and
                 Courthouse Facility, Series 2001-A, 5.000%, 10/01/30

        1,300   City of Grand Rapids Building Authority, County of Kent, State of     10/11 at 100.00         AAA          1,301,885
                 Michigan, General Obligation Limited Tax Bonds, Series 2001,
                 5.125%, 10/01/26

        1,000   Michigan Municipal Bond Authority, State Drinking Water Revolving     10/10 at 101.00         AAA          1,123,690
                 Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17

        1,205   State Building Authority, State of Michigan, 2001 Revenue Refunding   10/11 at 100.00         AA+          1,196,131
                 Bonds, Facilities Program, Series I, 5.000%, 10/15/24

        2,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,         11/11 at 100.00         AAA          1,982,200
                 5.000%, 11/01/25

        1,450   Muskegon County, Michigan, General Obligation Limited Tax              7/11 at 100.00         AAA          1,432,992
                 Wastewater Management System No. 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26

        1,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation       No Opt. Call        BBB+          1,132,040
                 Bonds, 2002 Series E, 6.000%, 8/01/26

        1,750   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne         12/11 at 101.00         AAA          1,712,253
                 County Airport, Airport Hotel Revenue Bonds (General
                 Obligation - Limited Tax), Series 2001A, 5.000%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

        1,750   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne         12/08 at 101.00         AAA          1,694,140
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 1.8%

          500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00         AAA            524,730
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.7%

        1,235   Michigan Public Power Agency, Combustion Turbine No. 1 Project         1/12 at 100.00         AAA          1,252,809
                 Revenue Bonds, 2001 Series A, 5.250%, 1/01/24

        2,215   Michigan Strategic Fund, Limited Obligation Refunding Revenue          9/11 at 100.00          A-          2,230,992
                 Bonds (The Detroit Edison Company Pollution Control Bonds
                 Project), Collateralized Series 1999C (Fixed-Rate Conversion),
                 5.650%, 9/01/29 (Alternative Minimum Tax)


41


                              Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (continued)
                                    Portfolio of Investments July 31, 2002


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 10.4%

$       1,000   City of Detroit, Michigan, Sewage System Disposal Revenue Bonds,         No Opt. Call         AAA         $1,083,620
                 Second Lien Series 2001B, 5.500%, 7/01/29

                City of Detroit, Michigan, Senior Lien Water Supply System
                Revenue Bonds, 2001 Series A:
        1,000    5.000%, 7/01/30                                                       7/11 at 100.00         AAA            984,420
        1,000    5.250%, 7/01/33                                                       7/11 at 100.00         AAA          1,008,809
------------------------------------------------------------------------------------------------------------------------------------
$      44,655   Total Investments (cost $44,444,890) - 151.8%                                                             45,065,600
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                         613,833
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.9)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $29,679,433
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

42

                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            Portfolio of
                                    Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.4%

$       2,210   Ohio Water Development Authority, Revenue Bonds, USA Waste             9/02 at 102.00         N/R         $2,258,664
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

        3,065   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3          3,136,169
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.3%

          825   Bowling Green State University, Ohio, General Receipts Bonds,         12/02 at 101.00           A            846,541
                 Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds, Series 1997A1             6/07 at 102.00         AAA          3,813,066
                 (Supplemental Student Loan Program), 5.850%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facility Commission, Higher Educational       12/04 at 102.00         AAA          1,085,220
                 Facility Revenue Bonds (University of Dayton 1994 Project),
                 5.800%, 12/01/14

        1,200   Ohio Higher Educational Facility Commission, Higher Educational        9/06 at 101.00         N/R          1,254,132
                 Facility Revenue Bonds (University of Findlay 1996 Project),
                 6.125%, 9/01/16

        1,200   Ohio State University, General Receipts Bonds, Series 2002,           12/12 at 100.00          AA          1,202,880
                 5.125%, 12/01/31

        1,575   Ohio State University, General Receipts Bonds, Series 1992A1,         12/02 at 102.00          AA          1,628,030
                 5.875%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.1%

        2,675   County of Clermont, Ohio, Hospital Facilities Revenue Refunding        1/03 at 102.00         AAA          2,752,896
                 Bonds, Series 1993A (Mercy Health System), 5.875%, 1/01/15

        1,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding           2/07 at 102.00         AAA          1,067,790
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.625%, 2/15/17

        1,170   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,           2/03 at 102.00         Aa3          1,204,304
                 Series 1993 (Health Cleveland, Inc.) (Fairview General Hospital
                 Project), 6.300%, 8/15/15

        2,500   County of Erie, Ohio, Hospital Facilities Revenue Bonds,               8/12 at 101.00           A          2,518,325
                 Series 2002A (Firelands Regional Medical Center),
                 5.625%, 8/15/32

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A (The Children's Hospital Project):
        1,000    5.750%, 11/01/20                                                     11/06 at 101.00         Aa2          1,029,750
        1,500    5.875%, 11/01/25                                                     11/06 at 101.00         Aa2          1,541,355

        1,500   County of Franklin, Ohio, Hospital Revenue Refunding and              11/02 at 102.00         Aa2          1,548,510
                 Improvement Bonds, 1992 Series A (The Children's Hospital
                 Project), 6.600%, 5/01/13

        2,500   County of Marion, Ohio, Hospital Refunding and Improvement             5/06 at 102.00        BBB+          2,624,600
                 Revenue Bonds, Series 1996 (The Community Hospital),
                 6.375%, 5/15/11

        2,405   County of Miami, Ohio, Hospital Facilities Revenue Refunding and       5/06 at 102.00        BBB+          2,476,958
                 Improvement Bonds, Series 1996A (Upper Valley Medical
                 Center), 6.250%, 5/15/16

        1,500   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding      4/06 at 102.00         AAA          1,593,120
                 and Improvement Bonds, Series 1996 (Kettering Medical
                 Center), 5.625%, 4/01/16

        3,000   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,         4/10 at 101.00        BBB+          3,212,640
                 Series 1999 (Kettering Medical Center Network Obligated
                 Group), 6.750%, 4/01/18

        4,000   City of Parma, Ohio, Hospital Improvement and Refunding Revenue       11/08 at 101.00          A-          3,815,560
                 Bonds, Series 1998 (The Parma Community Hospital
                 Association), 5.375%, 11/01/29

        2,500   County of Richland, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00          A-          2,619,750
                 Bonds, Series 2000B (MedCentral Health System Obligated
                 Group), 6.375%, 11/15/30

        1,500   City of Steubenville, Ohio, Hospital Facilities Revenue Refunding     10/10 at 100.00          A3          1,591,050
                 and Improvement Bonds, Series 2000, Trinity Health System,
                 6.375%, 10/01/20


43

                              Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       1,705   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/11 at 101.00          AA         $1,806,891
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 14.0%

        1,385   County of Clermont, Ohio, Mortgage Revenue Bonds, Series 1994          8/03 at 103.00         Aaa          1,407,312
                 (GNMA Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

        1,435   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds            6/08 at 105.00         Aaa          1,522,621
                 (Water Street Associates Project), Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

                County of Cuyahoga, Ohio, Multifamily Housing Mortgage Revenue
                Bonds, 2001 Series A, GNMA Collateralized - Longwood Phase
                One Associates L.P. Project:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                             7/11 at 102.00         Aaa          2,518,337
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                             7/11 at 102.00         Aaa          2,271,983

        1,000   County of Cuyahoga, Ohio, Multifamily Revenue Bonds,                   9/12 at 102.00         Aaa          1,007,390
                 Livingston Park (GNMA Collateralized), Series 2002A,
                 5.350%, 9/20/27

          985   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue         1/05 at 103.00          Aa            992,269
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio, Mortgage        1/04 at 102.00         Aaa          4,162,190
                 Revenue Refunding Bonds, Series 1999A (FHA-Insured Mortgage
                 Loan - Northgate Apartments Section 8 Assisted Project),
                 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds        12/09 at 100.00         AAA          3,437,621
                 (Timber Lake Apartments Project), Series 1999C, 6.150%, 12/01/24
                 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing Mortgage, Revenue Refunding       2/09 at 102.00         Aa2          4,539,596
                 Bonds, Series 1999G (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), 5.950%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.8%

        2,915   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       9/09 at 100.00         Aaa          3,091,532
                 2000 Series A1 (Mortgage-Backed Securities Program),
                 6.350%, 9/01/31 (Alternative Minimum Tax)

        3,075   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       9/07 at 102.00         Aaa          3,159,317
                 1996 Series B-3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        5,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       3/08 at 101.50         AAA          5,086,550
                 1998 Series A1, 5.300%, 9/01/19 (Alternative Minimum Tax)

        4,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       9/08 at 102.00         Aaa          4,034,720
                 1997 Series B (Mortgage-Backed Securities Program),
                 5.400%, 9/01/29 (Alternative Minimum Tax)

        3,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       3/12 at 100.00         Aaa          3,029,790
                 2002 Series D (GNMA Mortgage-Backed Securities Program),
                 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.4%

        1,365   County of Franklin, Ohio, Healthcare Facilities Revenue Bonds,         7/03 at 102.00         N/R          1,274,937
                 Series 1993 (Ohio Presbyterian Retirement Services),
                 6.500%, 7/01/23

        1,000   County of Marion, Ohio, Healthcare Facilities Refunding and           11/03 at 102.00        BBB-            983,130
                 Improvement Revenue Bonds, Series 1993 (United Church
                 Homes, Inc. Project), 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.0%

        1,000   Ansonia Local School District, Darke County, Ohio, General Obligation 12/10 at 102.00         Aaa          1,063,560
                 Bonds, Series 2000, 5.500%, 12/01/22

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation - Unlimited Tax):
          650    7.500%, 12/15/06                                                     12/03 at 102.00         AAA            714,337
          680    7.450%, 12/15/07                                                     12/03 at 102.00         AAA            746,851

        1,750   Brecksville-Broadview Heights City School District, Ohio, School      12/06 at 102.00         AAA          2,025,888
                 Improvement Bonds, Series 1996 (General Obligation -
                 Unlimited Tax), 6.500%, 12/01/16

        1,000   City School District of Cincinnati, Hamilton County, Ohio, School     12/11 at 100.00         AAA          1,089,490
                 Improvement Bonds, Series 2001 (General Obligation -
                 Limited Tax), 5.375%, 12/01/15

        1,000   City of Dublin, Ohio, Unlimited Tax Various Purpose Improvement       12/10 at 100.00         Aa1          1,015,940
                 Bonds, Series 2000A, 5.000%, 12/01/20


44

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,300   County of Franklin, Ohio, Refunding Bonds, Series 1993 (General       12/08 at 102.00         AAA         $1,362,127
                 Obligation - Limited Tax), 5.375%, 12/01/20

        2,000   Garfield Heights City School District, Cuyahoga County, Ohio,         12/11 at 100.00         Aaa          1,992,900
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26

        1,000   Hilliard City School District, Ohio, General Obligation School        12/10 at 101.00         AAA          1,075,790
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24

        2,000   Lakota Local School District, County of Butler, Ohio, School           6/11 at 100.00         Aaa          2,015,540
                 Improvement and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/26

        1,750   London City School District, Ohio, General Obligation School          12/11 at 100.00         Aaa          1,735,703
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29

        2,500   Louisville City School District, Ohio, General Obligation Bonds,      12/11 at 100.00         Aaa          2,479,575
                 Series 2001, 5.000%, 12/01/29

        2,335   Milford Exempted Village School District, Ohio, General Obligation    12/11 at 100.00         Aaa          2,347,049
                 Bonds, Series 2001, 5.125%, 12/01/30

        1,260   Morgan Local School District, Counties of Morgan, Muskingum and       12/10 at 101.00         AA-          1,359,275
                 Washington, Ohio, School Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 2000, 5.750%, 12/01/22

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General Obligation - Unlimited Tax):
          650    9.750%, 12/01/03                                                        No Opt. Call         AAA            719,583
          715    9.700%, 12/01/04                                                        No Opt. Call         AAA            841,176

        2,720   Pickerington Local School District, Fairfield and Franklin Counties,  12/11 at 100.00         AAA          2,698,566
                 Ohio, General Obligation School Facilities Construction and
                 Improvement Bonds, Series 2001, 5.000%, 12/01/28

        1,500   Plain Local School District, Franklin and Licking Counties, Ohio,     12/10 at 100.00         Aaa          1,717,095
                 Various Purpose Bonds, Series 2000, 6.000%, 12/01/20

        1,100   Plain Local School District, Franklin and Licking Counties, Ohio,      6/12 at 100.00         Aaa          1,201,640
                 Various Purpose Bonds, Series 2002 (General Obligation - Unlimited
                 Tax), 5.500%, 12/01/17

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,          12/11 at 100.00         AAA          1,436,894
                 5.000%, 12/01/27

        2,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996          7/06 at 101.50          A-          2,037,680
                 (General Obligation), 5.400%, 7/01/25

        1,000   Revere Local School District, Ohio, School Improvement Bonds,         12/03 at 102.00         AAA          1,069,510
                 Series 1993 (General Obligation - Unlimited Tax), 6.000%, 12/01/16

        2,830   Springfield Township, Hamilton County, Ohio, Various Purpose Bonds    12/11 at 100.00         Aa3          2,871,516
                 (General Obligation - Limited Tax), Series 2002, 5.250%, 12/01/27

        2,000   City of Strongsville, Ohio, General Obligation Bonds, Series 2001,    12/11 at 100.00         Aaa          2,021,420
                 5.000%, 12/01/21

           70   City of Strongsville, Ohio, Various Purpose Improvement Bonds,        12/06 at 102.00         Aa2             76,966
                 Series 1996 (General Obligation - Limited Tax), 5.950%, 12/01/21

        1,135   City of Toledo, Ohio, Various Purpose Improvement Bonds (General         No Opt. Call         AAA          1,216,675
                 Obligation - Limited Tax), Series 1994, 7.000%, 12/01/03

        1,000   Upper Arlington City School District, Ohio, General Obligation        12/06 at 101.00         AAA          1,016,420
                 Improvement Bonds, Series 1996, 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, County of Warren,    12/06 at 101.00         AAA          2,132,520
                 Ohio, School Improvement Bonds, Series 1996 (General
                 Obligation - Unlimited Tax), 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District, Ohio,        12/05 at 100.00         AAA          3,277,830
                 School Improvement Bonds, Series 1995 (General
                 Obligation - Unlimited Tax), 6.000%, 12/01/18

        2,000   Westerville City School District, Franklin and Delaware Counties,      6/11 at 100.00         AAA          1,988,780
                 Ohio, General Obligation Various Purpose Bonds,
                 Series 2001, 5.000%, 12/01/27

        1,000   City of Westlake, Ohio, Various Purpose Improvement and Refunding     12/08 at 101.00         Aaa          1,077,210
                 Bonds (General Obligation), Series 1997, 5.550%, 12/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.7%

        1,250   City of Columbus, Ohio, Tax Increment Financing Bonds, Series 1999     6/09 at 101.00         AAA          1,233,175
                 (Easton Project), 4.875%, 12/01/24

        7,000   County of Hamilton, Ohio, Sales Tax Bonds, Subordinate Series B,         No Opt. Call         Aaa          1,708,490
                 0.000%, 12/01/28


45

                              Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                    Portfolio of Investments July 31, 2002


   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Bonds, Series 2001B Refunding:
$       1,000    5.500%, 10/01/15                                                      4/12 at 100.00         AAA         $1,104,440
        1,000    5.500%, 10/01/17                                                      4/12 at 100.00         AAA          1,089,490

          680   State of Ohio, Department of Transportation, Certificates of          10/02 at 100.00          AA            681,863
                 Participation (Rickenbacker Port Authority Improvements),
                 6.125%, 4/15/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.3%

          500   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Online           4/03 at 100.00         N/R            504,090
                 Computer Library Center, Inc. Project), 6.000%, 4/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.8%

                City of Cleveland, Ohio, Airport System Revenue Bonds,
                Series 2000A:
        1,780    5.250%, 1/01/16                                                       1/10 at 101.00         AAA          1,884,753
        3,000    5.000%, 1/01/31                                                       1/10 at 101.00         AAA          2,966,220

        3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue Bonds,   9/06 at 102.00         AAA          3,543,910
                 Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Ohio, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
          830    5.950%, 1/01/08 (Alternative Minimum Tax)                             1/04 at 102.00         AAA            871,500
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax)                             1/04 at 102.00         AAA          1,043,960

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,      2/08 at 102.00         BB+          1,164,510
                 Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc. - Guarantors), 5.625%, 2/01/18

        2,000   State of Ohio, Turnpike Revenue Bonds, Issued by the Ohio Turnpike       No Opt. Call         AAA          2,227,760
                 Commission, 1998 Series A, 5.500%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.1%

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage Revenue   11/04 at 102.00         AAA          2,272,360
                 Bonds, Series 1994A, 7.000%, 11/15/24 (Pre-refunded to 11/15/04)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/06 at 102.00         AAA          4,453,733
                 Revenue Bonds, 1st Mortgage Series 1996-H, 5.750%, 1/01/26
                 (Pre-refunded to 1/01/06)

        1,950   City School District of Columbus, Franklin County, Ohio, School       12/02 at 102.00         AAA          2,023,262
                 Building Renovation and Improvement Bonds, Series 1992
                 (General Obligation - Unlimited Tax), 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

        1,000   Dublin City School District, Franklin, Delaware and Union Counties,   12/02 at 102.00         AAA          1,036,080
                 Ohio, Various Purpose School Building Construction and
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

        2,240   County of Franklin, Ohio, First Mortgage Revenue Bonds, Series 1979   12/02 at 103.00         AAA          2,591,994
                 (Online Computer Library Center, Inc. Project), 7.500%, 6/01/09

        3,250   City of Garfield Heights, Ohio, Hospital Improvement and Refunding    11/02 at 102.00      Aa3***          3,363,880
                 Revenue Bonds, Series 1992B (Marymount Hospital Project),
                 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        1,505   Greater Cleveland Regional Transit Authority, Ohio, General           12/06 at 101.00         Aaa          1,706,896
                 Obligation Capital Improvement Bonds, Series 1996,
                 5.650%, 12/01/16 (Pre-refunded to 12/01/06)

        2,100   Lakota Local School District, County of Butler, Ohio, School          12/05 at 100.00         AAA          2,371,110
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,000   City of Newark, Ohio, Water System Improvement Bonds (General         12/03 at 102.00         AAA          1,079,070
                 Obligation - Limited Tax), 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/03)

        1,000   Ohio Building Authority, State Facilities Bonds (Juvenile             10/02 at 102.00       AA***          1,027,690
                 Correctional Building Fund Projects), 1992 Series B,
                 6.000%, 10/01/12 (Pre-refunded to 10/01/02)

        3,000   Ohio Building Authority, State Facilities Bonds (Adult Correctional   10/03 at 102.00       AA***          3,219,420
                 Building Fund Projects), 1993 Series A, 6.125%, 10/01/12
                 (Pre-refunded to 10/01/03)

        2,400   Ohio Higher Educational Facility Commission, Higher Educational       12/03 at 102.00         AAA          2,608,704
                 Facility Mortgage Revenue Bonds (University of Dayton 1992
                 Project), 6.600%, 12/01/17 (Pre-refunded to 12/01/03)

        1,000   Ohio Water Development Authority, Water Development Revenue            6/05 at 102.00         AAA          1,120,300
                 Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21
                 (Pre-refunded to 6/01/05)

        1,300   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,       7/07 at 101.50       A-***          1,501,409
                 Series 1997 (General Obligation), 5.750%, 7/01/17 (Pre-refunded to 7/01/07)



46

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$       1,400   Reynoldsburg City School District, Ohio, General Obligation School    12/02 at 102.00         AAA         $1,452,136
                 Building Construction and Improvement Bonds,
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

        2,800   City of Strongsville, Ohio, Various Purpose Improvement Bonds,        12/06 at 102.00      Aa2***          3,232,376
                 Series 1996 (General Obligation - Limited Tax),
                 5.950%, 12/01/21 (Pre-refunded to 12/01/06)

        1,000   Sylvania City School District, Ohio, General Obligation Unlimited     12/05 at 101.00         AAA          1,124,010
                 Tax Bonds, Series 1995, 5.800%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.7%

        4,000   American Municipal Power Ohio, Inc., City of Wadsworth Project,        2/12 at 100.00         Aaa          4,028,600
                 Electric System Improvement Revenue Bonds, Series 2002,
                 5.000%, 2/15/22

        1,250   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,       10/02 at 102.00         AAA          1,286,763
                 1992 Series B, 6.300%, 10/15/25

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                            10/04 at 102.00         AAA          2,187,440
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                            10/04 at 102.00         AAA          4,374,880

        3,000   Ohio Air Quality Development Authority, Air Quality Development        4/07 at 102.00         AAA          3,092,100
                 Revenue Bonds (JMG Funding Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

        2,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00         N/R          1,837,200
                 Bonds (Bay Shore Power Project), Convertible Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.7%

                City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                      6/11 at 100.00         AA+          1,084,680
        6,010    5.000%, 12/01/18                                                      6/11 at 100.00         AA+          6,189,098
        3,000    5.000%, 12/01/19                                                      6/11 at 100.00         AA+          3,065,340
        1,000    5.000%, 12/01/20                                                      6/11 at 100.00         AA+          1,016,720

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage           No Opt. Call         AAA          1,094,570
                 Refunding Revenue Bonds, 1993 Series G, 5.500%, 1/01/21

        1,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/08 at 101.00         AAA            992,840
                 Revenue Bonds, 1998 Series I, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/06 at 102.00         AAA             42,194
                 Revenue Bonds, 1st Mortgage Series 1996-H, 5.750%, 1/01/26

        2,110   Hamilton County, Ohio, Sewer System Improvement Revenue Bonds,         6/10 at 101.00         AAA          2,261,413
                 The Metropolitan Sewer District of Greater Cincinnati,
                 Series 2000A, 5.750%, 12/01/25

        2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement        11/05 at 101.00         AAA          2,152,899
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        1,250   City of Oxford, Ohio, Water Supply System Mortgage Revenue            12/02 at 102.00         AAA          1,291,362
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14

        2,000   Southwest Regional Water District, Ohio, Waterworks System            12/05 at 101.00         AAA          2,203,299
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     227,645   Total Investments (cost $220,780,839) - 148.3%                                                           231,982,991
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       1,368,363
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $156,351,354
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

47

                            Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                            Portfolio of
                                    Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 22.3%

$       1,000   State of Ohio, Higher Educational Facilities Revenue Bonds            12/10 at 101.00         AAA         $1,045,580
                 (University of Dayton 2000 Project), 5.500%, 12/01/25

        2,000   Ohio Higher Educational Facilities Commission, Higher Educational     11/11 at 101.00          AA          2,015,180
                 Facility Revenue Bonds, Denison University 2001 Project,
                 5.200%, 11/01/26

        2,650   Ohio Higher Educational Facilities Commission, Ohio Northern           5/12 at 100.00          A2          2,615,417
                 University Revenue Bonds, Series 2002, 5.000%, 5/01/22

        3,150   The Student Loan Funding Corporation, Cincinnati, Ohio, Student        1/03 at 100.00           A          3,155,670
                 Loan Subordinated Revenue Refunding Bonds, Series 1992D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   The University of Cincinnati, Ohio, General Receipts Bonds,            6/11 at 101.00         AAA          2,228,780
                 Series 2001A, 5.750%, 6/01/17

        2,735   The University of Cincinnati, Ohio, General Receipts Bonds,            6/12 at 100.00          AA          2,902,081
                 Series 2002F, 5.375%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.2%

        1,300   Akron, Bath and Copley Joint Township Hospital District, Ohio,        11/03 at 102.00        Baa1          1,294,046
                 Hospital Facilities Revenue Bonds, Series 1993A (Summa
                 Health System Project), 5.500%, 11/15/13

        1,950   County of Lucas, Ohio, Hospital Revenue Bonds, Series 1999            11/09 at 101.00         AAA          1,995,650
                 (ProMedica Healthcare Obligated Group), 5.375%, 11/15/29

        2,500   County of Miami, Ohio, Hospital Facilities Revenue Refunding and       5/06 at 102.00        BBB+          2,528,575
                 Improvement Bonds, Series 1996A (Upper Valley Medical
                 Center), 6.375%, 5/15/26

                City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                Bonds, Series 1998 (The Parma Community Hospital Association):
        2,250    5.250%, 11/01/13                                                     11/08 at 101.00          A-          2,302,267
        2,000    5.375%, 11/01/29                                                     11/08 at 101.00          A-          1,907,780

        1,000   County of Richland, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00          A-          1,047,900
                 Bonds, Series 2000B (MedCentral Health System Obligated
                 Group), 6.375%, 11/15/30

        1,500   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/03 at 102.00        Baa1          1,540,500
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.6%

        1,790   Lucas Northgate Housing Development Corporation, Ohio, Mortgage        1/04 at 102.00         Aaa          1,840,961
                 Revenue Refunding Bonds, Series 1999A (FHA-Insured Mortgage
                 Loan - Northgate Apartments Section 8 Assisted Project),
                 5.950%, 7/01/19

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage, Asbury Woods        4/11 at 102.00         Aa2          2,943,017
                 Project, Series 2001A, 5.450%, 4/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 13.2%

        2,065   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          2,163,562
                 2000 Series C, Mortgage-Backed Securities Program,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

        2,495   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          2,669,725
                 2000 Series D, Mortgage-Backed Securities Program,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,050   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          2,185,075
                 2000 Series F, Mortgage-Backed Securities Program,
                 5.625%, 9/01/16

        1,215   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       3/12 at 100.00         Aaa          1,227,065
                 GNMA Mortgage-Backed Securities Program, 2002 Series D,
                 5.400%, 9/01/34 (Alternative Minimum Tax)


48

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 4.7%

$       1,000   County of Franklin, Ohio, Healthcare Facilities Revenue Bonds,         7/11 at 101.00         N/R         $1,005,560
                 Series 2001A, Ohio Presbyterian Retirement Services,
                 7.125%, 7/01/29

        1,970   County of Hamilton, Ohio, Healthcare Facilities Improvement Revenue   10/08 at 102.00        BBB+          1,961,962
                 Bonds, Series 1999A (Twin Towers), 5.750%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 38.2%

        2,440   Bay Village City School District, Ohio, School Improvement Bonds      12/10 at 100.00         Aa2          2,428,190
                 (General Obligation - Unlimited Tax), Series 2001,
                 5.000%, 12/01/25

        1,000   City of Centerville, Ohio, Capital Facilities Improvement Bonds       12/11 at 100.00         Aa3          1,008,120
                 (General Obligation - Limited Tax), Series 2001, 5.125%, 12/01/26

                Jackson City School District, County of Jackson, Ohio, School
                Improvement Bonds (General Obligation - Unlimited Tax), Series
                2001:
          880    5.500%, 12/01/22                                                      6/11 at 100.00         Aaa            929,377
          935    5.500%, 12/01/23                                                      6/11 at 100.00         Aaa            983,321

        2,000   Lakota Local School District, County of Butler, Ohio, School           6/11 at 100.00         Aaa          2,015,540
                 Improvement and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/26

        2,000   Medina City School District, Medina County, Ohio, School Building     12/09 at 100.00         AAA          2,027,300
                 Construction Bonds (General Obligation - Unlimited Tax),
                 Series 1999, 5.250%, 12/01/28

        1,000   Nordonia Hills City School District, Ohio, School Improvement Bonds,  12/10 at 101.00         AAA          1,042,820
                 Series 2000, 5.450%, 12/01/25

        1,850   Swanton Local School District, Fulton County, Ohio, General           12/11 at 101.00         AAA          1,889,091
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25

        1,275   Sycamore Community School District, County of Hamilton, Ohio,         12/09 at 101.00         AAA          1,275,344
                 School Improvement Bonds (General Obligation - Unlimited Tax),
                 Series 1999, 5.000%, 12/01/23

        2,000   Tipp City Exempted Village School District, Ohio, School Facilities    6/11 at 100.00         Aaa          1,998,520
                 Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/24

        1,485   West Chester Township, Butler County, Ohio, Various Purpose           11/11 at 101.00         Aaa          1,625,570
                 Refunding Bonds (General Obligation - Limited Tax), Series 2001,
                 5.500%, 12/01/17

        1,000   West Holmes Local School District, Ohio, School Improvement Bonds,     6/07 at 101.00         AAA          1,026,350
                 Series 1997, 5.375%, 12/01/23

        2,500   Westerville City School District, Franklin and Delaware Counties,      6/11 at 100.00         AAA          2,485,975
                 Ohio, General Obligation Various Purpose Bonds, Series 2001,
                 5.000%, 12/01/27

        2,965   City of Worthington, Franklin County, Ohio, Various Purpose Bonds     12/11 at 100.00         AA+          3,099,789
                 (General Obligation - Unlimited Tax), Series 2001,
                 5.375%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.0%

        2,000   State of Ohio, Higher Education Capital Facilities Bonds,              2/11 at 100.00         AA+          2,033,940
                 Series II-2001A, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,             8/09 at 101.00         AAA          4,550,000
                 6.000%, 8/01/16

        1,400   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin        10/10 at 101.00        BBB-          1,546,426
                  Islands Gross Receipts Tax Loan Note), Series 1999A,
                  6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.4%

        2,000   City of Cleveland, Ohio, Airport Special Revenue Bonds, Continental   12/09 at 101.00          B+          1,500,960
                 Airlines, Inc. Refunding, Series 1999, 5.700%, 12/01/19
                 (Alternative Minimum Tax)

        2,000   State of Ohio, Turnpike Revenue Bonds, Issued by Ohio Turnpike         2/11 at 100.00          AA          2,077,920
                 Commission, Series 2001A, 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds,       No Opt. Call        Baa2          1,075,570
                 Series 1992, CSX Transportation Inc. Project, 6.450%, 12/15/21


49


                              Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 18.7%

$       1,440   American Municipal Power Ohio, Inc., Electric System Improvement       2/12 at 100.00         Aaa         $1,535,069
                 Revenue Bonds (City of Wadsworth Project), Series 2002,
                 5.250%, 2/15/17

                City of Lebanon, Ohio, Electric System Mortgage Revenue Bonds,
                Series 2001:
          565    5.500%, 12/01/17                                                     12/10 at 101.00         AAA            614,545
          910    5.500%, 12/01/18                                                     12/10 at 101.00         AAA            983,164

        2,000   Ohio Air Quality Development Authority, Revenue Bonds,                 6/03 at 102.00          A3          2,035,260
                 1985 Series A (Columbus Southern Power Company Project),
                 6.250%, 12/01/20

        2,000   Ohio Air Quality Development Authority, Air Quality Development        9/05 at 102.00          A3          2,038,720
                 Revenue Refunding Bonds, 1995 Series (The Dayton Power and
                 Light Company Project), 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Air Quality Development        5/09 at 101.00         AAA          2,008,220
                 Revenue Refunding Bonds, Series C (Ohio Power Company
                 Project), 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control Revenue     12/04 at 100.00        Baa2          1,546,650
                 Refunding Bonds, Series 1999-C (Ohio Edison Company Project),
                 5.800%, 6/01/16 (Mandatory put 12/01/04)

        1,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00         N/R            918,600
                 Bonds, Bay Shore Power Project, Convertible Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        1,700   City of Cincinnati, Ohio, Water System Revenue Bonds,                  6/11 at 100.00         AA+          1,736,211
                 Series 2001, 5.125%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------

$      90,350   Total Investments (cost $90,260,616) - 148.1%                                                             92,612,915
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                         935,018
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $62,547,933
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

50

                            Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
                            Portfolio of
                                       Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 6.7%

$       3,000   State of Ohio, Sewage and Solid Waste Disposal Facilities Revenue     11/11 at 100.00          A+         $3,013,980
                 Bonds, Anheuser-Busch Project, Series 2001, 5.500%, 11/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.9%

        2,050   Ohio Higher Educational Facilities Commission, Higher Education       12/11 at 100.00          A3          2,211,991
                 Facility Revenue Bonds, Wittenberg University Project,
                 Series 2001, 5.500%, 12/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 28.3%

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,           No Opt. Call        Baa1          2,019,720
                 Hospital Facilities Revenue Bonds, Series 1998A (Summa
                 Health System Project), 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/12 at 101.00           A          1,006,970
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Improvement and Refunding Revenue       10/11 at 101.00         AA-          1,867,945
                 Bonds, Catholic Healthcare Partners, Series 2001A,
                 5.400%, 10/01/21

        2,000   City of Parma, Ohio, Hospital Improvement and Refunding Revenue       11/08 at 101.00          A-          1,907,780
                 Bonds, Series 1998 (The Parma Community Hospital
                 Association), 5.375%, 11/01/29

        2,000   County of Richland, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00          A-          2,095,800
                 Bonds, Series 2000B, MedCentral Health System Obligated
                 Group, 6.375%, 11/15/30

        3,670   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,        10/11 at 101.00          AA          3,867,152
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3%

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue         5/12 at 102.00         Aaa          1,030,500
                 Bonds, Agler Project, GNMA Collateralized Series 2002A,
                 5.550%, 5/20/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.6%

        2,850   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       9/10 at 100.00         Aaa          2,879,469
                 Mortgage-Backed Securities Program, Series 2001A,
                 5.500%, 9/01/34 (Alternative Minimum Tax)

        1,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       3/12 at 100.00         Aaa          1,009,930
                 GNMA Mortgage-Backed Securities Program, Series 2002D,
                 5.400%, 9/01/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.3%

        2,000   County of Hamilton, Ohio, Healthcare Facilities Improvement Revenue   10/08 at 102.00        BBB+          1,957,140
                 Bonds, Series 1999A (Twin Towers), 5.800%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 49.4%

        1,860   Fairfield City School District, Ohio, General Obligation Bonds,       12/11 at 100.00         AAA          1,966,094
                 Series 2001 Refunding, 5.375%, 12/01/19

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General           12/11 at 100.00         Aaa          1,021,510
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21

        2,000   Hamilton Local School District, Franklin County, Ohio, School         12/11 at 100.00         AAA          1,984,240
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 12/01/28

                Lebanon City School District, Warren County, Ohio, General
                Obligation Bonds, Series 2001:
        4,000    5.500%, 12/01/21                                                     12/11 at 100.00         AAA          4,228,400
        2,000    5.000%, 12/01/29                                                     12/11 at 100.00         AAA          1,983,660

        2,420   Lorain County, Ohio, Justice Center Bonds (General Obligation -       12/12 at 100.00         Aaa          2,555,544
                 Limited Tax), Series 2002, 5.500%, 12/01/22

        1,000   Medina City School District, Medina County, Ohio, School Building     12/09 at 100.00         AAA          1,013,650
                 Construction Bonds, Series 1999 (General Obligation - Unlimited
                 Tax), 5.250%, 12/01/28


51

                              Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       3,000   Milford Exempted Village School District, Ohio, General Obligation    12/11 at 100.00         Aaa         $3,015,480
                 Bonds, Series 2001, 5.125%, 12/01/30

        1,000   State of Ohio, Full Faith and Credit Common School Capital Facilities  9/11 at 100.00         AA+          1,011,260
                 General Obligation Bonds, Series 2001B, 5.000%, 9/15/21

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,
                 5.000%, 12/01/25                                                     12/11 at 100.00         AAA          1,955,845

        1,500   City of Strongsville, Ohio, General Obligation Bonds, Series 2001,    12/11 at 100.00         Aaa          1,516,065
                 5.000%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.9%

        1,700   City of Hamilton, Butler County, Ohio, One Renaissance Center         11/11 at 101.00         Aaa          1,693,948
                 Acquisition Bonds (General Obligation - Limited Tax), Series 2001,
                 5.000%, 11/01/26

        1,000   Puerto Rico Highway and Transportation Authority, Transportation       7/12 at 100.00           A          1,078,720
                 Revenue Bonds, Series E Refunding, 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre      12/11 at 100.00         AAA          1,044,820
                 Project, Series 2001, 5.500%, 12/01/26

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin        10/10 at 101.00        BBB-          1,104,590
                 Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.0%

        3,495   City of Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,   1/10 at 101.00         AAA          3,648,186
                 5.250%, 1/01/18

        2,000   State of Ohio, Turnpike Revenue Bonds, Issued by the Ohio Turnpike       No Opt. Call         AAA          2,227,760
                 Commission, 1998 Series A, 5.500%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.1%

        2,500   Ohio Air Quality Development Authority, Air Quality Development        5/09 at 101.00         AAA          2,510,275
                 Revenue Refunding Bonds (Ohio Power Company Project),
                 Series C, 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control Revenue     12/04 at 100.00        Baa2          1,546,650
                 Refunding Bonds (Ohio Edison Company Project), Series 1999-C,
                 5.800%,  6/01/16 (Mandatory put 12/01/04)

        2,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00         N/R          1,837,200
                 Bonds, Bay Shore Power Project, Convertible Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.0%

        3,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding          1/08 at 101.00         AAA          2,997,960
                 Revenue Bonds, 1998 Series I, 5.000%, 1/01/23

        1,500   Ohio Water Development Authority, Water Development Revenue           12/11 at 100.00         AAA          1,516,066
                 Bonds, Fresh Water Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      66,855   Total Investments (cost $67,167,728) - 151.5%                                                             68,326,300
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                         746,809
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $45,073,109
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

52

                              Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
                              Portfolio of
                                      Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 20.0%

$       1,125   Ohio Higher Educational Facilities Commission, Northern University     5/12 at 100.00          A2         $1,239,120
                 Revenue Bonds, Series 2002, 5.750%, 5/01/16

        2,000   Ohio Higher Educational Facilities Commission, Case Western           10/12 at 100.00          AA          2,110,620
                 Reserve University, Revenue Bonds, Series 2002B,
                 5.500%, 10/01/22

        1,000   Ohio State University, General Receipts Bonds, Series 1999A,          12/09 at 101.00          AA          1,069,920
                 5.800%, 12/01/29

        1,000   Ohio State University, General Receipts Bonds, Series 2002,           12/12 at 100.00          AA          1,002,400
                 5.125%, 12/01/31

        1,000   University of Cincinnati, Ohio, General Receipts Bonds, Series 2001A,  6/11 at 101.00         AAA            990,130
                 5.000%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 26.3%

        1,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,           No Opt. Call        Baa1          1,009,860
                 Hospital Facilities Revenue Bonds, Series 1998A (Summa Health
                 System Project), 5.000%, 11/15/08

        1,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Health    2/03 at 102.00         Aa3          1,029,320
                 Cleveland, Inc. (Fairview General Hospital Project), Series 1993,
                 6.300%, 8/15/15

        1,750   County of Erie, Ohio, Hospital Facilities Revenue Bonds, Firelands     8/12 at 101.00           A          1,762,198
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,425   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,         4/10 at 101.00        BBB+          1,526,004
                 Series 1999 (Kettering Medical Center Network Obligated
                 Group), 6.750%, 4/01/18

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health                9/11 at 100.00         AA-          1,087,450
                 Initiatives, Series 2001, 5.500%, 9/01/12

        1,000   City of Parma, Ohio, Hospital Improvement and Refunding Revenue       11/08 at 101.00          A-            953,890
                 Bonds, Series 1998 (The Parma Community Hospital Association),
                 5.375%, 11/01/29

        1,000   County of Richland, Ohio, Hospital Facilities Revenue Improvement     11/10 at 101.00          A-          1,047,900
                 Bonds, Series 2000B, MedCentral Health System Obligated
                 Group, 6.375%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 15.0%

        1,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          1,047,730
                 2000 Series C, Mortgage-Backed Securities Program,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,530   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          1,637,146
                 2000 Series D, Mortgage-Backed Securities Program,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

        1,985   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,       8/10 at 100.00         Aaa          2,115,792
                 2000 Series F, Mortgage-Backed Securities Program,
                 5.625%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 53.5%

          320   Bedford, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA            320,131
                 5.000%, 12/01/27

        2,000   Canal Winchester Local School District, Franklin and Fairfield        12/08 at 102.00         AAA          2,044,580
                 Counties, Ohio, School Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 1998, 5.300%, 12/01/25

        1,300   Crawford County, Ohio, General Obligation Bonds, Series 2002,         12/12 at 100.00         AAA          1,325,922
                 5.200%, 12/01/26

        1,475   Eaton City School District, Preble County, Ohio, General Obligation   12/12 at 101.00         Aaa          1,623,016
                 Bonds, Series 2002, 5.750%, 12/01/21

        2,000   Granville Exempt Village School District, Ohio, General Obligation    12/11 at 100.00         Aa3          2,074,460
                 Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Hamilton Local School District, Franklin County, Ohio, School         12/11 at 100.00         AAA            992,120
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 12/01/28

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,                12/12 at 100.00         AA-          1,041,790
                 5.375%, 12/01/22

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                  12/12 at 100.00         Aaa          1,276,083
                 5.125%, 12/01/26

        1,190   Miami East Local School District, Miami County, Ohio, General         12/12 at 100.00         AAA          1,198,461
                 Obligation Bonds, Series 2002, 5.125%, 12/01/29


53


                              Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       1,265   Monroe Local School District, Butler County, Ohio, General               No Opt. Call         Aaa         $1,436,167
                 Obligation Bonds, Series 2002, 5.750%, 12/01/20

        1,000   State of Ohio, Full Faith and Credit Common School Capital Facilities  9/11 at 100.00         AA+          1,017,910
                 General Obligation Bonds, Series 2001B, 5.000%, 9/15/20

        1,535   Pickerington Local School District, Fairfield and Franklin Counties,  12/11 at 100.00         AAA          1,596,323
                 Ohio, General Obligation School Facilities Construction and
                 Improvement Bonds, Series 2001, 5.250%, 12/01/20

        1,130   Solon, Ohio, General Obligation Bonds, Series 2002 Refunding and      12/12 at 100.00         AA+          1,171,957
                 Improvement, 5.000%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.2%

        1,250   Ohio Building Authority, State Facilities Bonds, Administration        4/12 at 100.00         AAA          1,353,650
                 Building Fund Projects, 2002 Series A, 5.500%, 4/01/18

        2,000   Puerto Rico Public Building Authority, Revenue Refunding Bonds,          No Opt. Call         AAA          2,216,280
                 Guaranteed by the Commonwealth of Puerto Rico, Series L,
                 5.500%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.4%

        1,550   State of Ohio, Turnpike Revenue Bonds, Issued by the Ohio Turnpike       No Opt. Call         AAA          1,726,514
                 Commission, 1998 Series A, 5.500%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.3%

        1,000   County of Hamilton, Ohio, Hospital Facilities Revenue Refunding        1/03 at 102.00        A***          1,039,970
                 Bonds, Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12
                 (Pre-refunded to 1/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.0%

        1,500   American Municipal Power Ohio, Inc., City of Wadsworth Project,        2/12 at 100.00         Aaa          1,599,030
                 Electric System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.7%

        1,500   Hamilton County, Ohio, Sewer System Improvement and Refunding         12/11 at 100.00         AAA          1,579,620
                 Revenue Bonds, The Metropolitan Sewer District of Greater
                 Cincinnati, 2001 Series A, 5.250%, 12/01/18

        1,500   Ohio Water Development Authority, Water Development Revenue           12/11 at 100.00         AAA          1,516,065
                 Bonds, Fresh Water Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      45,600   Total Investments (cost $46,369,861) - 149.4%                                                             47,779,529
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                         715,403
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                            $31,994,932
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

54

                              Nuveen Texas Quality Income Municipal Fund (NTX)
                              Portfolio of
                                      Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                BASIC MATERIALS - 5.5%

$       4,500   Cass County Industrial Development Corporation, Texas, Environmental   3/10 at 101.00         BBB         $4,711,185
                 Improvement Revenue Bonds, 2000 Series A (International Paper
                 Company Project), 6.600%, 3/15/24 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste        4/06 at 102.00         AA-          3,193,620
                 Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                 Project), Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5%

          690   The Children's Trust Fund, Puerto Rico, Tobacco Settlement             7/10 at 100.00         Aa3            706,022
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.2%

          205   Brazos Higher Education Authority, Inc., Texas, Student Loan             No Opt. Call         Aa2            221,431
                 Revenue Refunding Bonds, Subordinate Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        1,000   City of Georgetown, Texas, Higher Education Finance Corporation,       2/04 at 100.00         Aa3          1,028,540
                 Higher Education Revenue Bonds, Series 1994 (Southwestern
                 University Project), 6.300%, 2/15/14

        1,000   Raven Hills Higher Education Corporation, Texas, Student Housing       8/11 at 100.00         Aaa          1,008,920
                 Revenue Bonds, Cardinal Village LLC - Lamar University Project,
                 Series 2001A, 5.250%, 8/01/24

        1,445   Tyler Junior College District, Smith and Van Zanlt Counties, Texas,    8/04 at 100.00         AAA          1,539,821
                 Combined Fee Improvement Revenue and Refunding Bonds,
                 Series 1994, 5.900%, 8/15/13

        2,330   Universal City, Texas, Education Facilities Corporation, Revenue       3/11 at 102.00          A-          2,361,362
                 Bonds, Wayland Baptist University Project, Series 2001,
                 5.625%, 3/01/26

        2,000   Board of Regents of The University of Houston System, Texas,           2/05 at 100.00         AAA          2,142,800
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17

        5,000   University of North Texas Board of Regents, Financing System           4/12 at 100.00         AAA          4,918,300
                 Revenue Bonds, Series 2001, 5.000%, 4/15/24


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 8.5%

        5,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal             4/08 at 102.00         BBB          4,757,100
                 Revenue Bonds, Valero Refining and Marketing Company Project,
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste Disposal     6/08 at 102.00        Baa2          4,758,100
                 Revenue Bonds (Valero Refining and Marketing Company Project),
                 Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

        2,800   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue     4/09 at 101.00         BBB          2,702,756
                 Bonds (Valero Energy Corporation Project), Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.8%

        3,500   Abilene Health Facilities Development Corporation, Texas, Hospital     9/05 at 102.00         AAA          3,734,290
                 Revenue Refunding and Improvement Bonds (Hendrick Medical
                 Center Project), Series 1995C, 6.150%, 9/01/25

                Gregg County, Texas, Health Facilities Development Corporation,
                Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                Series 2000:
        2,000    6.875%, 10/01/20                                                     10/10 at 101.00          AA          2,290,340
        3,250    6.375%, 10/01/25                                                     10/10 at 101.00          AA          3,582,995

        1,500   Harris County, Texas, Health Facilities Development Corporation,       8/11 at 100.00          AA          1,528,305
                 Revenue Bonds, St. Luke's Episcopal Hospital, Series 2001A,
                 5.500%, 2/15/21

        2,000   Harris County, Texas, Health Facilities Development Corporation,       6/11 at 101.00          A-          2,107,280
                 Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                 Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue Bonds,         No Opt. Call          A-          3,631,413
                 Series 1992, 0.000%, 6/01/11

        2,000   North Central Texas Health Facilities Development Corporation,         5/11 at 100.00         AA-          1,923,780
                 Hospital Revenue Bonds, Baylor Healthcare System Project,
                 Series 2001A, 5.125%, 5/15/29


55


                              Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds         8/09 at 102.00         BBB         $1,783,690
                 (Campbell Health System), Series 1999, 6.250%, 8/15/19

        1,050   Tarrant County Health Facilities Development Corporation, Texas,      11/08 at 101.00          A-          1,017,366
                 Hospital Revenue Bonds, Series 1998, Adventist Health System/
                 Sunbelt Obligated Group, 5.375%, 11/15/20

        3,500   Tarrant County, Texas, Health Facilities Development Corporation,     11/10 at 101.00          A-          3,764,530
                 Hospital Revenue Bonds, Series 2000, Adventist Health System/
                 Sunbelt Obligated Group, 6.625%, 11/15/20

        2,000   Tom Green County, Texas, Health Facilities Development Corporation,    5/11 at 101.00        Baa3          2,019,560
                 Hospital Revenue Bonds, Series 2001, Shannon Health System
                 Project, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas, Hospital       7/12 at 100.00        Baa1          1,002,160
                 Revenue Bonds, Series 2001, Mother Frances Hospital Regional
                 Health Center, 6.000%, 7/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.7%

                Bexar County Housing Finance Corporation, Texas, Multifamily
                Housing Revenue Bonds, The Waters at Northern Hills Apartments
                Project, Series 2001A:
        2,000    6.000%, 8/01/31                                                       8/11 at 102.00         Aaa          2,147,500
          750    6.050%, 8/01/36                                                       8/11 at 102.00         Aaa            806,213

                Grand Prairie, Texas, Housing Finance Corporation, Multifamily
                Housing Revenue Bonds, Landings at Carrier Project, GNMA Series
                2000A:
        1,000    6.650%, 9/20/22                                                       9/10 at 105.00         AAA          1,112,550
        2,030    6.750%, 9/20/28                                                       9/10 at 105.00         AAA          2,250,458

        5,668   Houston Housing Finance Corporation, Texas, Multifamily Housing        9/11 at 105.00         Aaa          6,219,270
                 Revenue Bonds, RRG Apartments Project, GNMA
                 Collateralized Mortgage, Series 2001, 6.250%, 9/20/35


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

          580   Baytown Housing Finance Corporation, Texas, Single Family              9/02 at 103.00         Aa2            583,381
                 Mortgage Revenue Refunding Bonds, Series 1992-A,
                 8.500%, 9/01/11 (Pre-refunded to 9/01/02)

        2,800   El Paso Housing Finance Corporation, Texas, Single Family Mortgage     4/11 at 106.75         AAA          3,058,104
                 Revenue Bonds, Series 2001A-3, 6.180%, 4/01/33

          415   City of Galveston Property Finance Authority, Inc., Texas, Single      9/02 at 102.00          A3            428,616
                 Family Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        1,070   The Harrison County Finance Corporation, Texas, Single Family         12/02 at 102.00          A1          1,097,499
                 Mortgage Revenue Refunding Bonds, Series 1991,
                 8.875%, 12/01/11

          730   Houston Housing Finance Corporation, Texas, Single Family              6/03 at 102.00         AAA            743,425
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 5.950%, 12/01/10

          450   Port Arthur Housing Finance Corporation, Texas, Single Family          9/02 at 103.00          A2            465,710
                 Mortgage Revenue Refunding Bonds, Series 1992,
                 8.700%, 3/01/12

        2,215   Texas Department of Housing and Community Affairs, Single Family       9/06 at 102.00         AAA          2,350,159
                 Mortgage Revenue Bonds, 1996 Series E, 6.000%, 9/01/17

        3,000   Texas Department of Housing and Community Affairs, Single Family       3/12 at 100.00         AAA          3,030,930
                 Mortgage Bonds, 2002 Series B, 5.550%, 3/01/34
                 (Alternative Minimum Tax)

          460   Victoria Housing Finance Corporation, Texas, Single Family Mortgage      No Opt. Call         Aaa            470,644
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.0%

                Bell County Health Facilities Development Corporation, Texas,
                Retirement Facility Revenue Bonds (Buckner Retirement Services,
                Inc. Obligated Group Project), Series 1998:
        3,400    5.250%, 11/15/19                                                     11/08 at 101.00          A-          3,294,226
        5,000    5.250%, 11/15/28                                                     11/08 at 101.00          A-          4,646,750

        2,000   Tarrant County Health Facilities Development Corporation, Texas,       1/08 at 105.00         AAA          2,153,180
                 Tax-Exempt Mortgage Revenue Bonds (South Central Nursing
                 Homes, Inc. Project), Series 1997A, 6.000%, 1/01/37


56

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 29.5%

$       4,130   Coppell Independent School District, Dallas County, Texas,              8/09 at 75.34         AAA         $2,256,095
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14

        1,450   Donna Independent School District, Hidalgo County, Texas,              2/11 at 100.00         AAA          1,627,335
                 Unlimited Tax School Building Bonds, Series 2000,
                 6.000%, 2/15/17

        1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,        2/12 at 100.00         AAA          1,751,943
                 5.000%, 2/15/21

        2,000   Harlingen Consolidated Independent School District, Cameron County,    8/09 at 100.00         AAA          2,079,300
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 5.650%, 8/15/29

        2,000   Harris County, Texas, Tax and Revenue Certificates of Obligation,      8/11 at 100.00         AA+          1,965,200
                 Series 2001, 5.000%, 8/15/27

        2,600   Klein Independent School District, Harris County, Texas, Unlimited     8/09 at 100.00         AAA          2,654,626
                 Tax Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        1,500   Lake Dallas Independent School District, Denton County, Texas,         8/11 at 100.00         Aaa          1,463,520
                 General Obligation Building Bonds, Series 2001, 5.000%, 8/15/30

        5,220   Leander Independent School District, Williamson and Travis Counties,    8/09 at 46.74         AAA          1,751,362
                 Texas, Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 0.000%, 8/15/21

        1,545   Montgomery County (a political subdivision of the state of Texas),      9/07 at 72.39         AAA            878,348
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

        2,000   Northside Independent School District, Bexar County, Texas,            8/10 at 100.00         AAA          2,138,520
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Commonwealth of Puerto Rico, Public Improvement General                  No Opt. Call          A-            532,510
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,825   Socorro Independent School District, El Paso County, Texas,            2/06 at 100.00         Aaa          1,921,689
                 General Obligation Bonds, Series 1996, 5.750%, 2/15/21

        1,440   South Texas Community College District, General Obligation Bonds,      8/12 at 100.00         AAA          1,561,925
                 Series 2002, 5.500%, 8/15/17

        2,000   State of Texas, General Obligation Bonds, Veterans Land Board,        12/04 at 100.00         Aa1          2,132,320
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, General Obligation Bonds, Veterans Housing            12/03 at 102.00         Aa1          3,666,629
                 Assistance Program Fund, Series 1993, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        2,000   State of Texas, General Obligation Bonds, Water Financial              8/11 at 100.00         Aa1          2,027,920
                 Assistance and Refunding Bonds, Series 2001, 5.250%, 8/01/23

        1,500   State of Texas, General Obligation Bonds, Public Finance Authority,   10/12 at 100.00         Aa1          1,541,445
                 Series 2002 Refunding, 5.000%, 10/01/18

        1,795   United Independent School District, Webb County, Texas, Unlimited      8/12 at 100.00         AAA          1,902,108
                 Tax School Building Bonds, Series 2000, 5.375%, 8/15/18

        5,290   Weslaco Independent School District, Hidalgo County, Texas, General    2/10 at 100.00         Aaa          5,449,282
                 School Building Obligation Bonds, Series 2000, 5.500%, 2/15/25

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/22                                                        8/13 at 61.20         AAA            326,790
        1,000    0.000%, 8/15/23                                                        8/13 at 57.95         AAA            305,280
        1,000    0.000%, 8/15/24                                                        8/13 at 54.88         AAA            284,240

        1,800   Williamson County, Texas, General Obligation Road Bonds,               2/12 at 100.00         AAA          1,960,902
                Series 2002, 5.500%, 2/15/16


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.1%

        4,500   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien Revenue   11/09 at 100.00         AAA          4,751,280
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue    11/11 at 100.00         AAA          2,283,683
                 Bonds, Series 2001G, 5.250%, 11/15/22

        1,575   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien     8/02 at 102.00         AA+          1,612,580
                 Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

        1,000   City of Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,           3/09 at 100.00         AAA          1,009,660
                 Series 2001, 5.300%, 3/15/26

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds          8/06 at 102.00         AAA          4,752,254
                 (Henry B. Gonzalez Convention Center Project), 5.700%, 8/15/26


57


                              Nuveen Texas Quality Income Municipal Fund (NTX) (continued)
                                    Portfolio of Investments July 31, 2002

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 9.3%

$       3,005   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue   12/02 at 100.00         BB-         $2,478,855
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        5,020   Dallas-Fort Worth International Airport Facility Improvement          11/02 at 102.00         AAA          5,141,082
                 Corporation, Texas, United Parcel Service, Inc. Revenue Bonds,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

        3,000   Dallas-Fort Worth International Airport Facility Improvement          11/09 at 101.00         BB-          2,088,330
                 Corporation, Texas, American Airlines, Inc. Revenue Bonds,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        1,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding          8/04 at 102.00         AAA          1,018,110
                 Bonds, Series 1994, 5.375%, 8/15/20

          220   Harris County, Texas, Toll Road Senior Lien Revenue Refunding          8/02 at 102.00         AAA            225,298
                 Bonds, Series 1992A, 6.500%, 8/15/17

          320   Harris County, Texas, Toll Road Senior Lien Revenue Refunding          8/02 at 100.00         AAA            321,376
                 Bonds, Series 1992B, 6.625%, 8/15/17

        2,000   City of Houston, Texas, Airport System Subordinate Lien Revenue        7/10 at 100.00         AAA          2,048,620
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.6%

          230   Abilene Housing Development Corporation, Texas, First Lien Revenue       No Opt. Call      N/R***            258,653
                 Bonds, Series 1978, 7.000%, 7/01/08

        1,000   Caddo Mills Independent School District, Hunt County, Texas,           2/05 at 100.00      N/R***          1,103,840
                 Unlimited Tax School Building and Refunding Bonds, Series 1995,
                 6.375%, 8/15/25 (Pre-refunded to 2/15/05)

        1,185   Fort Bend County Levee Improvement District No. 11 (a political        9/04 at 100.00         AAA          1,309,863
                 subdivision of the state of Texas), Unlimited Tax Levee Improvement
                 Bonds, Series 1994, 6.900%, 9/01/17 (Pre-refunded to 9/01/04)

        1,450   Industrial Development Corporation of the City of Galveston, Texas,    9/05 at 100.00         AAA          1,602,845
                 Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15
                 (Pre-refunded to 9/01/05)

          800   City of Laredo, Webb County, Texas, Combination Tax and Waterworks     8/04 at 100.00         AAA            862,040
                 System, Revenue Certificates of Obligation, Series 1994, 5.625%,
                 8/15/11 (Pre-refunded to 8/15/04)

        1,000   North Central Texas Health Facilities Development Corporation,           No Opt. Call         AAA          1,101,030
                 Hospital Revenue Bonds (Presbyterian Healthcare System Project),
                 Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Texas, Special Facilities Revenue        No Opt. Call         AAA          3,703,625
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

          665   City of San Antonio, Texas, Water System Revenue Refunding               No Opt. Call         AAA            777,644
                 Bonds, Series 1992, 6.500%, 5/15/10

        1,500   Texas Health Facilities Development Corporation, Hospital Revenue      8/03 at 102.00         AAA          1,603,485
                 Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                 Series 1993B, 6.250%, 8/15/22 (Pre-refunded to 8/15/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.5%

        2,500   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant        4/09 at 101.00         BBB          2,052,375
                 Energy, Inc. Project), Series 1999A, 5.375%, 4/01/19

        2,000   Harris County, Texas, Health Facilities Development Corporation,       2/10 at 100.00         AAA          2,152,340
                 Thermal Utility Revenue Bonds (TECO Project), Series 2000,
                 5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Matagorda County Navigation District Number One, Texas, Pollution      7/03 at 102.00         AAA          1,574,745
                 Control Revenue Refunding Bonds (Central Power and Light
                 Company Project), Series 1993, 6.000%, 7/01/28

        2,000   Sabine River Authority of Texas, Pollution Control Revenue               No Opt. Call        BBB+          2,060,320
                 Refunding Bonds, TXU Electric Company Project, Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.0%

        3,500   City of Houston, Texas, Water and Sewer System, Junior Lien           12/12 at 100.00         AAA          3,414,320
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30

        7,000   City of Houston, Texas, Water and Sewer System, Junior Lien ,            No Opt. Call         AAA          1,678,110
                 Revenue Refunding Bonds, Series 1998A 0.000%, 12/01/27

        1,000   City of Houston, Texas, Water and Sewer System, Prior Lien            12/02 at 102.00         Aaa          1,035,720
                 Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        5,275   City of Houston, Texas, Water and Sewer System, Junior Lien           12/10 at 100.00         AAA          5,304,645
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30


58

   PRINCIPAL                                                                            OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$         800   City of Houston, Texas, Water and Sewer System, Junior Lien           12/07 at 101.00         AAA         $  813,263
                 Revenue Bonds, Series 1997A, 5.375%, 12/01/27

        3,500   City of Houston, Texas, Water and Sewer System, Junior Lien           12/11 at 100.00         AAA          3,779,334
                 Revenue Bonds, Series 2001A Refunding, 5.500%, 12/01/17

        1,000   City of San Antonio, Texas, Water System Refunding Bonds, Senior       5/12 at 100.00         AAA            978,369
                 Lien Series 2002 Refunding, 5.000%, 5/15/28

        1,500   Texas Water Development Board, State Revolving Fund, Revenue           7/09 at 100.00         AAA          1,559,189
                 Bonds, Senior Lien Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     216,058   Total Investments (cost $197,725,025) - 143.7%                                                           205,930,453
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                       6,374,217
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.1)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $143,304,670
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

59

                              Statement of
                                    Assets and Liabilities July 31, 2002
                                     ARIZONA           ARIZONA           ARIZONA         MICHIGAN          MICHIGAN        MICHIGAN
                                     PREMIUM          DIVIDEND          DIVIDEND          QUALITY           PREMIUM        DIVIDEND
                                      INCOME         ADVANTAGE       ADVANTAGE 2           INCOME            INCOME       ADVANTAGE
                                       (NAZ)             (NFZ)             (NKR)            (NUM)             (NMP)           (NZW)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value               $92,270,844       $34,238,138       $54,052,898     $271,027,587      $173,669,940     $45,065,600
Cash                               1,381,152           360,115           229,362          275,955           565,926         297,008
Receivables:
   Interest                          797,093           359,793           496,968        3,442,351         2,342,879         561,726
   Investments sold                    5,051                --                --               --                --              --
Other assets                          12,243             4,765             8,684           16,641             9,873           4,271
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                94,466,383        34,962,811        54,787,912      274,762,534       176,588,618      45,928,605
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased  1,123,740                --                --               --                --              --
Accrued expenses:
   Management fees                    51,166            10,290            16,108          148,808            96,262          13,529
   Organization and offering costs        --             7,713            77,448               --                --           3,709
   Other                              73,146            46,126           102,643           88,211            97,501          85,799
Preferred share dividends payable      4,926               301             4,788           18,972             9,266           3,066
Common share dividends payable       337,481           107,744           173,743          876,057           565,902         143,069
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities            1,590,459           172,174           374,730        1,132,048           768,931         249,172
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value             $30,000,000       $12,000,000       $18,500,000     $ 94,000,000      $ 56,000,000     $16,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                 $62,875,924       $22,790,637       $35,913,182     $179,630,486      $119,819,687     $29,679,433
===================================================================================================================================
Common shares outstanding          4,411,525         1,539,195         2,413,100       11,603,427         7,699,352       2,058,543
===================================================================================================================================
Net asset value per Common
   share outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)    $     14.25       $     14.81       $     14.88     $      15.48      $      15.56     $     14.42
===================================================================================================================================
Net assets applicable to Common shares consist of:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                     $    44,115       $    15,392       $    24,131     $    116,034      $     76,994     $    20,585
Paid-in surplus                   61,241,318        21,724,930        34,181,189      162,125,563       107,561,906      29,080,493
Undistributed net investment
   income                            656,041           135,959               169        1,500,913         1,187,234         136,663
Accumulated net realized gain (loss)
   from investments                 (462,166)           58,819            13,996          657,909          (219,974)       (179,018)
Net unrealized appreciation of
   investments                     1,396,616           855,537         1,693,697       15,230,067        11,213,527         620,710
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                        $62,875,924       $22,790,637       $35,913,182     $179,630,486      $119,819,687     $29,679,433
===================================================================================================================================
Authorized shares:
   Common                        200,000,000         Unlimited         Unlimited      200,000,000       200,000,000       Unlimited
   Preferred                       1,000,000         Unlimited         Unlimited        1,000,000         1,000,000       Unlimited
===================================================================================================================================


                                 See accompanying notes to financial statements.

60

                                                          OHIO              OHIO             OHIO              OHIO           TEXAS
                                                       QUALITY          DIVIDEND         DIVIDEND          DIVIDEND         QUALITY
                                                        INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3          INCOME
                                                         (NUO)             (NXI)            (NBJ)             (NVJ)           (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                $231,982,991       $92,612,915      $68,326,300       $47,779,529    $205,930,453
Cash                                                   576,659           100,632          225,618           101,171       1,028,991
Receivables:
   Interest                                          2,833,661         1,239,509          832,394           654,453       3,507,569
   Investments sold                                         --                --               --           286,560       2,800,000
Other assets                                            20,741             9,069            4,076             8,347          18,466
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 235,414,052        93,962,125       69,388,388        48,830,060     213,285,479
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                    1,004,310                --               --                --              --
Accrued expenses:
   Management fees                                     127,296            27,731           20,453            14,367         116,178
   Organization and offering costs                          --             2,237            3,709            69,800              --
   Other                                               161,132            68,707           74,336            93,092         104,967
Preferred share dividends payable                       10,032             7,725            1,971               405          12,117
Common share dividends payable                         759,928           307,792          214,810           157,464         747,547
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              2,062,698           414,192          315,279           335,128         980,809
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value            $ 77,000,000       $31,000,000      $24,000,000       $16,500,000    $ 69,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                                  $156,351,354       $62,547,933      $45,073,109       $31,994,932    $143,304,670
===================================================================================================================================
Common shares outstanding                            9,558,840         4,216,333        3,113,188         2,157,035       9,462,622
===================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)                     $      16.36       $     14.83      $     14.48       $     14.83    $      15.14
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $     95,588       $    42,163      $    31,132       $    21,570    $     94,626
Paid-in surplus                                    144,524,428        59,773,648       44,064,338        30,543,573     134,097,525
Undistributed net investment income                  1,162,184           410,424          244,181            31,471       1,424,229
Accumulated net realized gain (loss)
   from investments                                   (632,998)          (30,601)        (425,114)          (11,350)       (517,138)
Net unrealized appreciation of
   investments                                      11,202,152         2,352,299        1,158,572         1,409,668       8,205,428
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                                         $156,351,354       $62,547,933      $45,073,109       $31,994,932    $143,304,670
===================================================================================================================================
Authorized shares:
   Common                                          200,000,000         Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                         1,000,000         Unlimited        Unlimited         Unlimited       Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

61

                              Statement of
                                    Operations Year Ended July 31, 2002
                                     ARIZONA           ARIZONA           ARIZONA         MICHIGAN          MICHIGAN        MICHIGAN
                                     PREMIUM          DIVIDEND          DIVIDEND          QUALITY           PREMIUM        DIVIDEND
                                      INCOME         ADVANTAGE       ADVANTAGE 2           INCOME            INCOME       ADVANTAGE
                                       (NAZ)             (NFZ)            (NKR)*            (NUM)             (NMP)         (NZW)**
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                $ 5,524,613        $1,803,947          $663,637      $15,085,775        $9,529,327      $1,781,072
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                      606,648           222,245           101,287        1,735,102         1,125,400         231,098
Preferred shares - auction fees       75,000            30,000             9,630          235,000           140,000          28,274
Preferred shares - dividend
  disbursing agent fees               10,000            10,000             2,082           20,000            20,000           7,069
Shareholders' servicing agent
  fees and expenses                    9,378               863               454           42,969            33,397           1,093
Custodian's fees and expenses         35,672            24,693            13,512           77,921            44,462          25,831
Directors'/Trustees' fees
  and expenses                         1,560               410               372            3,121             2,244             795
Professional fees                     10,675             7,649             7,152           13,169            11,240          13,291
Shareholders' reports - printing
  and mailing expenses                15,633             7,178             5,522           38,689            34,883          15,997
Stock exchange listing fees           16,480               130                --           18,140            16,457             175
Investor relations expense            13,495             5,639                --           43,248            27,814           1,431
Other expenses                        12,844             4,878               933           26,369            15,402           1,461
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement  807,385           313,685           140,944        2,253,728         1,471,299         326,515
   Custodian fee credit               (9,136)           (4,165)           (2,918)         (10,200)          (11,825)         (2,820)
   Expense reimbursement                  --          (102,574)          (46,748)              --                --        (106,195)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                         798,249           206,946            91,278        2,243,528         1,459,474         217,500
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income              4,726,364         1,597,001           572,359       12,842,247         8,069,853       1,563,572
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss)
   from investments                 (462,165)          148,987            13,996        1,255,918           509,493        (179,018)
Change in net unrealized
   appreciation (depreciation)
   of investments                 (2,058,272)          425,309         1,693,697          580,210           764,121         620,710
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments  (2,520,437)          574,296         1,707,693        1,836,128         1,273,614         441,692
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income          (414,197)         (175,122)          (51,112)      (1,264,782)         (820,275)       (139,482)
From accumulated net realized
   gains from investments            (51,989)           (4,730)               --         (279,535)               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Preferred shareholders        (466,186)         (179,852)          (51,112)      (1,544,317)         (820,275)       (139,482)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations               $ 1,739,741        $1,991,445        $2,228,940      $13,134,058        $8,523,192      $1,865,782
===================================================================================================================================


*    For the period March 26, 2002 (commencement of operations) through July 31,
     2002.

**   For the period September 25, 2001 (commencement of operations) through July
     31, 2002.


                                  See accompanying notes to financial statements

62

                                                          OHIO              OHIO             OHIO              OHIO           TEXAS
                                                       QUALITY          DIVIDEND         DIVIDEND          DIVIDEND         QUALITY
                                                        INCOME         ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3          INCOME
                                                         (NUO)             (NXI)           (NBJ)*           (NVJ)**           (NTX)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $12,818,107        $4,927,791       $2,709,697        $  629,248     $12,246,049
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      1,484,180           600,324          349,235            90,703       1,360,131
Preferred shares - auction fees                        192,500            77,500           42,410             8,589         172,500
Preferred shares - dividend
   disbursing agent fees                                30,000            10,000            7,069             2,082          20,000
Shareholders' servicing agent
   fees and expenses                                    45,503             2,222            1,303             1,070          20,957
Custodian's fees and expenses                           56,622            33,744           29,069            13,673          62,495
Directors'/Trustees' fees and expenses                   2,851             1,388              977               415           2,567
Professional fees                                       12,319             9,421           13,417             7,139          14,959
Shareholders' reports - printing
   and mailing expenses                                 42,730            13,666           12,573             4,414          29,305
Stock exchange listing fees                             11,705               358              298                --          16,456
Investor relations expense                              36,200             5,044            2,283                --          28,327
Other expenses                                          17,769             9,755            1,592             1,269          15,415
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                  1,932,379           763,422          460,226           129,354       1,743,112
   Custodian fee credit                                (28,276)           (6,889)          (4,609)           (3,142)        (18,559)
   Expense reimbursement                                   --           (277,072)        (160,478)          (41,863)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         1,904,103           479,461          295,139            84,349       1,724,553
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                               10,914,004         4,448,330        2,414,558           544,899      10,521,496
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments            1,127,600           (10,990)        (425,114)          (11,350)       (267,356)
Change in net unrealized appreciation
   (depreciation) of investments                       387,460           836,808        1,158,572         1,409,668           1,647
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     1,515,060           825,818          733,458         1,398,318        (265,709)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                          (1,205,443)         (508,862)        (237,497)          (41,042)       (919,736)
From accumulated net realized
   gains from investments                                   --                --               --                --        (197,372)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Preferred shareholders                        (1,205,443)         (508,862)        (237,497)          (41,042)     (1,117,108)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                $11,223,621        $4,765,286       $2,910,519        $1,902,175     $ 9,138,679
===================================================================================================================================

*    For the period September 26, 2001 (commencement of operations) through July
     31, 2002.

**   For the period March 27, 2002 (commencement of operations) through July 31,
     2002.

                                 See accompanying notes to financial statements.

63

                              Statement of
                                    Changes in Net Assets
                                              ARIZONA                           ARIZONA                            ARIZONA
                                       PREMIUM INCOME (NAZ)             DIVIDEND ADVANTAGE (NFZ)         DIVIDEND ADVANTAGE 2 (NKR)
                                   ---------------------------        ----------------------------       --------------------------
                                                                                           FOR THE                          FOR THE
                                                                                    PERIOD 1/31/01                   PERIOD 3/26/02
                                                                                     (COMMENCEMENT                    (COMMENCEMENT
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED    OF OPERATIONS)                   OF OPERATIONS)
                                      7/31/02          7/31/01           7/31/02   THROUGH 7/31/01                  THROUGH 7/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,726,364      $ 4,754,581       $ 1,597,001        $  668,042                       $  572,359
Net realized gain (loss)
   from investments                  (462,165)         574,900           148,987           (64,221)                          13,996
Change in net unrealized appreciation
   (depreciation) of investments   (2,058,272)       1,610,292           425,309           432,476                        1,693,697
Distributions to Preferred Shareholders:
   From net investment income        (414,197)      (1,026,132)         (175,122)         (126,749)                         (51,112)
   From accumulated net realized gains
     from investments                 (51,989)          (7,956)           (4,730)               --                               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations    1,739,741        5,905,685         1,991,445           909,548                        2,228,940
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (3,884,716)      (3,620,798)       (1,291,796)         (537,665)                        (521,078)
From accumulated net realized gains
   from investments                  (182,992)         (26,704)          (21,217)               --                               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (4,067,708)      (3,647,502)       (1,313,013)         (537,665)                        (521,078)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --        21,858,485                       34,379,475
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    344,887          314,009            39,766             4,296                           16,872
Preferred shares offering costs            --               --                --          (262,500)                        (291,302)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                 344,887          314,009            39,766        21,600,281                       34,105,045
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (1,983,080)       2,572,192           718,198        21,972,164                       35,812,907
Net assets applicable to Common
   shares at the beginning
   of period                       64,859,004       62,286,812        22,072,439           100,275                          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $62,875,924      $64,859,004       $22,790,637       $22,072,439                      $35,913,182
===================================================================================================================================
Undistributed net investment
   income at the end of period    $   656,041      $   228,590       $   135,959       $     3,628                      $       169
===================================================================================================================================

                                 See accompanying notes to financial statements.

64

                                           MICHIGAN                            MICHIGAN                             MICHIGAN
                                      QUALITY INCOME (NUM)                PREMIUM INCOME (NMP)              DIVIDEND ADVANTAGE (NZW)
                                   ---------------------------        ----------------------------          -----------------------
                                                                                                                            FOR THE
                                                                                                                     PERIOD 9/25/01
                                                                                                                      (COMMENCEMENT
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED                   OF OPERATIONS)
                                      7/31/02          7/31/01           7/31/02           7/31/01                  THROUGH 7/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 12,842,247     $ 13,395,664       $ 8,069,853       $ 8,237,452                      $ 1,563,572
Net realized gain (loss)
   from investments                 1,255,918          722,430           509,493         1,000,973                         (179,018)
Change in net unrealized appreciation
   (depreciation) of investments      580,210        8,535,587           764,121         7,232,198                          620,710
Distributions to Preferred Shareholders:
   From net investment income      (1,264,782)      (3,290,957)         (820,275)       (1,952,915)                        (139,482)
   From accumulated net realized gains
     from investments                (279,535)         (73,780)               --               --                                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations   13,134,058       19,288,944         8,523,192        14,517,708                        1,865,782
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (10,352,127)     (10,158,506)       (6,545,391)       (6,298,850)                      (1,287,427)
From accumulated net realized gains
   from investments                  (863,646)        (222,220)               --                --                               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (11,215,773)     (10,380,726)       (6,545,391)       (6,298,850)                      (1,287,427)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --               --                --                        29,319,045
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions  1,048,301          326,968            57,829               --                             7,758
Preferred shares offering costs            --               --               --                --                          (326,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions               1,048,301          326,968            57,829               --                        29,000,803
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      2,966,586        9,235,186         2,035,630         8,218,858                       29,579,158
Net assets applicable to Common
   shares at the beginning
   of period                      176,663,900      167,428,714       117,784,057       109,565,199                          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $179,630,486     $176,663,900      $119,819,687      $117,784,057                      $29,679,433
===================================================================================================================================
Undistributed net investment
   income at the end of period   $  1,500,913     $    116,948      $  1,187,234      $    213,121                      $   136,663
===================================================================================================================================


                                 See accompanying notes to financial statements.


65

                         Statement of
                              Changes in Net Assets (continued)

                                                OHIO                              OHIO                               OHIO
                                        QUALITY INCOME (NUO)             DIVIDEND ADVANTAGE (NXI)         DIVIDEND ADVANTAGE 2 (NBJ)
                                    ---------------------------        ----------------------------       --------------------------
                                                                                            FOR THE                          FOR THE
                                                                                     PERIOD 3/28/01                   PERIOD 9/26/01
                                                                                      (COMMENCEMENT                    (COMMENCEMENT
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED    OF OPERATIONS)                   OF OPERATIONS)
                                       7/31/02          7/31/01           7/31/02   THROUGH 7/31/01                  THROUGH 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 10,914,004     $ 11,399,510       $ 4,448,330       $ 1,209,414                      $ 2,414,558
Net realized gain (loss)
   from investments                 1,127,600          319,530           (10,990)          (25,604)                        (425,114)
Change in net unrealized appreciation
   (depreciation) of investments      387,460        5,042,976           836,808         1,528,249                        1,158,572
Distributions to Preferred Shareholders:
   From net investment income      (1,205,443)      (2,592,880)         (508,862)         (177,887)                        (237,497)
   From accumulated net realized gains
     from investments                      --              --                 --               --                                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations   11,223,621       14,169,136         4,765,286         2,534,172                        2,910,519
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (8,853,521)      (8,621,168)       (3,662,910)         (910,419)                      (1,932,880)
From accumulated net realized gains
   from investments                        --               --                --                --                               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (8,853,521)      (8,621,168)       (3,662,910)         (910,419)                      (1,932,880)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --              --                 --        60,151,930                       44,385,975
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions    817,099          571,647            21,725               124                           17,220
Preferred shares offering costs            --              --                 --          (452,250)                        (408,000)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                 817,099          571,647            21,725        59,699,804                       43,995,195
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      3,187,199        6,119,615         1,124,101        61,323,557                       44,972,834
Net assets applicable to Common
   shares at the beginning
   of period                      153,164,155      147,044,540        61,423,832           100,275                          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $156,351,354     $153,164,155       $62,547,933       $61,423,832                      $45,073,109
===================================================================================================================================
Undistributed net investment
   income at the end of period   $  1,162,184     $    270,766       $   410,424       $   121,108                      $   244,181
===================================================================================================================================


                                 See accompanying notes to financial statements.

66

                                                                                OHIO                              TEXAS
                                                                      DIVIDEND ADVANTAGE 3 (NVJ)           QUALITY INCOME (NTX)
                                                                  --------------------------------    ------------------------------
                                                                                           FOR THE
                                                                                    PERIOD 3/27/02
                                                                                     (COMMENCEMENT
                                                                                    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                                                   THROUGH 7/31/02          7/31/02         7/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                   $  544,899     $ 10,521,496    $ 10,923,284
Net realized gain (loss) from investments                                                  (11,350)        (267,356)      1,598,134
Change in net unrealized appreciation
   (depreciation) of investments                                                         1,409,668            1,647       6,666,684
Distributions to Preferred Shareholders:
   From net investment income                                                              (41,042)        (919,736)     (2,522,800)
   From accumulated net realized gains
     from investments                                                                           --         (197,372)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                                         1,902,175        9,138,679      16,665,302
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                (472,386)      (8,653,941)     (8,175,738)
From accumulated net realized gains
   from investments                                                                             --         (634,401)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                 (472,386)      (9,288,342)     (8,175,738)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                     30,734,250               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                                             536          327,339              --
Preferred shares offering costs                                                           (269,918)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                                   30,464,868          327,339              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                          31,894,657          177,676       8,489,564
Net assets applicable to Common
   shares at the beginning of period                                                       100,275      143,126,994     134,637,430
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                         $31,994,932     $143,304,670    $143,126,994
===================================================================================================================================
Undistributed net investment
   income at the end of period                                                         $    31,471     $  1,424,229    $    425,080
===================================================================================================================================

                                 See accompanying notes to financial statements.

67

                              Notes to
                                    Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ), Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) and Nuveen Texas Quality Income Municipal Fund
(NTX). Arizona Premium Income (NAZ), Michigan Quality Income (NUM), Michigan Premium Income (NMP), Ohio Quality Income (NUO) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Arizona Dividend Advantage
(NFZ), Arizona Dividend Advantage 2 (NKR), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. Prior to the commencement of operations of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage
(NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organization expenses ($15,000, $11,500, $11,500, $15,000, $11,500 and $11,500, respectively) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2002, Arizona Premium Income (NAZ) had an outstanding when-issued purchase commitment of $1,123,740. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the period ended July 31, 2002, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                ARIZONA      ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                PREMIUM     DIVIDEND      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE   ADVANTAGE 2       INCOME       INCOME    ADVANTAGE
                                  (NAZ)        (NFZ)         (NKR)        (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                          --           --            --           --          840           --
   Series T                          --          480            --           --           --           --
   Series W                          --           --           740           --           --          640
   Series TH                      1,200           --            --        3,200        1,400           --
   Series TH2                        --           --            --           --           --           --
   Series F                          --           --            --          560           --           --
---------------------------------------------------------------------------------------------------------
Total                             1,200          480           740        3,760        2,240          640
=========================================================================================================
                                                OHIO          OHIO         OHIO         OHIO        TEXAS
                                             QUALITY      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NUO)         (NXI)        (NBJ)        (NVJ)        (NTX)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                      680            --           --           --          760
   Series T                                       --            --           --          660           --
   Series W                                       --         1,240           --           --           --
   Series TH                                   1,400            --           --           --        2,000
   Series TH2                                  1,000            --           --           --           --
   Series F                                       --            --          960           --           --
---------------------------------------------------------------------------------------------------------
Total                                          3,080         1,240          960          660        2,760
=========================================================================================================


Effective November 16, 2001, Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) issued 640 Series W and 960 Series F, respectively, $25,000 stated value Preferred shares.

Effective May 17, 2002, Arizona Dividend Advantage 2 (NKR) and Ohio Dividend Advantage 3 (NVJ) issued 740 Series W and 660 Series T, respectively, $25,000 stated value Preferred shares.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended July 31, 2002.

                              Notes to
                                    Financial Statements (continued)

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ). Arizona Dividend Advantage's (NFZ), Arizona Dividend Advantage 2's (NKR), Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI), Ohio Dividend Advantage 2's (NBJ) and Ohio Dividend Advantage 3's (NVJ) share of offering costs ($45,873, $72,150, $61,530, $126,237, $93,150 and $64,500, respectively) were recorded as a reduction of the proceeds from the sale of the common shares.

Costs incurred by Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2
(NKR), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) in connection with their offering of Preferred shares ($262,500, $291,302, $326,000, $452,250,
$408,000 and $269,918, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy

As required, effective August 1, 2001, the following Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to August 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on August 1, 2001, as follows:

                      ARIZONA     ARIZONA     MICHIGAN     MICHIGAN        OHIO         OHIO        TEXAS
                      PREMIUM    DIVIDEND      QUALITY      PREMIUM     QUALITY     DIVIDEND      QUALITY
                       INCOME   ADVANTAGE       INCOME       INCOME      INCOME    ADVANTAGE       INCOME
                        (NAZ)       (NFZ)        (NUM)        (NMP)       (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
                          $--      $2,248     $158,627     $269,926     $36,378      $12,758      $51,330
=========================================================================================================


The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The net effect of this change for the fiscal year ended July 31, 2002, is as follows:

                      ARIZONA     ARIZONA     MICHIGAN     MICHIGAN        OHIO         OHIO        TEXAS
                      PREMIUM    DIVIDEND      QUALITY      PREMIUM     QUALITY     DIVIDEND      QUALITY
                       INCOME   ADVANTAGE       INCOME       INCOME      INCOME    ADVANTAGE       INCOME
                        (NAZ)       (NFZ)        (NUM)        (NMP)       (NUO)        (NXI)        (NTX)
---------------------------------------------------------------------------------------------------------
Investment income         $--     $ 4,792     $ 32,842     $ 50,019    $ 10,798     $ 44,512     $ 26,297
Net increase (decrease) in
   unrealized appreciation --      (4,792)     (32,842)     (50,019)    (10,798)     (38,520)     (26,297)
Net realized gain (loss)   --          --           --           --          --       (5,992)          --
=========================================================================================================

Classification and Measurement of Redeemable Securities

The Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                                                                ARIZONA
                                                                                                DIVIDEND
                                             ARIZONA PREMIUM            ARIZONA DIVIDEND       ADVANTAGE 2
                                              INCOME (NAZ)               ADVANTAGE (NFZ)         (NKR)
                                       -------------------------     -----------------------  --------------
                                                                                  FOR THE        FOR THE
                                                                              PERIOD 1/31/01  PERIOD 3/26/02
                                                                                 (COMMENCE-    (COMMENCE-
                                                                                   MENT OF       MENT OF
                                                                                OPERATIONS)    OPERATIONS)
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED    THROUGH      THROUGH
                                         7/31/02        7/31/01        7/31/02     7/31/01      7/31/02
------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                 --             --            --    1,529,100        2,405,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                         21,407         20,422         2,811          284            1,100
------------------------------------------------------------------------------------------------------------
                                           21,407         20,422         2,811    1,529,384        2,406,100
============================================================================================================
Preferred shares sold                          --             --            --          480              740
============================================================================================================

                                                                                              MICHIGAN
                                                                                              DIVIDEND
                                            MICHIGAN QUALITY            MICHIGAN PREMIUM      ADVANTAGE
                                              INCOME (NUM)                INCOME (NMP)          (NZW)
                                       -------------------------     ----------------------  ------------
                                                                                               FOR THE
                                                                                           PERIOD 9/25/01
                                                                                              (COMMENCE-
                                                                                                MENT OF
                                                                                              OPERATIONS)
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED  YEAR ENDED     THROUGH
                                         7/31/02        7/31/01        7/31/02     7/31/01      7/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                 --             --            --          --      2,051,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                         68,086         21,344         3,743          --            543
---------------------------------------------------------------------------------------------------------
                                           68,086         21,344         3,743          --      2,051,543
=========================================================================================================
Preferred shares sold                          --             --            --          --            640
=========================================================================================================

                              Notes to
                                    Financial Statements (continued)

                                                                                                 OHIO
                                                                                               DIVIDEND
                                              OHIO QUALITY                OHIO DIVIDEND      ADVANTAGE 2
                                              INCOME (NUO)               ADVANTAGE (NXI)         (NBJ)
                                      --------------------------    ------------------------ --------------
                                                                                  FOR THE       FOR THE
                                                                              PERIOD 3/28/01 PERIOD 9/26/01
                                                                                 (COMMENCE-   (COMMENCE-
                                                                                  MENT OF       MENT OF
                                                                                 OPERATIONS)  OPERATIONS)
                                       YEAR ENDED     YEAR ENDED    YEAR ENDED     THROUGH      THROUGH
                                          7/31/02        7/31/01       7/31/02     7/31/01      7/31/02
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                 --             --            --    4,207,900     3,105,000
   Shares issued to shareholders
     due to reinvestment of
     distributions                         47,904         34,578         1,425            8         1,188
---------------------------------------------------------------------------------------------------------
                                           47,904         34,578         1,425    4,207,908     3,106,188
=========================================================================================================
Preferred shares sold                          --             --            --        1,240           960
=========================================================================================================

                                                                     OHIO
                                                                   DIVIDEND
                                                                  ADVANTAGE 3          TEXAS QUALITY
                                                                     (NVJ)             INCOME (NTX)
                                                                --------------   -----------------------
                                                                    FOR THE
                                                                PERIOD 3/27/02
                                                                  (COMMENCE-
                                                                   MENT OF
                                                                  OPERATIONS)
                                                                    THROUGH       YEAR ENDED  YEAR ENDED
                                                                    7/31/02         7/31/02     7/31/01
--------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                       2,150,000           --         --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                                          35       21,816         --
--------------------------------------------------------------------------------------------------------
                                                                     2,150,035       21,816         --
========================================================================================================
Preferred shares sold                                                      660           --         --
========================================================================================================

3. SUBSEQUENT EVENT-DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid September 3, 2002, to shareholders of record on August 15, 2002, as follows:

                                ARIZONA      ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                PREMIUM     DIVIDEND      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE   ADVANTAGE 2       INCOME       INCOME    ADVANTAGE
                                  (NAZ)        (NFZ)         (NKR)        (NUM)        (NMP)        (NZW)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0765       $.0700        $.0720       $.0755       $.0735       $.0695
=========================================================================================================

                                                OHIO          OHIO         OHIO         OHIO        TEXAS
                                             QUALITY      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NUO)         (NXI)        (NBJ)        (NVJ)        (NTX)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0795        $.0730       $.0690       $.0730       $.0790
=========================================================================================================


4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the fiscal year ended July 31, 2002, were as follows:

                                ARIZONA      ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                PREMIUM     DIVIDEND      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                 INCOME    ADVANTAGE   ADVANTAGE 2       INCOME       INCOME    ADVANTAGE
                                  (NAZ)        (NFZ)        (NKR)*        (NUM)        (NMP)      (NZW)**
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
      securities            $18,986,824   $13,693,753  $52,863,052  $52,699,797  $15,648,473  $52,988,323
   Short-term securities      3,600,000           --     2,100,000   11,900,000    7,100,000    6,000,000
Sales and maturities:
   Long-term municipal
      securities             17,765,871    13,863,784      498,750   51,232,629   15,195,522    8,352,824
   Short-term securities      3,600,000           --     2,100,000   11,900,000    7,100,000    6,000,000
=========================================================================================================

                                                OHIO          OHIO         OHIO         OHIO        TEXAS
                                             QUALITY      DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                              INCOME     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                               (NUO)         (NXI)     (NBJ)***    (NVJ)****        (NTX)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities        $64,807,091   $16,898,282  $90,991,812  $48,912,937  $45,965,278
   Short-term securities                   7,500,000     7,700,000   29,550,000   29,225,000    3,000,000
Sales and maturities:
   Long-term municipal securities         58,210,697    16,305,693   23,362,318    2,503,049   50,282,614
   Short-term securities                   7,500,000     7,700,000   29,550,000   29,225,000    3,000,000
=========================================================================================================

   * For the period March 26, 2002 (commencement of operations) through July 31,
     2002.

  ** For the period September 25, 2001 (commencement of operations) through July
     31, 2002.

 *** For the period September 26, 2001 (commencement of operations) through July
     31, 2002.

**** For the period March 27, 2002 (commencement of operations) through July 31,
     2002.

                              Notes to
                                    Financial Statements (continued)

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis as of July 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                  ARIZONA      ARIZONA      ARIZONA      MICHIGAN      MICHIGAN     MICHIGAN
                                  PREMIUM     DIVIDEND     DIVIDEND       QUALITY       PREMIUM     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2        INCOME        INCOME    ADVANTAGE
                                    (NAZ)        (NFZ)        (NKR)         (NUM)         (NMP)        (NZW)
------------------------------------------------------------------------------------------------------------
Cost of Investments           $90,874,228  $33,383,217  $52,357,637  $255,782,971  $162,136,468  $44,444,890
============================================================================================================

                                                  OHIO         OHIO         OHIO         OHIO         TEXAS
                                               QUALITY     DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                                 (NUO)        (NXI)        (NBJ)        (NVJ)         (NTX)
-----------------------------------------------------------------------------------------------------------
Cost of Investments                       $220,733,663  $90,209,338  $67,162,379  $46,369,861  $197,654,777
===========================================================================================================

                                  ARIZONA      ARIZONA      ARIZONA     MICHIGAN     MICHIGAN    MICHIGAN
                                  PREMIUM     DIVIDEND     DIVIDEND      QUALITY      PREMIUM    DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2       INCOME       INCOME   ADVANTAGE
                                    (NAZ)        (NFZ)        (NKR)        (NUM)        (NMP)       (NZW)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation               $ 5,405,155    $ 995,787   $1,695,645  $16,027,668  $11,930,123    $631,506
   depreciation                (4,008,539)    (140,866)        (384)    (783,052)    (396,651)    (10,796)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments             $ 1,396,616    $ 854,921   $1,695,261  $15,244,616  $11,533,472    $620,710
=========================================================================================================

                                                  OHIO         OHIO         OHIO         OHIO         TEXAS
                                               QUALITY     DIVIDEND     DIVIDEND     DIVIDEND       QUALITY
                                                INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3        INCOME
                                                 (NUO)        (NXI)        (NBJ)        (NVJ)         (NTX)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                            $11,716,212   $2,682,531   $1,265,475   $1,409,668   $10,811,138
   depreciation                               (466,884)    (278,954)    (101,554)          --    (2,535,462)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                          $11,249,328   $2,403,577   $1,163,921   $1,409,668   $ 8,275,676
===========================================================================================================

The tax components of undistributed net investment income and realized gains at July 31, 2002, were as follows:

                                               ARIZONA      ARIZONA      ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                               PREMIUM     DIVIDEND     DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2       INCOME       INCOME    ADVANTAGE
                                                 (NAZ)        (NFZ)        (NKR)        (NUM)        (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income               $984,047     $237,288     $177,136   $2,203,902   $1,306,533     $282,798
Undistributed ordinary income *                     --        2,154       13,996           --           --           --
Undistributed long-term capital gains               --       63,997           --      834,829           --           --
=======================================================================================================================

                                                               OHIO         OHIO         OHIO         OHIO        TEXAS
                                                            QUALITY     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                              (NUO)        (NXI)        (NBJ)        (NVJ)        (NTX)
-----------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                          $1,718,741     $668,671     $455,613     $189,341   $1,971,279
Undistributed ordinary income *                                  --           --           --           --       21,034
Undistributed long-term capital gains                            --           --           --           --       93,585
=======================================================================================================================

The tax character of distributions paid during the period ended July 31, 2002, were designated for purposes of the dividends paid deduction as follows:

                                               ARIZONA      ARIZONA      ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                               PREMIUM     DIVIDEND     DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2       INCOME       INCOME    ADVANTAGE
                                                 (NAZ)        (NFZ)        (NKR)        (NUM)        (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income        $4,276,629   $1,469,871     $393,659  $11,598,566   $7,324,052   $1,280,774
Distributions from ordinary income *                --       25,947           --           --           --           --
Distributions from long-term capital gains     234,981           --           --    1,143,181           --           --
=======================================================================================================================

                                                               OHIO         OHIO         OHIO         OHIO        TEXAS
                                                            QUALITY     DIVIDEND     DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                              (NUO)        (NXI)        (NBJ)        (NVJ)        (NTX)
-----------------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income                    $10,020,828   $4,172,472   $1,953,596     $355,558   $9,516,981
Distributions from ordinary income *                             --           --           --           --           --
Distributions from long-term capital gains                       --           --           --           --      831,773
=======================================================================================================================

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.

                              Notes to
                                    Financial Statements (continued):

At July 31, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                  ARIZONA     MICHIGAN         OHIO         OHIO
                                  PREMIUM      PREMIUM      QUALITY     DIVIDEND
                                   INCOME       INCOME       INCOME    ADVANTAGE
                                    (NAZ)        (NMP)        (NUO)        (NXI)
--------------------------------------------------------------------------------
Expiration year:
   2004                             $  --     $136,711     $291,693          $--
   2005                                --           --           --           --
   2006                                --           --           --           --
   2007                                --           --           --           --
   2008                                --           --      279,929           --
   2009                                --           --       61,376           --
   2010                             2,164           --           --          836
--------------------------------------------------------------------------------
Total                              $2,164     $136,711     $632,998         $836
================================================================================


The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                      ARIZONA    MICHIGAN     MICHIGAN         OHIO        OHIO         OHIO        TEXAS
                      PREMIUM     PREMIUM     DIVIDEND     DIVIDEND    DIVIDEND     DIVIDEND      QUALITY
                       INCOME      INCOME    ADVANTAGE    ADVANTAGE ADVANTAGE 2  ADVANTAGE 3       INCOME
                        (NAZ)       (NMP)        (NZW)        (NXI)       (NBJ)        (NVJ)        (NTX)
---------------------------------------------------------------------------------------------------------
                     $460,002     $83,263     $179,018      $29,765    $425,114      $11,350     $625,349
=========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Arizona Premium Income's (NAZ), Michigan Quality Income's (NUM), Michigan Premium Income's (NMP), Ohio Quality Income's (NUO) and Texas Quality Income's
(NTX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TOPREFERRED SHARES)                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
===============================================================================

Under Arizona Dividend Advantage's (NFZ), Arizona Dividend Advantage 2's (NKR), Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI), Ohio Dividend Advantage 2's (NBJ) and Ohio Dividend Advantage 3's (NVJ) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TOPREFERRED SHARES)                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
JANUARY 31,                                     JANUARY 31,
--------------------------------------------------------------------------------
      2001*             .30%                         2007                   .25%
      2002              .30                          2008                   .20
      2003              .30                          2009                   .15
      2004              .30                          2010                   .10
      2005              .30                          2011                   .05
      2006              .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                   .30%                          2007                  .25%
2002                    .30                           2008                  .20
2003                    .30                           2009                  .15
2004                    .30                           2010                  .10
2005                    .30                           2011                  .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

                        Notes to
                              Financial Statements (continued)

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
SEPTEMBER 30,                                   SEPTEMBER 30,
--------------------------------------------------------------------------------
      2001*             .30%                         2007                   .25%
      2002              .30                          2008                   .20
      2003              .30                          2009                   .15
      2004              .30                          2010                   .10
      2005              .30                          2011                   .05
      2006              .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Arizona Dividend Advantage 2's (NKR) and Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                           2008                 .25%
2003                    .30                            2009                 .20
2004                    .30                            2010                 .15
2005                    .30                            2011                 .10
2006                    .30                            2012                 .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) and Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                        Financial
                              Highlights


                        Financial
                              Highlights

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                              Less Distributions
                                     -----------------------------------------------------------    --------------------------------
                                                               Distributions  Distributions
                                                               from Net       from                  Net
                       Beginning                  Net          Investment     Capital               Investment  Capital
                       Common                     Realized/    Income to      Gains to              Income to   Gains to
                       Share         Net          Unrealized   Preferred      Preferred             Common      Common
                       Net Asset     Investment   Investment   Share-         Share-                Share-      Share-
                       Value         Income       Gain (Loss)  holders+       holders+     Total    holders     holders       Total
====================================================================================================================================
ARIZONA
PREMIUM
INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                $14.77        $1.07        $ (.57)      $(.09)         $(.01)       $ .40    $(.88)      $(.04)       $ (.92)
2001                    14.25         1.09           .50        (.23)            --         1.36     (.83)       (.01)         (.84)
2000                    14.90         1.06          (.61)       (.25)            --          .20     (.85)         --          (.85)
1999                    15.43         1.07          (.55)       (.21)            --          .31     (.84)         --          (.84)
1998                    15.34         1.05           .10        (.23)            --          .92     (.83)         --          (.83)

ARIZONA
DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                 14.37         1.04           .36        (.11)            --         1.29     (.84)       (.01)         (.85)
2001(a)                 14.33          .44           .23        (.08)            --          .59     (.35)         --          (.35)

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                 14.33          .24           .71        (.02)            --          .93     (.22)         --          (.22)

MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                 15.32         1.11           .15        (.11)          (.02)        1.13     (.90)       (.07)         (.97)
2001                    14.54         1.16           .82        (.29)          (.01)        1.68     (.88)       (.02)         (.90)
2000                    15.20         1.19         (.53)        (.30)          (.02)         .34     (.92)       (.08)        (1.00)
1999                    15.91         1.15         (.63)        (.21)          (.02)         .29     (.92)       (.06)         (.98)
1998                    15.95         1.17         (.01)        (.24)            --          .92     (.95)       (.01)         (.96)

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                 15.31         1.05          .16         (.11)            --         1.10     (.85)         --          (.85)
2001                    14.24         1.07         1.07         (.25)            --         1.89     (.82)         --          (.82)
2000                    14.68         1.07         (.41)        (.27)            --          .39     (.83)         --          (.83)
1999                    15.30         1.05         (.64)        (.21)            --          .20     (.82)         --          (.82)
1998                    15.14         1.04          .19         (.25)            --          .98     (.82)         --          (.82)

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                 14.33          .76          .22         (.07)            --          .91     (.63)         --          (.63)
====================================================================================================================================

                                                                            Total Returns
                                                                       -----------------------
                                                                                       Based
                           Offering                                                    on
                           Costs and       Ending                                      Common
                           Preferred       Common                      Based           Share
                           Share           Share          Ending       on              Net
                           Underwriting    Net Asset      Market       Market          Asset
                           Discounts       Value          Value        Value**         Value**
==============================================================================================
ARIZONA
PREMIUM
INCOME (NAZ)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                    $--             $14.25         $16.9000       9.63 %         2.88%
2001                        --              14.77          16.3200      17.77           9.74
2000                        --              14.25          14.6250      (8.80)          1.61
1999                        --              14.90          17.0000       8.67           1.92
1998                        --              15.43          16.4375      12.18           6.14

ARIZONA
DIVIDEND
ADVANTAGE (NFZ)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                     --              14.81          15.7500       6.38           9.32
2001(a)                   (.20)             14.37          15.6500       6.76           2.81

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                   (.16)             14.88          15.8000       6.81           5.38

MICHIGAN QUALITY
INCOME (NUM)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                     --              15.48          16.1000      11.18           7.68
2001                        --              15.32          15.4200      17.11          11.90
2000                        --              14.54          14.0000      (9.92)          2.51
1999                      (.02)             15.20          16.6875       2.18           1.62
1998                        --              15.91          17.3125      10.27           5.97

MICHIGAN PREMIUM
INCOME (NMP)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                     --              15.56          15.3500      10.52           7.40
2001                        --              15.31          14.7100      17.81          13.61
2000                        --              14.24          13.2500      (6.16)          2.95
1999                        --              14.68          15.0625       5.95           1.23
1998                        --              15.30          15.0000      13.74           6.62

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                   (.19)             14.42          14.6500       2.00           5.21
============================================================================================

                                                          Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------
                                           Before Credit/Reimbursement   After Credit/Reimbursement***
                                           ---------------------------   -----------------------------
                                                          Ratio of Net                  Ratio of Net
                                           Ratio of       Investment     Ratio of       Investment
                           Ending          Expenses       Income to      Expenses       Income to
                           Net             to Average     Average        to Average     Average
                           Assets          Net Assets     Net Assets     Net Assets     Net Assets
                           Applicable      Applicable     Applicable     Applicable     Applicable   Portfolio
                           to Common       to Common      to Common      to Common      to Common    Turnover
                           Shares (000)    Shares++       Shares++       Shares++       Shares++     Rate
=============================================================================================================
ARIZONA
PREMIUM
INCOME (NAZ)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                    $ 62,876        1.28%          7.45%          1.26%          7.47%        19%
2001                         64,859        1.28           7.47           1.27           7.48         18
2000                         62,287        1.26           7.58           1.25           7.59         33
1999                         64,775        1.29           6.88           1.29           6.88          6
1998                         66,546        1.28           6.85           1.28           6.85         17

ARIZONA
DIVIDEND
ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                      22,791        1.41           6.72            .93           7.20         40
2001(a)                      22,072        1.43*          5.80*           .95*          6.28*        21

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                      35,913        1.19*          4.43*           .77*          4.85*         1

MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                     179,630        1.28           7.29           1.27           7.29         19
2001                        176,664        1.30           7.79           1.29           7.80         20
2000                        167,429        1.29           8.29           1.27           8.31         25
1999                        174,591        1.19           7.28           1.19           7.28         21
1998                        181,259        1.19           7.35           1.19           7.35          8

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(d)                     119,820        1.25           6.82           1.24           6.83          9
2001                        117,784        1.24           7.24           1.23           7.25         15
2000                        109,565        1.29           7.73           1.28           7.74         34
1999                        112,851        1.29           6.82           1.28           6.83          9
1998                        117,451        1.29           6.87           1.29           6.87          6

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     29,679         1.35*          6.00*           .90*          6.45*        21
=============================================================================================================

                              Municipal Auction Rate Cumulative
                              Preferred Stock at End of Period
                          ----------------------------------------
                          Aggregate       Liquidation
                          Amount          and Market     Asset
                          Outstanding     Value          Coverage
                          (000)           Per Share      Per Share
==================================================================
ARIZONA
PREMIUM
INCOME (NAZ)
------------------------------------------------------------------
Year Ended 7/31:
2002(d)                   $30,000         $25,000        $77,397
2001                       30,000          25,000         79,049
2000                       30,000          25,000         76,906
1999                       30,000          25,000         78,979
1998                       30,000          25,000         80,455

ARIZONA
DIVIDEND
ADVANTAGE (NFZ)
------------------------------------------------------------------
Year Ended 7/31:
2002(d)                    12,000          25,000         72,480
2001(a)                    12,000          25,000         70,984

ARIZONA DIVIDEND
ADVANTAGE 2 (NKR)
------------------------------------------------------------------
Year Ended 7/31:
2002(b)                    18,500          25,000         73,531

MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------
Year Ended 7/31:
2002(d)                    94,000          25,000         72,774
2001                       94,000          25,000         71,985
2000                       94,000          25,000         69,529
1999                       94,000          25,000         71,434
1998                       80,000          25,000         81,644

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------
Year Ended 7/31:
2002(d)                    56,000          25,000         78,491
2001                       56,000          25,000         77,582
2000                       56,000          25,000         73,913
1999                       56,000          25,000         75,380
1998                       56,000          25,000         77,433

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------
Year Ended 7/31:
2002(c)                    16,000          25,000         71,374
==================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.


***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period January 31, 2001 (commencement of operations) through July
     31, 2001.

(b)  For the period March 26, 2002 (commencement of operations) through July 31,
     2002.

(c)  For the period September 25, 2001 (commencement of operations) through July
     31, 2002.

(d) As required, effective August 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment
     Companies and began accreting taxable market discount on debt securities.
     The effect of this change for the fiscal year ended July 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common
     Shares as follows:

                            ARIZONA         ARIZONA        MICHIGAN     MICHIGAN
                            PREMIUM         DIVIDEND       QUALITY      PREMIUM
                            INCOME          ADVANTAGE      INCOME       INCOME
                            (NAZ)           (NFZ)          (NUM)        (NMP)
                            ----------------------------------------------------
2002 per share impact ($)      --           --             --           .01
2002 income ratio impact (%)   --           .02            .02          .04

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                 See accompanying notes to financial statements.
80-81 SPREAD

                       Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                              Less Distributions
                                     -----------------------------------------------------------    --------------------------------
                                                               Distributions  Distributions
                                                               from Net       from                  Net
                       Beginning                  Net          Investment     Capital               Investment  Capital
                       Common                     Realized/    Income to      Gains to              Income to   Gains to
                       Share         Net          Unrealized   Preferred      Preferred             Common      Common
                       Net Asset     Investment   Investment   Share-         Share-                Share-      Share-
                       Value         Income       Gain (Loss)  holders+       holders+     Total    holders     holders       Total
====================================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                   $16.10        $1.14        $ .18        $(.13)         $--          $1.19    $(.93)      $--         $ (.93)
2001                    15.52         1.20          .56         (.27)          --           1.49     (.91)       --           (.91)
2000                    16.13         1.21         (.56)        (.29)          --            .36     (.97)       --           (.97)
1999                    16.65         1.21         (.51)        (.24)          --            .46     (.98)       --           (.98)
1998                    16.57         1.22          .09         (.26)          --           1.05      .97)       --           (.97)

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                    14.57         1.06           .19        (.12)          --           1.13     (.87)       --           (.87)
2001(a)                 14.33          .29           .35        (.04)          --            .60     (.22)       --           (.22)

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                 14.33          .78           .23        (.08)          --            .93     (.62)       --           (.62)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                 14.33          .25           .65        (.02)          --            .88     (.22)       --           (.22)

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                    15.16         1.11          (.02)       (.10)        (.02)           .97     (.92)     (.07)          (.99)
2001                    14.26         1.16           .88        (.27)          --           1.77     (.87)       --           (.87)
2000                    15.13         1.16          (.74)       (.27)        (.02)           .13     (.91)     (.09)         (1.00)
1999                    15.90         1.16          (.72)       (.22)        (.02)           .20     (.90)     (.07)          (.97)
1998                    15.86         1.17           .07        (.27)          --            .97     (.93)       --           (.93)
====================================================================================================================================



                                                                            Total Returns
                                                                       -----------------------
                                                                                       Based
                           Offering                                                    on
                           Costs and       Ending                                      Common
                           Preferred       Common                      Based           Share
                           Share           Share          Ending       on              Net
                           Underwriting    Net Asset      Market       Market          Asset
                           Discounts       Value          Value        Value**         Value**
==============================================================================================
OHIO QUALITY
INCOME (NUO)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                       $--             $16.36         $18.6200     17.00%          7.63%
2001                        --              16.10          16.8000      6.86           9.85
2000                        --              15.52          16.6250     (1.80)          2.50
1999                        --              16.13          18.0000      5.09           2.74
1998                        --              16.65          18.0625     10.14           6.53

OHIO DIVIDEND
ADVANTAGE (NXI)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                        --              14.83          15.1500      4.48           8.02
2001(a)                    (.14)            14.57          15.3500      3.77           3.21

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                    (.16)            14.48          14.6500      1.91           5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                    (.16)            14.83          15.3000      3.47           5.05

TEXAS QUALITY
INCOME (NTX)
----------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                        --              15.14          15.0700      9.29           6.61
2001                        --              15.16          14.7300     21.16          12.74
2000                        --              14.26          12.9375     (7.93)          1.15
1999                        --              15.13          15.1875      2.97           1.21
1998                        --              15.90          15.6875      6.45           6.27
==============================================================================================

                                                          Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------
                                           Before Credit/Reimbursement   After Credit/Reimbursement***
                                           ---------------------------   -----------------------------
                                                          Ratio of Net                  Ratio of Net
                                           Ratio of       Investment     Ratio of       Investment
                           Ending          Expenses       Income to      Expenses       Income to
                           Net             to Average     Average        to Average     Average
                           Assets          Net Assets     Net Assets     Net Assets     Net Assets
                           Applicable      Applicable     Applicable     Applicable     Applicable   Portfolio
                           to Common       to Common      to Common      to Common      to Common    Turnover
                           Shares (000)    Shares++       Shares++       Shares++       Shares++     Rate
=============================================================================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                       $156,351        1.26%          7.10%          1.24%          7.12%        26%
2001                        153,164        1.32           7.58           1.30           7.60         15
2000                        147,045        1.31           7.88           1.29           7.89         11
1999                        151,961        1.26           7.26           1.25           7.27          3
1998                        155,940        1.29           7.37           1.29           7.37          9

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                         62,548        1.24           6.79            .78           7.25         18
2001(a)                      61,424        1.15*          5.58*           .71*          6.02*         4

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)                     45,073         1.25*          6.12*           .80*          6.57*        39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     31,995         1.22*          4.72*           .80*          5.15*         7

TEXAS QUALITY
INCOME (NTX)
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002                       143,305         1.23           7.40           1.22           7.42         22
2001                       143,127         1.21           7.87           1.19           7.88         24
2000                       134,637         1.27           8.18           1.26           8.19         32
1999                       142,784         1.23           7.31           1.23           7.32         19
1998                       149,669         1.22           7.40           1.22           7.40         17
=============================================================================================================

                              Municipal Auction Rate Cumulative
                              Preferred Stock at End of Period
                          ----------------------------------------
                          Aggregate       Liquidation
                          Amount          and Market     Asset
                          Outstanding     Value          Coverage
                          (000)           Per Share      Per Share
==================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------
Year Ended 7/31:
2002                      $77,000         $25,000        $75,763
2001                       77,000          25,000         74,729
2000                       77,000          25,000         72,742
1999                       77,000          25,000         74,338
1998                       77,000          25,000         75,630

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------
Year Ended 7/31:
2002                       31,000          25,000         75,442
2001(a)                    31,000          25,000         74,535

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------
Year Ended 7/31:
2002(b)                    24,000          25,000         71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------
Year Ended 7/31:
2002(c)                    16,500          25,000         73,477

TEXAS QUALITY
INCOME (NTX)
------------------------------------------------------------------
Year Ended 7/31:
2002                       69,000          25,000         76,922
2001                       69,000          25,000         76,858
2000                       69,000          25,000         73,782
1999                       69,000          25,000         76,733
1998                       69,000          25,000         79,228
==================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the period March 28, 2001 (commencement of operations) through July 31,
     2001.

(b)  For the period September 26, 2001 (commencement of operations) through July
     31, 2002.

(c)  For the period March 27, 2002 (commencement of operations) through July 31,
     2002.

(d) As required, effective August 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment
     Companies and began accreting taxable market discount on debt securities.
     The effect of this change for the fiscal year ended July 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common
     Shares as follows:

                                        OHIO           OHIO         TEXAS
                                        QUALITY        DIVIDEND     QUALITY
                                        INCOME         ADVANTAGE    INCOME
                                        (NUO)          (NXI)        (NTX)
                                        -----------------------------------
2002 per share impact ($)               --             .01           --
2002 income ratio impact (%)            .01            .07          .02

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                                 See accompanying notes to financial statements.


82-83 SPREAD

                       Directors/Trustees
                               and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Directors/Trustees of the Funds. The number of directors/trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the directors/trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors/trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                   NUMBER OF FUNDS
                                               YEAR FIRST             PRINCIPAL OCCUPATION(S)                      IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  ELECTED OR APPOINTED   INCLUDING OTHER DIRECTORSHIPS                OVERSEEN BY
AND ADDRESS                  WITH THE FUND     AND TERM OF OFFICE (a) DURING PAST 5 YEARS                          DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR/TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1)  Chairman of the   1994                   Chairman and Director (since 1996) of The        130
3/28/1949                    Board, President  Term:                  Nuveen Company, Nuveen Investments, Nuveen
333 W. Wacker Drive          and Director/     one year (2)           John Advisory Corp. and Nuveen Institutional
Chicago, IL 60606            Trustee                                  Advisory Corp.; Chairman and Director
                                                                      (since 1997) of Nuveen Asset Management
                                                                      Inc.; Director (since 1996) of Institutional
                                                                      Capital Corporation; Chairman and Director
                                                                      (since 1999) of Rittenhouse Financial
                                                                      Services Inc.; Chief Executive Officer
                                                                      (since 1999) of Nuveen Senior Loan Asset
                                                                      Management Inc.

DIRECTORS/TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER            Director/Trustee  1997                   Private Investor and Management Consultant.      112
8/22/1940                                      Term:
333 W. Wacker Drive                            one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN            Director/Trustee  1993                   Retired (1989) as Senior Vice President of The   112
7/29/1934                                      Term:                  Northern Trust Company.
333 W. Wacker Drive                            one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI         Director/Trustee  1994                   Retired (2002); formerly, Executive Director     112
1/26/1933                                      Term:                  (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                            one year (2)           Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                     President and Chief Executive Officer of
                                                                      Blanton-Peale Institutes of Religion and
                                                                      Health; prior thereto, Vice President,
                                                                      Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS              Director/Trustee  1991                   Adjunct Professor of Business and Economics,     112
4/3/1933                                       Term:                  University of Dubuque, Iowa; Director,
333 W. Wacker Drive                            one year (2)           Executive Service Corps of Chicago
Chicago, IL 60606                                                     (not-for-profit); Director, Hadley School for
                                                                      the Blind (not-for-profit); formerly
                                                                      (1991-2000) Adjunct Professor, Lake Forest
                                                                      Graduate School of Management, Lake Forest,
                                                                      Illinois; prior thereto, Executive Director,
                                                                      Towers Perrin Australia, a management
                                                                      consulting firm; Chartered Financial Analyst;
                                                                      Certified Management Consultant.

84

                                                                                                                   NUMBER OF FUNDS
                                               YEAR FIRST             PRINCIPAL OCCUPATION(S)                      IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD  ELECTED OR APPOINTED   INCLUDING OTHER DIRECTORSHIPS                OVERSEEN BY
AND ADDRESS                  WITH THE FUND     AND TERM OF OFFICE (a) DURING PAST 5 YEARS                          DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS/TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER         Director/Trustee  1997                   Senior Partner and Chief Operating Officer,      112
9/24/1944                                      Term:                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                            one year (2)           Miller-Valentine Realty, a development and
Chicago, IL 60606                                                     contract company; Chair, Miami Valley
                                                                      Hospital; Vice Chair, Miami Valley Economic
                                                                      Development Coalition; formerly, Member,
                                                                      Community Advisory Board, National City
                                                                      Bank, Dayton, Ohio; and Business Advisory
                                                                      Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE          Director/Trustee  1997                   Executive Director, Gaylord and Dorothy          112
12/29/1947                                     Term:                  Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                            one year (2)           thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                     Protection Fund (from 1990 to 1994).



                                                                      PRINCIPAL OCCUPATION(S)                    NUMBER OF FUNDS
NAME, BIRTHDATE              POSITION(S) HELD  YEAR FIRST ELECTED     INCLUDING OTHER DIRECTORSHIPS              IN NUVEEN COMPLEX
AND ADDRESS                  WITH THE FUND     OR APPOINTED (b)       DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON          Vice President    2002                   Vice President (since January 2002), formerly,   130
2/3/1966                                                              Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                                   Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN              Vice President    2002                   Vice President (since January 2002), formerly,   126
11/10/1966                                                            Assistant Vice President of Nuveen
333 W. Wacker Drive                                                   Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO            Vice President    1999                   Vice President of Nuveen Investments (since      130
11/28/1967                   and Treasurer                            1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                                                   (from 1997); Vice President and Treasurer (since
Chicago, IL 60606                                                     1999) of Nuveen Senior Loan Asset Management
                                                                      Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO             Vice President    2001                   Vice President of Nuveen Advisory Corp. (since   130
9/8/1954                                                              2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                                   Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                                     thereto, Assistant Vice President of Van Kampen
                                                                      Investment Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER           Vice President    2002                   Vice President (since January 2002), Assistant   130
9/24/1964                                                             General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                                   1998), formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                                     Investments; Vice President (since January 2002)
                                                                      and Assistant Secretary (since 1998), formerly
                                                                      Assistant Vice President of Nuveen Advisory Corp.
                                                                      and Nuveen Institutional Advisory Corp.; prior thereto,
                                                                      Associate at the law firm D'Ancona Partners LLC.
85

                       Directors/Trustees
                               and Officers (continued)


                                                                      PRINCIPAL OCCUPATION(S)                    NUMBER OF FUNDS
NAME, BIRTHDATE              POSITION(S) HELD  YEAR FIRST ELECTED     INCLUDING OTHER DIRECTORSHIPS              IN NUVEEN COMPLEX
AND ADDRESS                  WITH THE FUND     OR APPOINTED (b)       DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON            Vice President    1998                   Vice President of Nuveen Investments; Vice       130
10/24/1945                                                            President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                                   and Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD        Vice President    1995                   Managing Director (since January 2002) of        130
3/2/1964                                                              Nuveen Investments; Managing Director of
333 W. Wacker Drive                                                   Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                     Advisory Corp. (since 2001); prior thereto,
                                                                      Vice President of Nuveen Advisory Corp.;
                                                                      Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY               Vice President    1998                   Vice President of Nuveen Investments and         130
5/31/1954                    and Controller                           (since 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                                   President (since 1999) of Nuveen Senior Loan
Chicago, IL 60606                                                     Asset Management Inc.; Certified Public
                                                                      Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL            Vice President    1992                   Vice President of Nuveen Advisory Corp.;         126
7/5/1955                                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER             Vice President    1997                   Vice President of Nuveen Institutional Advisory  126
3/26/1963                                                             Corp. (since 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA              Vice President    1990                   Vice President of Nuveen Advisory Corp.          126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                Vice President    2000                   Vice President (since 2000) of Nuveen            130
3/22/1963                                                             Investments, previously Assistant Vice
333 W. Wacker Drive                                                   President (since 1999); prior thereto,
Chicago, IL 60606                                                     Associate of Nuveen Investments; Certified
                                                                      Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                Vice President    2002                   Vice President (since 1999), previously,         130
8/27/1961                                                             Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                   Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN              Vice President    1992                   Vice President, Assistant Secretary and          130
7/27/1951                    and Assistant                            Assistant General Counsel of Nuveen
333 W. Wacker Drive          Secretary                                Investments; Vice President and Assistant
Chicago, IL 60606                                                     Secretary of Nuveen Advisory Corp. and Nuveen
                                                                      Institutional Advisory Corp.; Vice President and
                                                                      Assistant Secretary of The John Nuveen
                                                                      Company and Nuveen Asset Management, Inc.;
                                                                      Vice President and Assistant Secretary (since 1999)
                                                                      of Nuveen Senior Loan Asset Management Inc.
86

                                                                      PRINCIPAL OCCUPATION(S)                    NUMBER OF FUNDS
NAME, BIRTHDATE              POSITION(S) HELD  YEAR FIRST ELECTED     INCLUDING OTHER DIRECTORSHIPS              IN NUVEEN COMPLEX
AND ADDRESS                  WITH THE FUND     OR APPOINTED (b)       DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV          Vice President    1996                   Managing Director (since January 2002) of        130
7/7/1965                                                              Nuveen Investments; Managing Director
333 W. Wacker Drive                                                   (since 1997) of Nuveen Advisory Corp.
Chicago, IL 60606                                                     and Nuveen Institutional Advisory Corp.;
                                                                      Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY      Vice President    2002                   Vice President (since January 2002), formerly,   126
9/4/1960                                                              Assistant Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                                   Advisory Corp.; prior thereto, Portfolio Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING           Vice President    1982                   Vice President of Nuveen Advisory Corp. and      126
7/31/1951                                                             Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                                   Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN         Vice President    1992                   Managing Director (since January 2002,           130
9/9/1956                     and Secretary                            formerly Vice President), Assistant Secretary
333 W. Wacker Drive                                                   and Associate General Counsel (formerly
Chicago, IL 60606                                                     Assistant General Counsel) of Nuveen Investments;
                                                                      Managing Director (since January 2002, formerly
                                                                      Vice President) and Assistant Secretary of Nuveen
                                                                      Advisory Corp. and Nuveen Institutional Advisory
                                                                      Corp.; Vice President and Assistant Secretary of
                                                                      The John Nuveen Company; Managing Director
                                                                      (since January 2002, formerly Vice President)
                                                                      and Assistant Secretary (since 1999) of Nuveen
                                                                      Senior Loan Asset Management Inc.; Chartered
                                                                      Financial Analyst.


(a) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.

(b) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Directors/Trustees are elected each year by shareholders and serve a one year term until his/her successor is elected.

Build Your Wealth
                  Automatically


SIDEBAR TEXT:

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

end sidebar text




NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     Information



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
Nuveen Investments
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended July 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations

PHOTO OF: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments



Nuveen Investments  333 West Wacker Drive
Chicago, IL 60606  www.nuveen.com                                     EAN-A-0702